JOHN HANCOCK TRUST
601 Congress Street
Boston, Massachusetts 02210-2805

September 9, 2009

Dear Variable Annuity and Variable Life Contract Owners:

A Special Meeting of Shareholders of John Hancock Trust (“JHT”) will be held at 601 Congress Street, Boston, Massachusetts 02210, on October 19, 2009 at 10:00 a.m., Eastern Time (the “Meeting”).

At the Meeting, shareholders of each of five series or funds of JHT — the Emerging Small Company Trust, Global Allocation Trust, Global Real Estate Trust, International Small Cap Trust and Mid Cap Intersection Trust (each, an “Acquired Fund”), will be asked to consider and approve a proposed Agreement and Plan of Reorganization (the “Plan”) providing for the combination of that Acquired Fund into the corresponding JHT fund listed below (each, an “Acquiring Fund”) (the “Reorganization”):

Acquired Funds		Acquiring Funds

Emerging Small Company Trust	—	Smaller Company Growth Trust
Global Allocation Trust	—	Lifestyle Balanced Trust
Global Real Estate Trust	—	Real Estate Securities Trust
International Small Cap Trust	—	International Small Company Trust
Mid Cap Intersection Trust	—	Mid Cap Index Trust

Under the Plan and with respect to each of the five combinations comprising the Reorganization: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of its corresponding Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the shares of the Acquiring Fund will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate. As a result, each shareholder of an Acquired Fund will become a shareholder of the corresponding Acquiring Fund. The total value of all shares of each Acquiring Fund issued in the Reorganization will equal the total value of the net assets of its corresponding Acquired Fund. The number of full and fractional shares of an Acquiring Fund received by a shareholder of an Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange on the closing date of the Reorganization. Holders of Series I, Series II and NAV shares of the Acquired Funds will receive, respectively, Series I, Series II and NAV shares of the Acquiring Funds. If approved by shareholders of the Acquired Funds, the Reorganization is expected to occur as of the close of regularly scheduled trading on the New York Stock Exchange on November 13, 2009. All share classes of each Acquired Fund will vote in the aggregate and not by class with respect to the proposed Reorganization as to that Fund. The consummation of the Reorganization as to any Acquired Fund and its corresponding Acquiring Fund is not contingent upon such consummation as to any other Acquired and Acquiring Fund.

The Board of Trustees of JHT (the “Board”) has unanimously approved the Reorganization and believes that it will benefit shareholders of the Acquired Funds. The Reorganization is intended to eliminate underperforming and in some cases relatively small Acquired Funds (the latter having experienced substantial recent redemptions) in favor of Acquiring Funds that have better performance records, are expected to have improved prospects for continued asset growth and in most cases have lower advisory fees and overall operating expenses. The Acquiring Funds have substantially the same or similar investment objectives and/or principal strategies as their corresponding Acquired Funds, albeit indirectly in the case of two Acquiring Funds: the Lifestyle Balanced Trust which operates as a fund of funds and invests in other funds; and the Mid Cap Index Trust which is an index fund that seeks to track its benchmark index. In addition, except for the Smaller Company Growth Trust, which currently would have higher overall operating expenses than its Acquired Fund but for a contractual fee waiver, each of the Acquiring Funds has lower advisory fee rates and lower overall operating expenses (in the case of the International Small Company Trust, lower advisory fee rates at current asset levels and expected lower total operating expenses following the Reorganization) than its corresponding Acquired Fund. Moreover, for the respective, indicated periods ended April 30, 2009, each of the Acquiring Funds has outperformed its corresponding Acquired Fund: the Lifestyle Balanced Trust for the one- three- and five-year periods; the Real Estate Securities and International Small Company Trusts for the one-and three-year periods; the Mid Cap Index Trust for the one-year period; and the Smaller Company Growth Trust for the period since its inception on October 7, 2008.

The value of your investment will not be affected by the Reorganization. Furthermore, the combinations involving the Emerging Small Company Trust, Global Real Estate Trust and International Small Cap Trust are expected to qualify as tax-free reorganizations for federal income tax purposes and, although the combinations involving the Global Allocation Trust and the Mid Cap Intersection Trust are not expected to so qualify, these transactions are not expected to be taxable events for federal income tax purposes for variable annuity or variable life insurance contract owners whose contract values are determined by investment in shares of those Acquired Funds. The expenses of the combination involving the Global Allocation Trust will be borne by this Acquired Fund because it is expected principally to benefit from the combination, the expenses of the combination involving the Emerging Small Company Trust will be allocated between the Acquired and Acquiring Funds on a relative net asset basis because both funds are expected to benefit from the combination, and the expenses of the combinations involving the Global Real Estate Trust, International Small Cap Trust and Mid Cap Intersection Trust will be borne by John Hancock Investment Management Services, LLC, JHT’s investment adviser, in view of the impact on these Acquired Funds of recent, significant asset redemptions by JHT’s Lifestyle Trusts.

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Although you are not a shareholder of JHT, your purchase payments and the earnings on such purchase payments under your variable annuity or variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”), John Hancock Life Insurance Company of New York (“John Hancock NY”), John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) are invested in subaccounts of separate accounts established by these companies, and each subaccount invests in shares of one of JHT’s funds. You have the right to instruct these insurance companies, as appropriate, how to vote the shares of the Acquired Funds attributable to your contract as of August 21, 2009, the record date for the Meeting. John Hancock USA, John Hancock NY, JHLICO and JHVLICO will vote all shares of each Acquired Fund issued to such companies in proportion to the timely voting instructions with respect to that fund received from owners of contracts participating in separate accounts registered under the Investment Company Act of 1940, as amended.

Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/ Prospectus for JHT, and a Voting Instructions Form. The Proxy Statement/Prospectus provides background information and describes in detail the matters to be voted on at the Meeting.

The Board has unanimously voted in favor of the proposed Reorganization and recommends that you give voting instructions for its approval.

In order for shares to be voted at the Meeting based on your instructions, we urge you to read the Proxy Statement/Prospectus and then complete and mail your Voting Instructions Form in the enclosed postage-paid envelope, allowing sufficient time for its receipt by October 18, 2009. To give voting instructions by touch-tone telephone or via the Internet, follow the instructions on the Voting Instructions Form.

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If you have any questions regarding the Reorganization, please call one of the following numbers:

— For John Hancock USA variable annuity contracts:	(800) 344-1029
— For John Hancock USA variable life contracts:	(800) 827-4546
— For John Hancock NY variable annuity contracts:	(800) 551-2078
— For John Hancock NY variable life contracts:	(888) 267-7784
— For JHLICO variable life contracts:	(800) 521-1234
— For JHVLICO variable life contracts	(800) 521-1234

Sincerely,

Thomas Kinzler
Secretary
John Hancock Trust

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JOHN HANCOCK TRUST
601 Congress Street
Boston, Massachusetts 02210-2805

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the Emerging Small Company Trust, Global Allocation Trust, Global Real Estate Trust, International Small Cap Trust and Mid Cap Intersection Trust:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Emerging Small Company Trust, Global Allocation Trust, Global Real Estate Trust, International Small Cap Trust and Mid Cap Intersection Trust (each, an “Acquired Fund”), each a separate series or fund of John Hancock Trust (“JHT”), will be held at 601 Congress Street, Boston, Massachusetts 02210, on October 19, 2009 at 10:00 a.m., Eastern Time. A Proxy Statement/Prospectus providing information about the following proposals to be voted on at the Meeting is included with this notice.

Proposal 1	Approval of Agreement and Plan of Reorganization providing for the combination of the Emerging Small Company Trust into the Smaller Company Growth Trust. (Only shareholders of the Emerging Small Company Trust will vote on Proposal 1)

Proposal 2	Approval of Agreement and Plan of Reorganization providing for the combination of the Global Allocation Trust into the Lifestyle Balanced Trust. (Only shareholders of the Global Allocation Trust will vote on Proposal 2)

Proposal 3	Approval of Agreement and Plan of Reorganization providing for the combination of the Global Real Estate Trust into the Real Estate Securities Trust. (Only shareholders of the Global Real Estate Trust will vote on Proposal 3)

Proposal 4	Approval of Agreement and Plan of Reorganization providing for the combination of the International Small Cap Trust into the International Small Company Trust. (Only shareholders of the International Small Cap Trust will vote on Proposal 4)

Proposal 5	Approval of Agreement and Plan of Reorganization providing for the combination of the Mid Cap Intersection Trust into the Mid Cap Index Trust. (Only shareholders of the Mid Cap Intersection Trust will vote on Proposal 5)

Any other business that may properly come before the Meeting.

The Board of Trustees of JHT recommends that shareholders vote FOR each Proposal.

Approval of each proposal will require the affirmative vote of the holders of at least a “Majority of the Outstanding Voting Securities” (as defined in the accompanying Proxy Statement/Prospectus) of the applicable Acquired Fund.

Each shareholder of record at the close of business on August 21, 2009 is entitled to receive notice of and to vote at the Meeting.

Sincerely yours,

Thomas Kinzler
Secretary

September 9, 2009
Boston, Massachusetts

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JOHN HANCOCK TRUST
601 Congress Street
Boston, Massachusetts 02210-2805

PROXY STATEMENT/PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 19, 2009

RELATING TO THE FOLLOWING COMBINATIONS:

(1) EMERGING SMALL COMPANY TRUST INTO SMALLER COMPANY GROWTH TRUST;
(2) GLOBAL ALLOCATION TRUST INTO LIFESTYLE BALANCED TRUST;
(3) GLOBAL REAL ESTATE TRUST INTO REAL ESTATE SECURITIES TRUST;
(4) INTERNATIONAL SMALL CAP TRUST INTO INTERNATIONAL SMALL COMPANY TRUST; AND
(5) MID CAP INTERSECTION TRUST INTO MID CAP INDEX TRUST

This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of John Hancock Trust (“JHT”) of proxies to be used at a Special Meeting of Shareholders of JHT to be held at 601 Congress Street, Boston, Massachusetts 02210, on October 19, 2009, at 10:00 a.m., Eastern Time (the “Meeting”).

At the Meeting, shareholders of each of five series or funds of JHT — the Emerging Small Company Trust, Global Allocation Trust, Global Real Estate Trust, International Small Cap Trust and Mid Cap Intersection Trust (each, an “Acquired Fund”), will be asked to consider and approve a proposed Agreement and Plan of Reorganization (the “Plan”) providing for the combination of the Acquired Funds into their corresponding JHT funds listed below (each, an “Acquiring Fund”) (each a “Combination” and, collectively, the “Reorganization”):

Acquired Funds		Acquiring Funds

Emerging Small Company Trust	—	Smaller Company Growth Trust
Global Allocation Trust	—	Lifestyle Balanced Trust
Global Real Estate Trust	—	Real Estate Securities Trust
International Small Cap Trust	—	International Small Company Trust
Mid Cap Intersection Trust	—	Mid Cap Index Trust

Under the Plan and with respect to each of the five Combinations comprising the Reorganization: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of its corresponding Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the shares of the Acquiring Fund will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate. As a result, each shareholder of an Acquired Fund will become a shareholder of the corresponding Acquiring Fund. The total value of all shares of each Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the corresponding Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization (the “Exchange Date”). Holders of Series  I, Series II and NAV shares of the Acquired Funds will receive, respectively, Series I, Series II and NAV shares of the Acquiring Funds. If approved by shareholders of an Acquired Fund, the Reorganization is expected to occur with respect to that fund as of the close of regularly scheduled trading on the NYSE on November 13, 2009. All share classes of each Acquired Fund will vote in the aggregate and not by class. The consummation of the Reorganization as to any Acquired Fund and its corresponding Acquired Fund is not contingent upon such consummation as to any other Acquired and Acquiring Fund. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and in the form of the Plan attached hereto as Appendix A.

This Proxy Statement/Prospectus contains information shareholders should know before voting on the Reorganization. Please read it carefully and retain it for future reference. JHT’s Annual and Semi-Annual Reports to Shareholders contain additional information about the investments of the Acquired and Acquiring Funds, and the most recent Annual Report contains discussions of the market conditions and investment strategies that significantly affected such funds during their fiscal year ended December 31, 2008. Copies of these reports may be obtained at no charge by calling the appropriate toll free number listed below.

For additional information regarding the Acquired Funds, see the JHT Prospectus dated May 1, 2009 (File Nos. 2-94157 and 811-04146) which is incorporated by reference into this Proxy Statement/Prospectus insofar as it relates to those funds. A Statement of Additional Information dated September 9, 2009 (the “SAI”) relating to this Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission (“SEC”) and is also incorporated by reference into this Proxy Statement/Prospectus. The SAI incorporates by reference the Statement of Additional Information of JHT dated May 1, 2009 insofar as it relates to the Acquired and Acquiring Funds (the “JHT SAI”). Copies of the SAI, which will be accompanied by copies of the JHT SAI, may be obtained without charge by writing to JHT at the address stated above or by calling the appropriate toll free number listed below. For purposes of this Proxy Statement/ Prospectus, references to information found or included in the SAI include

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information found or included in the JHT SAI. Shareholders having any questions regarding the Reorganization should call the appropriate toll free number listed below:

— For John Hancock USA variable annuity contracts:	(800) 344-1029
— For John Hancock USA variable life contracts:	(800) 827-4546
— For John Hancock NY variable annuity contracts:	(800) 551-2078
— For John Hancock NY variable life contracts:	(888) 267-7784
— For JHLICO variable life contracts:	(800) 521-1234
— For JHVLICO variable life contracts	(800) 521-1234

JHT is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090). Such materials are also available on the SEC’s EDGAR Database on its Internet site at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov or by writing to the SEC’s Public Reference Room.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

The date of this Proxy Statement/Prospectus is September 9, 2009.

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		Page

Introduction		1
Overview of the Reorganization		1
Proposal 1	Approval of Agreement and Plan of Reorganization providing for the combination of the Emerging Small Company Trust into the Smaller Company Growth Trust. (Only shareholders of the Emerging Small Company Trust will vote on Proposal 1)	5
Proposal 2	Approval of Agreement and Plan of Reorganization providing for the combination of the Global Allocation Trust into the Lifestyle Balanced Trust. (Only shareholders of the Global Allocation Trust will vote on Proposal 2)	14
Proposal 3	Approval of Agreement and Plan of Reorganization providing for the combination of the Global Real Estate Trust into the Real Estate Securities Trust. (Only shareholders of the Global Real Estate Trust will vote on Proposal 3)	26
Proposal 4	Approval of Agreement and Plan of Reorganization providing for the combination of the International Small Cap Trust into the International Small Company Trust. (Only shareholders of the International Small Cap Trust will vote on Proposal 4)	36
Proposal 5	Approval of Agreement and Plan of Reorganization providing for the combination of the Mid Cap Intersection Trust into the Mid Cap Index Trust. (Only shareholders of the Mid Cap Intersection Trust will vote on Proposal 5)	47
Information About the Reorganization		55
	Agreement and Plan of Reorganization	55
	Reasons for the Reorganization	57
	Board Consideration of the Reorganization	57
	Description of the Securities to Be Issued	62
	Federal Income Tax Consequences	64
Capitalization		67
Additional Information About the Funds		72
	Other Permitted Investments by the Funds of Funds	72
	Risks of Investing in Certain Types of Securities	73
	Additional Information About the Fund’s Principal Investment Policies	92
	Subadvisers and Portfolio Managers	95
	Rule 12b-1 Fees	101
	Dividends and Distributions	102

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INTRODUCTION

This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of proxies to be used at the Meeting. The Board has designated August 21, 2009 as the record date for determining shareholders eligible to vote at the Meeting (the “Record Date”). All shareholders of record at the close of business on the Record Date are entitled to one vote for each share (and fractional votes for fractional shares) of beneficial interest of JHT held.

JHT.  JHT is a Massachusetts business trust that is a no-load open-end investment company, commonly known as a mutual fund, registered under the 1940 Act. JHT currently offers 125 separate series or funds (each a “fund”), including the Acquired and Acquiring Funds. JHT does not sell its shares directly to the public but generally only to insurance companies and their separate accounts as the underlying investment media for variable annuity and variable life insurance contracts (“variable contracts”), certain entities affiliated with the insurance companies and other funds of JHT that operate as funds of funds.

Investment Management.  John Hancock Investment Management Services, LLC (“JHIMS” or the “Adviser”) serves as investment adviser to JHT and to each of the Acquired and Acquiring Funds. Pursuant to an investment advisory agreement with JHT dated May 1, 1999, as amended (the “Advisory Agreement”), JHIMS is responsible for, among other things, administering the business and affairs of JHT and selecting, contracting with, compensating and monitoring the investment subadvisers that manage the investment and reinvestment of the assets of the funds pursuant to subadvisory agreements with JHIMS. JHIMS and the subadvisers to the Acquired and Acquiring Funds are registered as investment advisers under the Investment Advisers Act of 1940, as amended.

The Distributor.  John Hancock Distributors, LLC (“JH Distributors”) serves as JHT’s distributor.

The offices of JHIMS and JH Distributors are located at 601 Congress Street, Boston, Massachusetts 02210. Their ultimate parent entity is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as “Manulife Financial” in Canada and Asia and primarily as “John Hancock” in the United States.

OVERVIEW OF THE REORGANIZATION

At its meeting held on June 24-26, 2009, the Board, including all the Trustees who are not “interested persons” (as defined in the 1940 Act) of JHT or the Adviser (the “Independent Trustees”), approved the Plan providing for the Combination of each Acquired Fund into its corresponding Acquiring Fund. The Reorganization contemplates, with respect to each Combination: (i) the transfer of all the assets, subject to all of the liabilities, of the Acquired Fund to its corresponding Acquiring Fund in exchange for shares of the Acquiring Fund; (ii) the distribution to shareholders of the Acquired Fund of the shares of the Acquiring Fund; and (ii) the liquidation and termination of the Acquired Fund.

As a result of the Reorganization, shareholders of the Acquired Funds will become shareholders of the corresponding Acquiring Funds. In each Combination, the Acquiring Fund will issue a number of shares with a total value equal to the total value of the net assets of its corresponding Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a total value equal to the total value of that shareholder’s shares of the Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the Reorganization (the “Exchange Date”). Holders of Series I, Series II and NAV shares of the Acquired Funds will receive, respectively, Series I, Series II and NAV shares of the Acquiring Funds.

The Board has unanimously approved the Reorganization and believes that it will benefit shareholders of the Acquired Funds. The Reorganization is intended to eliminate underperforming and in some cases relatively small Acquired Funds (the latter having experienced substantial recent redemptions) in favor of Acquiring Funds that have better performance records, are expected to have improved prospects for continued asset growth and in most cases have lower advisory fees and overall operating expenses. The Acquiring Funds have substantially the same or similar investment objectives and/or principal strategies as their corresponding Acquired Funds, albeit indirectly in the case of two Acquiring Funds: the Lifestyle Balanced Trust which operates as a fund of funds and invests in other funds; and the Mid Cap Index Trust which is an index fund that seeks to track its benchmark index. In addition, except for the Smaller Company Growth Trust, which currently would have higher overall operating expenses than its Acquired Fund but for a contractual fee waiver, each of the Acquiring Funds has lower advisory fee rates and lower overall operating expenses (in the case of the International Small Company Trust, lower advisory fee rates at current asset levels and expected lower total operating expenses following the Reorganization) than its corresponding Acquired Fund. Moreover, for the respective, indicated periods ended April 30, 2009, each of the Acquiring Funds has outperformed its corresponding Acquired Fund: the Lifestyle Balanced Trust for the one- three- and five-year periods; the Real Estate Securities and International Small Company Trusts for the one-and three-year periods; the Mid Cap Index Trust for the one-year period; and the Smaller Company Growth Trust for the period since its inception on October 7, 2008.

The factors that the Board considered in deciding to approve the Reorganization and each Combination are discussed below under “Information About the Reorganization — Board Consideration of the Reorganization.”

The Combinations of the Emerging Small Company Trust (Proposal 1), Global Real Estate Trust (Proposal 3) and International Small Cap Trust (Proposal 4) are expected to qualify as tax-free reorganizations under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Although the Combinations of the Global Allocation Trust into the Lifestyle Balanced Trust (Proposal 2) and the Mid Cap Intersection Trust into the Mid Cap Index Trust (Proposal 5) are not expected to so qualify, these transactions will not be taxable events for federal income tax purposes for owners of variable contracts whose contract values are determined by investment in shares of these Acquired Funds. See “Information About the Reorganization — Federal Income Tax Consequences.”

In order to qualify as a tax-free reorganization, a business combination must satisfy, among other tests, a “continuity of business enterprise” (“COBE”) test. Generally, this means that an acquiring entity must either continue the historic business of the acquired entity or use a significant portion of the acquired entity’s historic assets in a business. The Combinations under Proposals 2 and 5 will not satisfy this test. The Acquired Funds under these proposals are combining into Acquiring Funds that are, respectively, a fund of funds (which invests in other funds) and an index fund (which seeks to track its benchmark index). Because of significant differences between the investment strategies and portfolio securities of these Acquired and Acquiring Funds, substantially all of the portfolio securities of the Acquired Funds will be sold in connection with the Combinations, and this will preclude each Acquiring Fund from continuing the historic business of its Acquired Fund or using a significant portion of that fund’s historic assets after the Combination.

The Reorganization will not result in any material change in the purchase and redemption procedures followed with respect to the distribution of shares. See “Additional Information About the Funds — Purchase and Redemption of Shares.”

Shareholders of an Acquired Fund will not incur directly any fee in connection with the Reorganization. They will, however, bear indirectly the expenses of the Reorganization, and any related portfolio transitioning costs as described below, that are borne by the Acquired Fund. The expenses of the Combination involving the Global Allocation Trust will be borne by this Acquired Fund because it is expected principally to benefit from the Combination; the expenses of the Combination involving the Emerging Small Company Trust will be allocated between the Acquired and Acquiring Funds on a relative net asset basis because both funds are expected to benefit from the Combination; and the expenses of the Combinations involving the Global Real Estate Trust, International Small Cap Trust and Mid Cap Intersection Trust will be borne by the Adviser in view of the impact on these Acquired Funds of recent, significant asset redemptions by JHT’s Lifestyle Trusts. If the Reorganization is not consummated as to an Acquired Fund, the expenses of the Reorganization as to that fund will be paid by the Adviser. In addition, an Acquired Fund that, prior to the Reorganization, disposes of portfolio securities that are not consistent with its corresponding Acquiring Fund’s investment process may incur brokerage commissions and other transaction costs, reducing the net asset value of its shares. These portfolio transitioning costs may be substantial with respect to the Combinations under Proposals 2 and 5 because, as stated above, substantially all of the portfolio securities of the Acquired Funds will be sold in connection with the Combinations. The estimated portfolio transitioning cost for the Global Allocation Trust under Proposal 2 is $32,900 (less than $.01 per share) and for the Mid Cap Intersection Trust under Proposal 5 is $12,700 (approximately $.01 per share).

Proposal 1

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR
THE COMBINATION OF THE EMERGING SMALL COMPANY TRUST
INTO THE SMALLER COMPANY GROWTH TRUST

Overview of the Reorganization

Shareholders of the Emerging Small Company Trust (the “Acquired Fund”) are being asked to approve the Reorganization providing for the Combination of that fund into the Smaller Company Growth Trust (the “Acquiring Fund”). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see “Overview of the Reorganization.”

Comparison of Acquired and Acquiring Funds

As indicated in the chart below, both funds are small-cap equity funds that have the same investment objective — seeking long term capital appreciation — and the same principal investment strategy: investing at least 80% of net assets in small-cap equity securities. Both funds may also invest in foreign securities. The funds differ principally in that the Acquiring Fund, but not the Acquired Fund, employs a multi-manager approach, and the funds have different definitions of “small-cap” securities. For the Acquired Fund, the highest market capitalization of small-cap companies is keyed to — and fluctuates with — the highest market capitalization range of certain market indices. For the Acquiring Fund, the highest market capitalization of small-cap companies is fixed at $5.5 billion. In addition, the Acquiring Fund, but not the Acquired Fund, includes among its stated investment strategies investing in initial public offerings (“IPOs”) and exchange-traded funds (“ETFs”).

Each of the funds may be significantly affected by recent market developments, as described under “Additional Information about the Funds — Risks of Investing in Certain Types of Securities — Recent Events.”

The investment objective of each fund may be changed by the Board without shareholder approval.

Emerging Small Company Trust	Smaller Company Growth Trust
(Acquired Fund)	(Acquiring Fund)

Approximate Net Assets as of June 30, 2009 (unaudited):

$100.5 million	$100.5 million

Emerging Small Company Trust	Smaller Company Growth Trust
(Acquired Fund)	(Acquiring Fund)

Investment Adviser:

JHIMS

Investment Subadviser(s):

RCM Capital Management LLC (“RCM”)	Frontier Capital Management Company, LLC; (“Frontier”) Perimeter Capital Management; (“Perimeter”); and MFC Global Investment Management (U.S.A.) Limited (“MFC Global (U.S.A.)”)

Investment Objective:

To seek long term capital appreciation	To seek long term capital appreciation.

Principal Investment Strategies:

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in securities of small cap companies. The subadviser defines small cap companies as common stocks and other equity securities of U.S. companies that have a market capitalization that does not exceed the highest market capitalization of any company contained in either the Russell 2000 Index ($3.7 billion as of February 28, 2009) or the S&P Small Cap 600 Index ($2.1 billion as of February 28, 2009).

The subadviser seeks to create an investment portfolio of growth stocks across major industry groups. The portfolio managers evaluate individual stocks based on their growth, quality and valuation characteristics. Examples of growth characteristics include the	Under normal circumstances, the fund invests at least 80% of its assets in small cap equity securities.

The fund currently defines small cap equity securities as equity securities of companies with market capitalizations not exceeding $5.5 billion at the time of purchase. (The fund is not required to sell a security that has appreciated or depreciated outside this stated market capital range.) While the fund’s investments will generally consist of U.S.-traded securities, including American Depository Receipts (“ADRs”), the fund may also invest in foreign securities. The fund may invest in IPOs.

The fund employs a multi-manager approach with three subadvisers, each of which employs its own investment approach and independently manages its portion of the fund. The Adviser may change the allocation of fund assets

Emerging Small Company Trust	Smaller Company Growth Trust
(Acquired Fund)	(Acquiring Fund)

potential for sustained earnings growth and the development of proprietary products or services; examples of quality characteristics include the integrity of management and a strong balance sheet; and examples of valuation characteristics include relative valuation and upside potential.

In addition to traditional research activities, the portfolio managers use Grassroots (SM) Research which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the fund invests or contemplates investing and provides a “second look” at potential investments and checks market place assumptions about market demand for particular products and services. The subadviser sells securities it deems appropriate in accordance with sound investment practices and the fund’s investment objectives and as necessary for redemption purposes.

The fund may invest up to 25% of its net assets in foreign securities.

The fund’s investment process may, at times, result in a higher than average portfolio turnover rate, which increases trading expenses and could lower performance.

among the subadvisers at any time.

The fund may buy or sell derivatives (such as futures, options and swaps) to use as a substitute for a purchase or sale of a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as market risk. The fund may invest in ETFs.

The portion of the fund managed by MFC Global (U.S.A.) will generally be invested in (a) common stocks included in the MSCI U.S. Small Cap Growth Index; and (b) securities which may or may not be included in the MSCI U.S. Small Cap Growth Index that MFC Global (U.S.A.) believes as a group will behave in a manner similar to the index. As of February 28, 2009, the market capitalizations of companies included in the MSCI U.S. Small Cap Growth Index range from approximately $5 million to $4 billion.

The fund’s investment process may, at times, result in a higher than average portfolio turnover rate, which increases trading expenses and could lower performance.

Hedging and Other Strategies:

Each fund is authorized to use all of the various investment strategies referred to below under “Additional Information about the Funds — Risks of Investing in Certain Types of Securities — Hedging, Derivatives and Other Strategic Transactions Risk.” More complete descriptions of options, futures, currency and other derivative transactions are set forth in the SAI.

Emerging Small Company Trust	Smaller Company Growth Trust
(Acquired Fund)	(Acquiring Fund)

Temporary Defensive Investing:

In abnormal market conditions, the fund may take temporary defensive measures, such as holding large amounts of cash and cash equivalents that are inconsistent with its primary investment strategy. In taking those measures, the fund may not achieve its investment goals.	During unusual or unsettled market conditions, for purposes of meeting redemption requests or pending investment of its assets, the fund may invest all or a portion of its assets in cash and securities that are highly liquid, including: (a) high quality money market instruments such as short-term U.S. government obligations, commercial paper, repurchase agreements or other cash equivalents; and (b) money market funds. To the extent that the fund is in a defensive position, its ability to achieve its investment objective will be limited.

Fees and Expenses of the Funds

The following table sets forth: (i) the ratios of expenses to average net assets attributable to the Series I, Series II and NAV shares of the Acquired and Acquiring Funds for the year ended December 31, 2008; and (ii) the pro forma expense ratios of such shares of the Acquiring Fund assuming that the Combination of the Acquired and Acquiring Funds had occurred at the commencement of the year ended December 31, 2008 and that the Acquiring Fund, which commenced operations in October 2008, was operating for that entire year. Series I and Series II shares of the Acquiring Fund will first be issued in connection with the Reorganization. The expense ratios and examples below do not reflect the fees and expenses of any variable contract that may use JHT as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses figures would be higher.

Annual Fund Operating Expenses
(As a percentage of average daily net assets)

							Smaller Company
	Emerging Small			Smaller Company			Growth Trust
	Company Trust			Growth Trust			(Acquiring Fund)
	(Acquired Fund)			(Acquiring Fund)(1)(2)			(Pro Forma)(2)
	Series I	Series II	NAV	Series I	Series II	NAV	Series I	Series II	NAV

Management Fees	0.97%	0.97%	0.97%	1.08%	1.08%	1.08%	1.08%	1.08%	1.08%
Distribution and Service (12b-1) Fees	0.05%	0.25%	0.00%	0.05%	0.25%	0.00%	0.05%	0.25%	0.00%
Other Expenses	0.08%	0.08%	0.08%	0.06%	0.06%	0.06%	0.06%	0.06%	0.06%
Total Operating Expenses	1.10%	1.30%	1.05%	1.19%	1.39%	1.14%	1.19%	1.39%	1.14%
Contractual Expense Reimbursement	—	—	—	-0.11%	-0.11%	-0.11%	-0.11%	-0.11%	-0.11%
Net Operating Expenses	1.10%	1.30%	1.05%	1.08%	1.28%	1.03%	1.08%	1.28%	1.03%

(1)	Expenses of the Acquiring Fund are estimated for the current fiscal year. NAV shares were first issued in October 2008, and Series I and Series II shares will first be issued in connection with the Reorganization.

(2)	The Adviser has contractually agreed to reduce its advisory fee so that the amount retained by the Adviser after payment of subadvisory fees for the fund does not exceed 0.45%. This fee waiver will remain in effect until September 1, 2010.

EXAMPLES:  The following examples are intended to help shareholders compare the costs of investing in the Series I, Series II and NAV shares of the Acquired and Acquiring Funds. The examples assume that a shareholder invests $10,000 in the particular fund for the time periods indicated and redeems all of the shares at the end of those periods. The examples also assume that a shareholder’s investment has a 5% return each year and that each fund’s operating expense levels remain the same as those set forth in the expense table above and reflect any contractual expense reimbursement for the period it is expected to continue. The examples should not be considered a representation of future expenses of the

Acquired or Acquiring Fund. Actual expenses may be greater or less than those shown.

							Smaller Company
	Emerging Small			Smaller Company			Growth Trust
	Company Trust			Growth Trust			(Acquiring Fund)
	(Acquired Fund)			(Acquiring Fund)			(Pro Forma)
	Series I	Series II	NAV	Series I	Series II	NAV	Series I	Series II	NAV

One Year	$112	$132	$107	$110	$130	$105	$110	$130	$105
Three Years	$350	$412	$334	$367	$429	$351	$367	$429	$351
Five Years	$606	$713	$579	$644	$750	$617	$644	$750	$617
Ten Years	$1,340	$1,568	$1,283	$1,433	$1,659	$1,376	$1,433	$1,659	$1,376

Comparison of Principal Investment Risks

In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because, as described above, the funds have the same investment objective and the same principal investment strategy, they have substantially the same principal risks. They also have some different risks. The principal risks of investing in the funds include the following:

Risks Applicable to both Funds:

•	Active management risk

•	Equity securities risk

•	Foreign securities risk

•	High portfolio turnover risk

•	Issuer risk

•	Liquidity risk

•	Medium and smaller company risk

•	Underlying funds risk

Additional Risks Applicable to the Acquiring Fund:

•	Credit and counterparty risk

•	Initial public offerings risk

•	Exchange-traded funds risk

•	Hedging, derivatives and other strategic transactions risk

Each of these risks is described below under “Additional Information About the Funds — Risks of Investing in Certain Types of Securities.” Additional information is also included in the SAI under “Risk Factors.”

Investment Management Fees/Subadvisory Arrangements

Under the Advisory Agreement, each of the Acquired and Acquiring Funds pays JHIMS a management fee that is computed separately for each fund and is accrued and paid daily. The fee is determined by applying the daily equivalent of an annual fee rate to the net assets of the fund. The annual fee rate is calculated each day by applying the annual percentage rates in the table below to the indicated portions of Aggregate Net Assets of the fund and dividing the sum so determined by Aggregate Net Assets. As indicated in the notes to the table below, for the purpose of calculating management fees “Aggregate Net Assets” may include, in addition to the net assets of the fund, the net assets of one or more funds of John Hancock Funds II (“JHF II”) that are also advised by JHIMS and subadvised by the same subadviser as the fund (but only for the period during which the subadviser serves as such to the fund and such other JHF II funds).

Investment Management Fees
(As a Percentage of Aggregate Net Assets)

Emerging Small Company Trust (1)	Smaller Company Growth Trust (2)
(Acquired Fund)	(Acquiring Fund)
0.97% of the first $500 million; and	1.10% of the first $125 million;
0.90% of the excess over $500 million	1.05% of the next $250 million; 1.00% of the next $625 million; and 0.95% of the excess over $1 billion.

(1)	The Aggregate Net Assets of the Acquired Fund include the net assets of that fund and the net assets of the JHF II Emerging Small Company Fund. This JHF II Emerging Small Company Fund is expected to be liquidated in October 2009.

(2)	The Aggregate Net Assets of the Acquiring Fund include the net assets only of that fund.

RCM serves as subadviser to the Acquired Fund, and Frontier, Perimeter and MFC Global (U.S.A.) serve as co-subadvisers to the Acquiring Fund. The subadvisers are responsible for managing the investment and reinvestment of the funds’ assets. For its services, each subadviser receives a subadvisory fee from JHIMS that is determined by applying to the net assets of the applicable fund an annual percentage rate that is determined in a manner similar to that used for the advisory fees for the fund as described above. The subadvisory fee for each fund is paid by JHIMS and is not an additional charge to the fund.

The Combination will result in the transfer of the net assets of the Acquired Fund, which is managed by a subadviser that is not an affiliate of the Adviser, to the Acquiring Fund, one of whose three subadvisers (MFC Global (U.S.A.)) is affiliated with the Adviser. Thus, the Combination may be expected to benefit the Adviser by increasing, with respect to the net assets managed by the affiliated subadviser, the amount of advisory fees that are retained by the Adviser and its affiliates rather than paid by the Adviser to an unaffiliated subadviser.

For additional information about these subadvisers and the portfolio managers for the funds, see “Additional Information About the Funds — Subadvisers and Portfolio Managers.”

A discussion of the basis of the Board’s approval of advisory and subadvisory agreements for the Acquired and Acquiring Funds is available for the Acquired Fund in JHT’s Semi-Annual Report to Shareholders for the period ended June 30, 2009, and for the Acquiring Fund in JHT’s Annual Report to Shareholders for the fiscal year ended December 31, 2008.

Performance

Set forth below are a bar chart and a performance table for the Acquired Fund that provide some indication of the risks of investing in that fund. The performance information shown reflects all fees charged to the fund (such as advisory fees) and all fund expenses. No performance information is shown for the Acquiring Fund since it has not had a full calendar year of operations. Neither of the funds charges a sales load or a surrender fee. The information below does not reflect fees and expenses of any variable contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of a fund is not necessarily an indication of how the fund will perform in the future.

Bar Chart.  The bar charts show changes in the performance of the Series I shares of the Acquired Fund over the last ten calendar years.

Emerging Small Company Trust
(Acquired Fund) (Series I shares)

73.53%	-4.30%	-22.24%	-29.20%	39.73%	11.52%	5.04%	2.41%	8.05%	-43.28%

1999	2000	2001	2002	2003	2004	2005	2006	2007	2008

Best quarter: Q4 ’99, 59.08%
Worst quarter: Q4 ’08, -27.39%

Table.  The following table shows, for the indicated periods ended December 31, 2008, the annualized total returns of the Series I, Series II and NAV shares of the

Acquired Fund as well as the performance of an index that is a broad measure of market performance.

		One	Five	Ten
		Year	Years	Years

Emerging Small Company Trust
(Acquired Fund)	Series I	-43.28%	-5.97%	-0.62%
	Series II(1)	-43.40%	-6.15%	-0.75%
	NAV(2)	-43.23%	-5.92%	-0.60%
Russell 2000 Growth Index		-38.54%	-2.35%	-0.76%

(1)	Series II shares of the Acquired Fund were first offered on January 28, 2002. Performance shown for periods prior to that date is the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the Series II performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

(2)	NAV shares of the Acquired Fund were first offered on February 28, 2005. Performance shown for periods prior to that date is the performance of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance of NAV shares prior to February 28, 2005 reflected NAV share expenses, this performance would be higher.

Proposal 2

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR
THE COMBINATION OF THE GLOBAL ALLOCATION TRUST
INTO THE LIFESTYLE BALANCED TRUST

Overview of the Reorganization

Shareholders of the Global Allocation Trust (the “Acquired Fund”) are being asked to approve the Reorganization providing for the Combination of that fund into the Lifestyle Balanced Trust (the “Acquiring Fund”). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see “Overview of the Reorganization.”

Comparison of Acquired and Acquiring Funds

As indicated in the chart below, the Acquired Fund and the Acquiring Fund differ significantly in that the former invests directly in equity and fixed-income securities, including foreign securities, while the latter, as a fund of funds, invests indirectly in such securities through other funds (“Underlying Funds”). However, the Acquired and Acquiring Funds have similar investment objectives — both seek capital appreciation or growth as well as current income — and, with respect to their strategies, both invest — the Acquired Fund directly and the Acquiring Fund indirectly — principally in the same types of equity and fixed-income securities. With respect to such investments, the Acquiring Fund, but not the Acquired Fund, is subject to target allocation ranges under which its maximum investments in equity and fixed income securities (i.e., equity and fixed-income Underlying Funds) are, respectively, 70% and 50% of net assets. In addition, because the Acquiring Fund may invest in a wide range of equity and fixed-income Underlying Funds, it may invest indirectly in a broader range of equity and fixed-income securities than the Acquired Fund invests in directly.

Each of the funds may be significantly affected by recent market developments, as described under “Additional Information about the Funds — Risks of Investing in Certain Types of Securities — Recent Events.”

The investment objective of each fund may be changed by the Board without shareholder approval.

Global Allocation Trust	Lifestyle Balanced Trust
(Acquired Fund)	(Acquiring Fund)

Approximate Net Assets as of June 30, 2009 (unaudited):

$180.7 million	$9.1 billion

Global Allocation Trust	Lifestyle Balanced Trust
(Acquired Fund)	(Acquiring Fund)

Investment Adviser:

JHIMS

Investment Subadviser:

UBS Global Asset Management (Americas) Inc. (“UBS”)	MFC Global Investment Management (U.S.A.) Limited (“MFC Global (U.S.A.)”)

Deutsche Investment Management Americas, Inc. (“DIMA”) provides subadvisory consulting services to MFC Global (U.S.A.) in its management of the fund.

Investment Objective:
To seek total return, consisting of long-term capital appreciation and current income.	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

Principal Investment Strategies:

Under normal market conditions, the fund invests in equity and fixed income securities of issuers located within and outside the U.S. The fund will allocate its assets between fixed income securities and equity securities.
The fund operates as a fund of funds and, except as otherwise described below, normally invests approximately 40% of its assets in underlying funds that invest primarily in fixed income securities and approximately 60% in underlying funds that invest primarily in equity securities.

The fund is a multi-asset fund and invests in each of the major asset classes: U.S. fixed income, U.S. equities, international fixed income and international equities, including emerging markets, based upon the subadviser’s assessment of prevailing market conditions in the U.S. and abroad.

Within the equity portion of the fund, the subadviser selects securities whose

Variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed-income securities are permitted up to 10% in either direction.

Thus, based on its target percentage allocation of approximately 60% of assets in equity Underlying Funds and

Global Allocation Trust	Lifestyle Balanced Trust
(Acquired Fund)	(Acquiring Fund)

fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the subadviser’s assessment of what a security is worth. The subadviser bases its estimates of value upon economic, industry and company analysis, as well as upon a company’s management team, competitive advantage and core competencies. The subadviser then compares its assessment of a security’s value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

For each security under analysis, the fundamental value estimate is compared to the company’s current market price to ascertain whether a valuation anomaly exists. A stock with a market price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the fund. The comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

Within the equity portion of the fund’s portfolio, the subadvisor also may utilize a growth-oriented strategy when investing in US and non-US securities. In selecting growth equities, the subadvisor seeks to invest in companies that possess a dominant market position and franchise, a major technological edge or a unique competitive advantage, in part by using a proprietary

40% in fixed-income Underlying Funds, the fund may have an equity/fixed-income underlying funds allocation ranging between 70%/30% and 50%/50%. Although variations beyond the 10% range are generally not permitted, the subadviser may determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or to achieve its goal.

Within the prescribed percentage allocation, the subadviser selects the percentage level to be maintained in specific Underlying Funds. The subadviser may from time to time change the allocation in specific underlying funds or rebalance the Underlying Funds. To maintain target allocation in the Underlying Funds, daily cash flows for the fund will be directed to its Underlying Funds that most deviate from target.

The fund may invest in various underlying funds that as a group hold a wide range of equity type securities in their funds. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of these Underlying Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities

Global Allocation Trust	Lifestyle Balanced Trust
(Acquired Fund)	(Acquiring Fund)

quantitative screening system that ranks stocks using a series of growth, valuation and momentum metrics, including earnings revision trends, expected earnings growth rates, sales acceleration, price earnings multiples and positive stock price momentum. The subadvisor expects that these companies can sustain an above average return on invested capital at a higher level and over a longer period of time than is reflected in the current market prices.
and futures contracts. Certain of these Underlying Funds focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income Underlying Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities.

In selecting fixed income securities, the subadviser uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the subadviser considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. The fund may invest in both investment grade and high yield (lower-rated) securities (sometimes referred to as “junk bonds”).

The subadviser’s fixed income strategy combines judgments about the absolute value of the fixed income universe and

In addition to investing in exchange traded funds (ETFs), the fund may also invest in the securities of other investment companies and may make direct investments in other types of investments. See “Other Permitted Investments by the Funds of Funds.

The fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. However, the fund invests its assets in underlying funds, most of which generally has diversified holdings.

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests.

Global Allocation Trust	Lifestyle Balanced Trust
(Acquired Fund)	(Acquiring Fund)

the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration measures a fixed income security’s price sensitivity to interest rates by indicating the approximate change in a fixed income security’s price if interest rates move up or down in one percent (1%) increments. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The subadviser manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

The fund’s risk is carefully monitored with consideration given to the risk generated by individual positions, sector, country and currency views.

The fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. The subadviser actively manages the fund. As such, increased portfolio turnover may result in higher costs for brokerage commissions and transaction costs.

Investments in fixed income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities. Investment in equity securities may include common stock, preferred stock, IPOs and ETFs. The fund may invest in certain issuers

Global Allocation Trust	Lifestyle Balanced Trust
(Acquired Fund)	(Acquiring Fund)

by investing in other open-end investment companies, including investment companies advised by the subadviser, to the extent permitted by applicable law. In addition, the fund attempts to generate positive returns through sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions.

Hedging and Other Strategies:

The fund may, but is not required to, use derivative instruments for risk management purposes or as part of the fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. The fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the fund, to replace more traditional direct investments, or to obtain exposure to certain markets.	The fund is authorized to use all of the various investment strategies referred to below under “Additional Information about the Funds — Risks of Investing in Certain Types of Securities — Hedging, Derivatives and Other Strategic Transactions Risk.” More complete descriptions of options, futures, currency and other derivative transactions are set forth in the SAI.

Temporary Defensive Investing:

In abnormal market conditions, the fund may take temporary defensive measures, such as holding large amounts of cash and cash equivalents that are inconsistent	For defensive purposes in abnormal market conditions, to meet redemption requests, or make anticipated cash payments, the fund may temporarily

Global Allocation Trust	Lifestyle Balanced Trust
(Acquired Fund)	(Acquiring Fund)

with its primary investment strategy. In taking those measures, the fund may not achieve its investment goals	invest extensively in cash and cash equivalents. In taking these measures, the fund might not achieve its investment goal.

Fees and Expenses of the Funds

The following table sets forth: (i) the ratios of expenses to average net assets attributable to the Series I, Series II and NAV shares of the Acquired and Acquiring Funds for the year ended December 31, 2008; and (ii) the pro forma expense ratios of such shares of the Acquiring Fund assuming that the Combination of the Acquired and Acquiring Funds had occurred at the commencement of the year ended December 31, 2008. The expense ratios and examples below do not reflect the fees and expenses of any variable contract that may use JHT as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses figures would be higher. Because a fund of funds, such as the Acquiring Fund, bears both its own expenses and, indirectly, its proportionate share of the expenses of the Underlying Funds in which it invests, investing in a fund of funds may be more expensive than investing in a fund that is not a fund of funds.

Annual Fund Operating Expenses
(As a percentage of average daily net assets)

										Lifestyle Balanced Trust
	Global Allocation Trust						Lifestyle Balanced Trust			(Acquiring Fund)
	(Acquired Fund)						(Acquiring Fund)			(Pro Forma)
	Series I		Series II		NAV		Series I	Series II	NAV	Series I	Series II	NAV

Management Fees	0.85%		0.85%		0.85%		0.04%	0.04%	0.04%	0.04%	0.04%	0.04%
Distribution and Service (12b-1) Fees	0.05%		0.25%		0.00%		0.05%	0.25%	0.00%	0.05%	0.25%	0.00%
Other Expenses	0.10	%(1)	0.10	%(1)	0.10	%(1)	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%
Acquired Fund Fees and Expenses (2)	0.05%		0.05%		0.05%		0.76%	0.76%	0.76%	0.76%	0.76%	0.76%
Total Operating Expenses (2)	1.05%		1.25%		1.00%		0.88%	1.08%	0.83%	0.88%	1.08%	0.83%

(1)	“Other Expenses” of the Acquired Fund includes an estimated expense based on a new contractual custody agreement that became effective April 1, 2009.

(2)	“Total Operating Expenses” includes fees and expenses incurred indirectly by a fund as a result of its investment in other investment companies (“underlying funds”) (each, for purposes of this expense table item, an “Acquired Fund”). The Total Operating Expenses shown may not correlate to the fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section for the fund, which does not include “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses of the Global Allocation Trust are based on the estimated indirect net expenses associated with the underlying funds in which the fund invests. Acquired Fund Fees and Expenses of the Lifestyle Balanced Trust are estimated based on a rebalance of investments in underlying funds.

EXAMPLES:  The following examples are intended to help shareholders compare the costs of investing in the Series I, Series II and NAV shares of the Acquired and Acquiring Funds. The examples assume that a shareholder invests $10,000 in the particular fund for the time periods indicated and redeems all of the shares at the end of those periods. The examples also assume that a shareholder’s investment has a 5% return each year and that each fund’s operating expense levels remain the same as those set forth in the expense table above. The examples should not be considered a representation of future expenses of the Acquired or Acquiring Fund. Actual expenses may be greater or less than those shown.

							Lifestyle Balanced Trust
	Global Allocation Trust			Lifestyle Balanced Trust			(Acquiring Fund)
	(Acquired Fund)			(Acquiring Fund)			(Pro Forma)
	Series I	Series II	NAV	Series I	Series II	NAV	Series I	Series II	NAV

One Year	$107	$127	$102	$90	$110	$85	$90	$110	$85
Three Years	$334	$397	$318	$281	$343	$265	$281	$343	$265
Five Years	$579	$686	$552	$488	$595	$460	$488	$595	$460
Ten Years	$1,283	$1,511	$1,225	$1,084	$1,317	$1,025	$1,084	$1,317	$1,025

Comparison of Principal Investment Risks

In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. As described above, although the funds have different principal strategies, they have substantially similar investment objectives, and both invest — the Acquired Fund directly and the Acquiring Fund indirectly — in equity and fixed-income securities, including foreign securities. The Acquiring Fund, as a fund of funds, bears indirectly the risks of the equity, fixed-income and other securities in which its underlying funds — and the Acquired Fund — invest. In addition, certain risks apply directly to the Acquiring Fund as a fund of funds. The principal risks of investing in the funds include the following:

Risks Applicable to both Funds:

•	Active management risk

•	Equity securities risk

•	Foreign securities risk

•	High portfolio turnover risk

•	Investment company securities risk

•	Issuer risk

•	Liquidity risk

•	Fixed-income securities risk

•	Exchange traded funds risk

•	Credit and counterparty risk

•	Hedging, derivatives and other strategic transactions risk

Additional Risk Applicable to Acquired Fund:

•	Underlying funds risk

Additional Risks Applicable to Acquiring Fund:

•	Fund of funds risk

Each of these risks is described below under “Additional Information About the Funds’ Principal Risks and Investment Policies.” Additional information is also included in the SAI under “Risk Factors.”

Investment Management Fees/Subadvisory Arrangements

Under the Advisory Agreement, each of the Acquired and Acquiring Funds pays JHIMS a management fee that is computed separately for each fund and is accrued and paid daily. The fee is determined by applying the daily equivalent of an annual fee rate to the net assets of the fund. The annual fee rate is calculated each day by applying the annual percentage rates in the table below to the indicated portions of Aggregate Net Assets of the fund and dividing the sum so determined by Aggregate Net Assets. As indicated in the notes to the table below, for the purpose of calculating management fees “Aggregate Net Assets” may include, in addition to the net assets of the Fund, the net assets of one or more other funds of JHT or corresponding series or funds of John Hancock Funds II (“JHF II”) that are also advised by JHIMS and subadvised by the same subadviser as the fund (but only for the period during which the subadviser serves as such to the fund and such other JHT or JHF II funds). As described in note 2 to the table below, the management fee for the Acquiring Fund is calculated separately with respect to “Affiliated Fund Assets” and “Other Assets.”

Investment Management Fees
(As a Percentage of Aggregate Net Assets) (1)(2)

Global Allocation Trust (1)	Lifestyle Balanced Trust (2)
(Acquired Fund)	(Acquiring Fund)

0.85% of the first $500 million; and 0.80% of the excess over $500 million	Affiliated Fund Assets: 0.05% of the first $7.5 billion; and 0.04% of the excess over $7.5 billion.
Other Assets: 0.50% of the first $7.5 billion; and 0.49% of the excess over $7.5 billion.

(1)	The Aggregate Net Assets of the Acquired Fund include the net assets only of that fund.

(2)	The Aggregate Net Assets of the Acquiring Fund include the net assets of that fund, the net assets of the four other JHT Lifestyle Trusts and the net assets of the five corresponding JHF II Lifestyle Funds. The management fee for the Acquiring Fund has two components: (a) a fee on assets invested in funds of

JHT, JHF II or John Hancock Funds III (“Affiliated Fund Assets”) and (b) a fee on assets other than Affiliated Fund Assets (“Other Assets”). The annual fee rates determined by applying the above percentage rates for Affiliated Fund Assets to Aggregate Net Assets and the above percentage rates for Other Assets to Aggregate Net Assets are then applied, respectively, to Affiliated Fund Assets and Other Assets. As of April 30, 2009, the Aggregate Net Assets of the Acquiring Fund were approximately $23,742,104,000.

UBS serves as subadviser to the Acquired Fund, and MFC Global (U.S.A.) serves as subadviser to the Acquiring Fund. The subadvisers are responsible for managing the investment and reinvestment of the funds’ assets. For its services, each subadviser receives a subadvisory fee from JHIMS that is determined by applying to the net assets of the applicable fund an annual percentage rate that is determined in a manner similar to that used for the advisory fee for that fund as described above. The subadvisory fee for each fund is paid by JHIMS and is not an additional charge to the fund.

The Combination will result in the transfer of the net assets of the Acquired Fund, which is managed by a subadviser that is not an affiliate of the Adviser, to the Acquiring Fund which is managed by a subadviser that is an affiliate of the Adviser. In addition, the Acquiring Fund invests in Underlying Funds some of which may also be managed by affiliated subadvisers. Thus, the Combination may be expected to benefit the Adviser by increasing, with respect to such net assets, the amount of advisory fees that are retained by the Adviser and its affiliates rather than paid to unaffiliated subadvisers.

For additional information about the subadvisers and portfolio managers for the funds, see “Additional Information About the Funds — Subadvisers and Portfolio Managers.”

A discussion of the basis of the Board’s approval of advisory and subadvisory agreements for the Acquired and Acquiring Funds is available in JHT’s Semi-Annual Report to Shareholders for the period ended June 30, 2009.

Performance

Set forth below are a bar chart for each of the funds and a comparative performance table that provide some indication of the risks of investing in the funds. Performance information in the bar charts and performance table reflects all fees charged to the respective funds (such as advisory fees) and all fund expenses. Neither fund charges a sales load or a surrender fee. The performance information does not reflect fees and expenses of any variable contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of a fund is not necessarily an indication of how the fund will perform in the future.

Bar Charts.  The bar charts show changes in the performance of the Series I shares of each fund over the last ten years or, if shorter, from the inception date of the fund.

Global Allocation Trust
(Acquired Fund) (Series I shares)

-13.38%	-23.21%	26.43%	12.73%	6.20%	13.50%	5.13%	-34.29%

2001	2002	2003	2004	2005	2006	2007	2008

Best quarter: Q2 ’03, 14.38%
Worst quarter: Q4 ’08, -20.61%

Lifestyle Balanced Trust
(Acquiring Fund) (Series I shares)

12.36%	2.34%	-4.85%	-9.95%	23.97%	13.49%	6.88%	12.73%	6.47%	-31.30%

1999	2000	2001	2002	2003	2004	2005	2006	2007	2008

Best quarter: Q2 ’03, 11.62%
Worst quarter: Q4 ’08, -17.72%

Table.  The following table shows, for the indicated periods ended December 31, 2008, the annualized total returns of the Series I, Series II and NAV shares of the funds as well as the performance of certain indices that are broad measures of market performance.

		One	Five	Ten	Since
		Year	Years	Years	Inception

Global Allocation Trust
(Acquired Fund)	Series I(1)	-34.29%	-1.26%	N/A	-3.05%
	Series II(1)	-34.39%	-1.46%	N/A	-3.18%
	NAV(2)	-34.21%	-1.21%	N/A	-3.03%
Combined Index (3)		-26.86%	1.99%	N/A	-1.37%
S&P 500 Index		-37.00%	-2.19%	N/A	-3.77%
Lifestyle Balanced Trust
(Acquiring Fund)	Series I	-31.30%	0.01%	2.02%	N/A
	Series II(4)	-31.45%	-0.16%	1.94%	N/A
	NAV(5)	-31.28%	0.04%	2.04%	N/A
Combined Index (6)		-22.06%	0.71%	1.69%	N/A
S&P 500 Index		-37.00%	-2.19%	-1.38%	N/A

(1)	Series I shares of the Acquired Fund commenced operations on May 1, 2000. Series II shares of the fund were first offered on January 28, 2002. Performance shown for periods prior to that date is the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the Series II performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

(2)	NAV shares of the Acquired Fund were first offered on February 28, 2005. Performance shown for periods prior to that date is the performance of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance of NAV shares prior to February 28, 2005 reflected NAV share expenses, performance would be higher.

(3)	The Combined Index for the Acquired Fund was added to more accurately reflect the investment objective of the Acquired Fund, and is an unmanaged index compiled by UBS Global Asset Management. It was constructed as follows: 40% Russell 3000 Index, 22% MSCI World ex-USA (free) Index, 21% Citigroup Broad Investment Grade (BIG) Bond Index, 9% Citigroup World Government Bond non-US Index, 3% Merrill Lynch High Yield Cash Pay Index, 3% MSCI Emerging Free Markets Index and 2% J.P. Morgan EMBI Global. Effective February 1, 2009, the Combined Index is constructed as follows: 65% MSCI All-Country World Index, 15% Citigroup World Government Bond Ex US Index (WGBI Ex US), 15% Citigroup World Government Bond US Index (WGBI US), 2% JPMorgan Emerging Markets Bond Index Global (EMBI Global) and 3% Merrill Lynch US High Yield Cash Pay Constrained Index.

(4)	Series II shares of the Acquiring Fund were first offered on January 28, 2002. Performance shown for periods prior to that date is the performance of Series I shares which have lower expenses than Series II shares. Had the Series II performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

(5)	NAV shares of the Acquiring Fund were first offered on April 29, 2005. Performance shown for periods prior to that date is the performance of Series I shares which have higher expenses than NAV shares. Had the NAV performance prior to April 29, 2005 reflected NAV share expenses, this performance would be higher.

(6)	The Combined Index for the Acquiring Fund represents 60% of the S&P 500 Index and 40% of the Barclays Capital Aggregate Bond Index.

Proposal 3

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION
PROVIDING FOR
THE COMBINATION OF THE GLOBAL REAL ESTATE TRUST
INTO THE REAL ESTATE SECURITIES TRUST

Overview of the Reorganization

Shareholders of the Global Real Estate Trust (the “Acquired Fund”) are being asked to approve the Reorganization providing for the Combination of that fund into the Real Estate Securities Trust (the “Acquiring Fund”). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see “Overview of the Reorganization.”

Comparison of Acquired and Acquiring Funds

As indicated in the chart below, the funds have the same investment objective — seeking long-term capital appreciation and current income — and substantially the same principal investment strategy of investing 80% of net assets in real estate investment trusts (“REITs”) and real estate companies. Moreover, the funds are managed in substantially the same manner and by the same subadviser and sub-subadviser. The principal difference between the funds is that the Acquiring Fund may not invest more than 10% of its net assets in foreign real estate companies while the Acquired Fund is not subject to such a limitation.

Each of the funds may be significantly affected by recent market developments, as described under “Additional Information about the Funds — Risks of Investing in Certain Types of Securities — Recent Events.”

The investment objective of each fund may be changed by the Board without shareholder approval.

Global Real Estate Trust	Real Estate Securities Trust
(Acquired Fund)	(Acquiring Fund)

Approximate Net Assets as of 4/30/09 (unaudited):

$86.3 million*	$263.3 million

*This figure reflects redemptions by JHT’s Lifestyle Trusts of approximately $383 million of assets subsequent to December 31, 2008

Global Real Estate Trust	Real Estate Securities Trust
(Acquired Fund)	(Acquiring Fund)

Investment Adviser:

JHIMS

Investment Subadviser(s):

Deutsche Investment Management Americas Inc. (“DIMA”) is the subadviser for both funds
RREEF America L.L.C. (“RREEF”) is a sub-subadviser for both funds

Investment Objective:
To seek a combination of long-term capital appreciation and current income.	To seek to achieve a combination of long-term capital appreciation and current income.

Principal Investment Strategies:
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. REITs, foreign entities with tax-transparent structures similar to REITs and U.S. and foreign real estate operating companies. Equity securities include common stock, preferred stock and securities convertible into common stock. The fund will be invested in issuers located in at least three different countries, including the U.S.

The fund may also invest its assets in short-term debt securities, notes, bonds, securities of companies not principally engaged in real estate, stock index futures contracts and similar instruments and American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs).
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of REITs and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

A company is considered to be a real estate company if, in the opinion of RREEF, at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the fund are attributed to the ownership, construction, management or sale of real estate.

RREEF looks for real estate securities it believes will provide superior returns to the fund, and attempts to focus on companies with the potential for stock

Global Real Estate Trust	Real Estate Securities Trust
(Acquired Fund)	(Acquiring Fund)

A company is considered to be a real estate operating company if, in the opinion of RREEF, at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the fund are attributed to the ownership, construction, management or sale of real estate.

RREEF looks for real estate securities it believes will provide superior returns to the fund, and attempts to focus on companies with the potential for stock price appreciation and a record of paying dividends.

To find these issuers, RREEF tracks economic conditions and real estate market performance in major metropolitan areas and analyzes performance of various property types within those regions. To perform this analysis, it uses information from a global network of real estate professionals to evaluate the holdings of real estate companies and REITs in which the fund may invest. Its analysis also includes the companies’ management structure, financial structure and business strategy. RREEF also considers the effect of the real estate securities markets in general when making investment decisions. RREEF does not attempt to time the market.

The fund may realize some short-term gains or losses if RREEF chooses to sell a security because it believes that one or more of the following is true:

price appreciation and a record of paying dividends.

To find these issuers, RREEF tracks economic conditions and real estate market performance in major metropolitan areas and analyzes performance of various property types within those regions. To perform this analysis, it uses information from a nationwide network of real estate professionals to evaluate the holdings of real estate companies and REITs in which the fund may invest. Its analysis also includes the companies’ management structure, financial structure and business strategy. The goal of these analyses is to determine which of the issuers RREEF believes will be the most profitable to the fund. RREEF also considers the effect of the real estate securities markets in general when making investment decisions. RREEF does not attempt to time the market.

A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry.

Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real

• A security is not fulfilling its

Global Real Estate Trust	Real Estate Securities Trust
(Acquired Fund)	(Acquiring Fund)

investment purpose;	estate and making loans.

•   A security has reached its optimum valuation; or

•   A particular company or general economic conditions have changed.

RREEF’s U.S. fund management team will select all North and South American investments. Foreign investments will be selected by fund management teams within affiliates of RREEF under common control with Deutsche Bank AG, the indirect parent company of the subadviser. All fund management teams will contribute to the global regional allocation process.

If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.

The fund may realize some short-term gains or losses if RREEF chooses to sell a security because it believes that one or more of the following is true:

•   A security is not fulfilling its investment purpose;

•   A security has reached its optimum valuation; or

Description of REITs
A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry.

Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans.

If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.

•   A particular company or general economic conditions have changed.

Based on its recent practices, RREEF expects that the fund’s assets will be invested primarily in equity REITs. In changing market conditions, the fund may invest in other types of REITs.

When RREEF believes that it is prudent, the fund may invest a portion of its assets in other types of securities. These securities may include convertible securities, short-term securities, bonds, notes, securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts and other similar securities. (Stock index futures contracts, can help the fund’s cash assets remain liquid while performing more like stocks).

The fund may invest up to 10% of its total assets in securities of foreign real estate companies.

The fund is non-diversified, which

Global Real Estate Trust	Real Estate Securities Trust
(Acquired Fund)	(Acquiring Fund)

Based on its recent practices, the subadviser expects that the fund’s assets will be invested primarily in equity REITs. In changing market conditions, the fund may invest in other types of REITs. While a REIT is an entity defined by U.S. tax laws, various countries have created entities similar in terms of tax treatment to REITs.
means that it may invest its assets in a smaller number of issuers than a diversified fund.
The fund’s investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.
The fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund

Hedging and Other Strategies:

Each fund is authorized to use all of the various investment strategies referred to below under “Additional Information about the Funds — Risks of Investing in Certain Types of Securities — Hedging, Derivatives and Other Strategic Transactions Risk.” More complete descriptions of options, futures, currency and other derivative transactions are set forth in the SAI.

Temporary Defensive Investing:

In abnormal market conditions, each fund may take temporary defensive measures, such as holding large amounts of cash and cash equivalents that are inconsistent with its primary investment strategy. In taking those measures, the fund may not achieve its investment goals.

Fees and Expenses of the Funds

The following table sets forth: (i) the ratios of expenses to average net assets attributable to the Series I and NAV shares of the Acquired and Acquiring Funds for the year ended December 31, 2008; and (ii) the pro forma expense ratios of such shares of the Acquiring Fund assuming that the Combination of the Acquired and Acquiring Funds had occurred at the commencement of the year ended December 31, 2008. The expense ratios and examples below do not reflect the fees and expenses of any variable contract that may use JHT as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses figures would be higher.

Annual Fund Operating Expenses
(As a percentage of average daily net assets) (1)

							Real Estate Securities Trust
	Global Real Estate Trust				Real Estate Securities Trust		(Acquiring Fund)
	(Acquired Fund)				(Acquiring Fund)		(Pro Forma)
	Series I		NAV		Series I	NAV	Series I		NAV

Management Fees	0.93%		0.93%		0.70%	0.70%	0.70%		0.70%
Distribution and Service (12b-1) Fees	0.05%		0.00%		0.05%	0.00%	0.05%		0.00%
Other Expenses	0.12	%(1)	0.12	%(1)	0.05%	0.05%	0.04%		0.04%
Total Operating Expenses	1.10	%(2)	1.05	%(2)	0.80%	0.75%	0.79	%(2)	0.74	%(2)

(1)	“Other Expenses” of the Acquired Fund includes an estimated expense based on a new contractual custody agreement that became effective April 1, 2009.

(2)	During the period January 1, 2009 through April 30, 2009, JHT’s Lifestyle Trusts, which operate as funds of funds, redeemed assets of approximately $383 million from the Acquired Fund. If these redemptions had occurred during the year ended December 31, 2008, “Total Operating Expenses” for the Acquired Fund would have been 1.11% for Series I and 1.06% for NAV shares and for the Acquiring Fund pro forma would have been 0.80% for Series I and 0.75% for NAV shares.

EXAMPLES:  The following examples are intended to help shareholders compare the costs of investing in the Series I, Series II and NAV shares of the Acquired and Acquiring Funds. The examples assume that a shareholder invests $10,000 in the particular fund for the time periods indicated and redeems all of the shares at the end of those periods. The examples also assume that a shareholder’s investment has a 5% return each year and that each fund’s operating expense levels remain the same as those set forth in the expense table above. The examples should not be considered a representation of future expenses of the Acquired or Acquiring Fund. Actual expenses may be greater or less than those shown.

	Global Real				Real Estate Securities Trust
	Estate Trust		Real Estate Securities Trust		(Acquiring Fund)
	(Acquiring Fund)		(Acquired Fund)		(Pro Forma)
	Series I	NAV	Series I	NAV	Series I	NAV

One Year	$112	$107	$82	$77	$81	$76
Three Years	$350	$334	$255	$240	$252	$237
Five Years	$606	$579	$444	$417	$439	$411
Ten Years	$1,340	$1,283	$990	$930	$978	$918

Comparison of Principal Investment Risks

In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because, as described above, the funds have the same investment objective and substantially the same principal investment strategy of investing in real estate securities, they have substantially the same principal investment risks. The funds also have some different risks and, because the Acquired Fund may invest more of its assets than the Acquiring Fund in foreign securities, the Acquired Fund may have greater exposure to foreign securities risk. The principal risks of investing in the funds include the following:

Risks Applicable to both Funds:

• Active management risk

• Equity securities risk

• Real estate securities risk

• Underlying funds risk

•	Hedging, Derivatives and Other Strategic Transactions risk

• Issuer risk

• Liquidity risk

• Non-diversified risk

• Foreign securities risk

• Industry or sector investing risk

• Medium and smaller company risk

• Fixed-income securities risk

Additional Risks Applicable to Acquired Fund:

•	High portfolio turnover risk

Additional Risks Applicable to Acquiring Fund:

•	Credit and counterparty risk

Each of these risks is described below under “Additional Information About the Funds’ Principal Risks and Investment Policies.” Additional information is also included in the SAI under “Risk Factors.”

Investment Management Fees/Subadvisory Arrangements

Under the Advisory Agreement, each of the Acquired and Acquiring Funds pays JHIMS a management fee that is computed separately for each fund and is accrued and paid daily. The fee is determined by applying the daily equivalent of an annual fee rate to the net assets of the fund. The annual fee rate is calculated each day by applying the annual percentage rates in the table below to the indicated portions of Aggregate Net Assets of the fund and dividing the sum so determined by Aggregate Net Assets. As indicated in the notes to the table below, for the purpose of calculating management fees “Aggregate Net Assets” may include, in addition to the net assets of the fund, the net assets of one or more other funds of JHT or corresponding series or funds of John Hancock Funds II (“JHF II”) that are also advised by JHIMS and subadvised by the same subadviser as the fund (but only for the period during which the subadviser serves as such to the fund and such other JHT or JHF II funds).

Investment Management Fees
(As a Percentage of Aggregate Net Assets) (1)(2)

Global Real Estate Trust (1)	Real Estate Securities Trust (2)
(Acquired Fund)	(Acquiring Fund)
0.950% of the first $500 million; and 0.925% of the next $250 million; and 0.900% of the excess over $750 million	0.70% at all asset levels.

(1)	The Aggregate Net Assets of the Acquired Fund include the net assets of that fund and the net assets of the JHF II Global Real Estate Fund. As of April 30,2009, such Aggregate Net Assets were approximately $422,257,312.

(2)	The Aggregate Net Assets of the Acquiring Fund include the net assets of that fund and the net assets of JHF II Real Estate Securities Fund. As of April 30, 2009, such Aggregate Net Assets were approximately $62,479,214.

DIMA serves as subadviser, and RREEF serves as sub-subadviser, to the Acquired and Acquiring Funds and are responsible for managing the investment and reinvestment of the funds’ assets. For its services, DIMA receives for each of the funds a subadvisory fee from JHIMS that is determined by applying to the net assets of the fund an annual percentage rate that is determined in a manner similar to that used for the advisory fees for the fund as described above. The subadvisory fee for each fund is paid by JHIMS and is not an additional charge to the fund. As sub-subadviser, RREEF receives a sub-subadvisory fee for each fund that is paid by DIMA.

For additional information about the subadvisers and portfolio managers for the funds, see “Additional Information About the Funds — Subadvisers and Portfolio Managers.”

A discussion of the basis of the Board’s approval of advisory and subadvisory agreements for the Acquired and Acquiring Funds is available in JHT’s Semi-Annual Report to Shareholders for the period ended June 30, 2009.

Performance

Set forth below are a bar chart for each of the Funds and a comparative performance table that provide some indication of the risks of investing in the funds. Performance information in the bar charts and performance table reflects all fees charged to the respective funds (such as advisory fees) and all fund expenses. Neither fund charges a sales load or a surrender fee. The performance information does not reflect fees and expenses of any variable contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of a fund is not necessarily an indication of how the fund will perform in the future.

Bar Charts.  The bar charts show changes in the performance of the oldest class of shares of each fund (NAV shares of the Acquired Fund and Series I shares of the Acquiring Fund) over the last ten years or, if shorter, from the inception date of the fund.

Global Real Estate Trust
(Acquired Fund) (NAV shares)

-9.88%	-45.64%

2007	2008

Best quarter: Q1 ’07, 5.83%
Worst quarter: Q4 ’08, -29.97%

Real Estate Securities Trust
(Acquiring Fund) (Series I shares)

-8.00%	25.71%	3.15%	2.58%	39.15%	32.04%	11.85%	38.10%	-15.61%	-39.42%

1999	2000	2001	2002	2003	2004	2005	2006	2007	2008

Best quarter: Q4 ’04, 16.06%
Worst quarter: Q4 ’08, -39.92%

Table.  The following table shows, for the indicated periods ended December 31, 2008, the annualized total returns of the Series I and NAV shares of the Funds as well as the performance of certain indices that are broad measures of market performance.

		One	Five	Ten	Since
		Year	Years	Years	Inception

Global Real Estate Trust	Series I(1)	-45.92%	N/A	N/A	-17.63	%(1)
(Acquired Fund)	NAV(1)	-45.64%	N/A	N/A	-17.48	%(1)
S&P Developed		-47.61%	N/A	N/A	-17.13%
Property Index EPRA/NAREIT Equity Index		-46.08%	N/A	N/A	-17.74%
Real Estate Securities Trust	Series I(2)	-39.42%	0.84%	5.91%	N/A
(Acquiring Fund)	NAV(3)	-39.39%	0.88%	5.93%	N/A
Morgan Stanley REIT Index		-40.87%	-0.29%	6.67%	N/A

(1)	The NAV shares of the Acquired Fund were first offered on April 28, 2006. The Series I shares were first offered on April 28, 2008. Performance shown for periods prior to that date is the performance of NAV shares which have lower expenses than Series I shares. Had Series I performance prior to April 28, 2008, reflected Series I share expenses, the performance would be lower.

(2)	Series I shares of the Acquiring Fund were first offered on April 30, 1987.

(3)	The NAV shares of the Acquiring Fund were first offered on February 28, 2005. Performance shown for periods prior to that date is the performance of Series I shares which have higher expenses than NAV shares. Had NAV performance prior to February 28, 2005 reflected NAV share expenses, the performance would be higher.

Proposal 4

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION
PROVIDING FOR
THE COMBINATION OF THE INTERNATIONAL SMALL CAP TRUST
INTO THE INTERNATIONAL SMALL COMPANY TRUST

Overview of the Reorganization

Shareholders of the International Small Cap Trust (the “Acquired Fund”) are being asked to approve the Reorganization providing for the Combination of that fund into the International Small Company Trust (the “Acquiring Fund”). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see “Overview of the Reorganization.”

Comparison of Acquired and Acquiring Funds

As indicated in the chart below, the funds have the same investment objective of seeking long-term capital appreciation and substantially the same principal investment strategy of investing — 80% of net assets for the Acquired Fund and “primarily” for the Acquiring Fund — in equity securities of smaller companies outside the U.S., including in emerging markets. The funds differ principally in the manner in which they select investments. The Acquired Fund fixes the maximum market capitalization of the smaller companies in which it may invest at $4 billion, and its subadviser pursues a “bottom up,” value-oriented approach to selecting portfolio investments. In contrast, the Acquiring Fund selects investments using a market capitalization weighted approach in which determinations of eligible smaller companies will vary by country or region (which are selected by the subadviser), and dollar amounts will change due to market conditions. Moreover, the Acquiring Fund’s market capitalization weighing is subject to a number of adjustments by its subadviser.

Each of the funds may be significantly affected by recent market developments, as described under “Additional Information about the Funds — Risks of Investing in Certain Types of Securities — Recent Events.”

The investment objective of each fund may be changed by the Board without shareholder approval.

International Small Cap Trust	International Small Company Trust
(Acquired Fund)	(Acquiring Fund)

Approximate Net Assets as of June 4, 2009 (unaudited):

$78.5 million*	$84.9 million*

*This figure reflects redemptions by JHT’s Lifestyle Trusts of	*This figure reflects redemptions by JHT’s Lifestyle Trusts of approximately

International Small Cap Trust	International Small Company Trust
(Acquired Fund)	(Acquiring Fund)

approximately $133 million of assets subsequent to December 31, 2008.	$130 million of assets subsequent to December 31, 2008.

Investment Adviser:

JHIMS

Investment Subadviser:

Franklin Templeton Investments Corp.	Dimensional Fund Advisors LP
(“Franklin Templeton”)	(“Dimensional”)

Investment Objective:

To seek long-term capital appreciation.	To seek long-term capital appreciation.

Principal Investment Strategies:

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investments of smaller companies outside the U.S., including emerging markets, which have total stock market capitalizations or annual revenues of $4 billion or less.

In some emerging markets, the fund may invest in companies that qualify as smaller companies but that still are among the largest in the market. The fund may also invest a portion of its assets in the equity securities of larger foreign companies.

An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks, preferred	Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small cap companies in the particular markets in which the fund invests. As of December 31, 2008, the maximum market capitalization range of eligible companies for purchase was approximately $468 million to $2.9 billion, depending on the country. The fund will primarily invest its assets in equity securities of non-U.S. small companies of developed markets, but may also hold equity securities of companies located in emerging markets.

The fund will primarily invest in a broad and diverse group of readily marketable stocks of small companies associated with developed markets but may also hold equity securities associated with emerging markets. The fund invests its assets in securities listed

International Small Cap Trust	International Small Company Trust
(Acquired Fund)	(Acquiring Fund)

stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after a certain time period or under certain circumstances.
The fund may invest more than 25% of its total assets in the securities of issuers located in any one country.
When choosing equity investments for this fund, the subadviser applies a “bottom up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the subadviser’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The subadviser also considers a company’s price/earnings ratio, profits margins and liquidation value and other factors.

on bona fide securities exchanges or traded on the over-the- counter markets, including securities listed or traded in the form of International Depositary Receipts (IDRs), American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), Non-Voting Depositary Receipts (NVDRs) and other similar securities, including dual listed securities. Each of these securities may be traded within or outside the issuer’s domicile country.

The subadviser measures company size on a country or region specific basis and based primarily on market capitalization. In the countries or regions authorized for investment, the subadviser first ranks eligible companies listed on selected exchanges based on the companies’ market capitalizations. The subadviser then determines the universe of eligible stocks by defining the maximum market capitalization of a small company that may be purchased by the fund with respect to each country or region. This threshold will vary by country or region, and dollar amounts will change due to market conditions.

The fund intends to purchase securities in each applicable country using a market capitalization weighted approach. The subadviser, using this approach and its judgment, will seek to set country weights based on the relative market capitalizations of eligible small companies within each

International Small Cap Trust	International Small Company Trust
(Acquired Fund)	(Acquiring Fund)

country. See “Market Capitalization Weighted Approach” below. As a result, the weightings of certain countries in the fund may vary from their weightings in international indices, such as those published by FTSE International, Morgan Stanley Capital International or Citigroup.

In addition to money market instruments and other short-term investments, the fund may invest in affiliated and unaffiliated unregistered money market funds to manage the fund’s cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in money market funds may involve a duplication of certain fees and expenses.

The fund does not seek current income as an investment objective and investments will not be based upon an issuer’s dividend payment policy or record. However, many of the companies whose securities will be included in the fund do pay dividends. It is anticipated, therefore, that the fund will receive dividend income.

The subadviser will determine in its discretion when and whether to invest in countries that have been authorized for investment by its Investment Committee, depending on a number of factors such as asset growth in the fund and characteristics of each country’s market. The subadviser’s Investment Committee may authorize other

International Small Cap Trust	International Small Company Trust
(Acquired Fund)	(Acquiring Fund)

countries for investment in the future and the fund may continue to hold investments in countries not currently authorized for investment but that had previously been authorized for investment.
Market Capitalization Weighted Approach
The fund structure involves market capitalization weighting in determining individual security weights and, where applicable, country or region weights. Market capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization. Market capitalization weighting will be adjusted by the subadviser for a variety of factors. The fund may deviate from market capitalization weighting to limit or fix the exposure to a particular country or issuer to a maximum proportion of the assets of the fund. Additionally, the subadviser may consider such factors as free float, momentum, trading strategies, liquidity management and other factors determined to be appropriate by the subadviser given market conditions. The subadviser may deviate from market capitalization weighting to limit or fix the exposure of the fund to a particular issuer to a maximum proportion of the assets of the fund. The subadviser may exclude the stock of a company that meets applicable market capitalization criteria if the subadviser determines that the purchase of such security is inappropriate in light of other conditions. These adjustments will result in a

International Small Cap Trust	International Small Company Trust
(Acquired Fund)	(Acquiring Fund)

deviation from traditional market capitalization weighting.
Country weights may be based on the total market capitalization of companies within each country. The calculation of country market capitalization may take into consideration the free float of companies within a country or whether these companies are eligible to be purchased for the particular strategy. In addition, to maintain a satisfactory level of diversification, the Investment Committee may limit or adjust the exposure to a particular country or region to a maximum proportion of the assets of that vehicle. Country weights may also deviate from target weights due to general day-to-day trading patterns and price movements. As a result, the weighting of certain countries will likely vary from their weighting in published international indices. Also, deviation from target weights may result from holding securities from countries that are no longer authorized for future investments.

A more complete description of Market Capitalization Weighted Approach is set forth in the SAI.

Hedging and Other Strategies:

Each fund is authorized to use all of the various investment strategies referred to below under “Additional Information about the Funds — Risks of Investing in Certain Types of Securities — Hedging, Derivatives and Other Strategic Transactions Risk.” More complete descriptions of options, futures, currency and other derivative transactions are set forth in the SAI.

Temporary Defensive Investing:

In abnormal market conditions, each fund may take temporary defensive measures, such as holding large amounts of cash and cash equivalents that are inconsistent with its primary investment strategy. In taking those measures, the fund may not achieve its investment goals.

Fees and Expenses of the Funds

The following table sets forth: (i) the ratios of expenses to average net assets attributable to the Series I, Series II and NAV shares of the Acquired and Acquiring Funds for the year ended December 31, 2008; and (ii) the pro forma expense ratios of such shares of the Acquiring Fund assuming that the Combination of the Acquired and Acquiring Funds had occurred at the commencement of the year ended December 31, 2008. Series I and Series II shares of the Acquiring Fund will first be issued in connection with the Reorganization. The expense ratios and examples below do not reflect the fees and expenses of any variable contract that may use JHT as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses figures would be higher.

Annual Fund Operating Expenses
(As a percentage of average daily net assets)

												International Small
	International						International Small					Company Trust
	Small Cap Trust						Company Trust					(Acquiring Fund)
	(Acquired Fund)(1)						(Acquiring Fund)					(Pro Forma)
	Series I		Series II		NAV		Series I		Series II		NAV	Series I	Series II	NAV

Management Fees	0.94%		0.94%		0.94%		0.96	%(2)	0.96	%(2)	0.96%	0.96%	0.96%	0.96%
Distribution and Service (12b-1) Fees	0.05%		0.25%		0.00%		0.05%		0.25%		0.00%	0.05%	0.25%	0.00%
Other Expenses	0.16	%(1)	0.16	%(1)	0.16	%(1)	0.15%		0.15%		0.15%	0.13%	0.13%	0.13%
Total Operating Expenses (3)	1.15%		1.35%		1.10%		1.16%		1.36%		1.11%	1.14%	1.34%	1.09%

(1)	“Other Expenses” of the Acquired Fund includes an estimated expense based on a new contractual custody agreement that became effective April 1, 2009.

(2)	Expenses of the Series I and Series II shares of the Acquiring Fund are estimated. These shares will first be issued in connection with the Reorganization.

(3)	During the period January 1, 2009 through April 30, 2009, JHT’s Lifestyle Trusts, which operate as funds of funds, redeemed assets of approximately $133 million from the Acquired Fund and $130 million from the Acquiring Fund. If these redemptions had occurred during the year ended December 31, 2008, “Total Operating Expenses” for the Acquired Fund would have been 1.17% for Series I, 1.37% for Series II and 1.12% for NAV shares, for the Acquiring Fund and the Acquiring Fund pro forma would have been 1.18% for Series I, 1.38% for Series II and 1.13% for NAV shares.

EXAMPLES:  The following examples are intended to help shareholders compare the costs of investing in the Series I, Series II and NAV shares of the Acquired and Acquiring Funds. The examples assume that a shareholder invests $10,000 in the particular fund for the time periods indicated and redeems all of the shares at the end of those periods. The examples also assume that a shareholder’s investment has a 5% return each year and that each fund’s operating expense levels remain the same as those set forth in the expense table above. The examples should not be considered a representation of future expenses of the Acquired or Acquiring Fund. Actual expenses may be greater or less than those shown.

							International Small
	International			International Small			Company Trust
	Small Cap Trust			Company Trust			(Acquiring Fund)
	(Acquired Fund)			(Acquiring Fund)			(Pro Forma)
	Series I	Series II	NAV	Series I	Series II	NAV	Series I	Series II	NAV

One Year	$117	$137	$112	$118	$138	$113	$116	$136	$111
Three Years	$365	$428	$350	$368	$431	$353	$362	$425	$347
Five Years	$633	$739	$606	$638	$745	$612	$628	$734	$601
Ten Years	$1,398	$1,624	$1,340	$1,409	$1,635	$1,352	$1,386	$1,613	$1,329

Comparison of Principal Investment Risks

In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because, as described above, the funds have the same investment objective and substantially the same principal investment strategies, they have substantially the same principal investment risks. The principal risks of investing in the funds include the following:

Risks Applicable to both Funds:

•	Active management risk

•	Equity securities risk

•	Credit and counterparty risk

•	Foreign securities risk

•	Liquidity risk

•	Issuer risk

•	Medium and smaller company risk

•	Hedging, derivatives and other strategic transactions risk

Each of these risks is described below under “Additional Information About the Funds’ Principal Risks and Investment Policies.” Additional information is also included in the SAI under “Risk Factors.”

Investment Management Fees/Subadvisory Arrangements

Under the Advisory Agreement, each of the Acquired and Acquiring Funds pays JHIMS a management fee that is computed separately for each fund and is accrued and paid daily. The fee is determined by applying the daily equivalent of an annual fee rate to the net assets of the fund. The annual fee rate is calculated each day by applying the annual percentage rates in the table below to the indicated portions of Aggregate Net Assets of the fund and dividing the sum so determined by Aggregate Net Assets. As indicated in the notes to the table below, for the purpose of calculating management fees “Aggregate Net Assets” may include, in addition to the net assets of the fund, the net assets of one or more funds of John Hancock Funds II (“JHF II”) that are also advised by JHIMS and subadvised by the same subadviser as the fund (but only for the period during which the subadviser serves as such to the fund and such other JHF II funds).

Investment Management Fees
(As a Percentage of Aggregate Net Assets)

International Small Cap Trust (1)	International Small Company Trust (2)
(Acquired Fund)	(Acquiring Fund)

1.05% of the first $200 million; 0.95% of the next $300 million; and 0.85% of the excess over $500 million.	1.00% of the first $100 million; and 0.95% of the excess over $100 million.

(1)	The Aggregate Net Assets of the Acquired Fund include the net assets of that fund and the net assets of the JHF II International Small Cap Fund. As of April 30, 2009, such Aggregate Net Assets were approximately $263,240,766.

(2)	The Aggregate Net Assets of the Acquiring Fund include the net assets of that fund and the net assets of the JHF II International Small Company Fund. As of April 30, 2009, such Aggregate Net Assets were approximately $239,427,779.

Franklin Templeton serves as subadviser to the Acquired Fund, and Dimensional serves as subadviser to the Acquiring Fund. The subadvisers are responsible for managing the investment and reinvestment of the funds’ assets. For its services, each subadviser receives a subadvisory fee from JHIMS that is determined by applying to the net assets of the applicable fund an annual percentage rate that is determined in a manner similar to that used for the advisory fees for the fund as described above. The subadvisory fee for each fund is paid by JHIMS and is not an additional charge to the fund.

For additional information about the subadvisers and portfolio managers for the funds, see “Additional Information About the Funds — Subadvisers and Portfolio Managers.”

A discussion of the basis of the Board’s approval of advisory and subadvisory agreements for the Acquired and Acquiring Funds is available in JHT’s Semi-Annual Report to Shareholders for the period ended June 30, 2009.

Performance

Set forth below are a bar chart for each of the funds and a comparative performance table that provide some indication of the risks of investing in the funds. Performance information in the bar charts and performance table reflects all fees charged to the respective funds (such as advisory fees) and all fund expenses. Neither fund charges a sales load or a surrender fee. The performance information does not reflect fees and expenses of any variable contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of a fund is not necessarily an indication of how the fund will perform in the future.

Bar Charts.  The bar charts show changes in the performance of the oldest class of shares of each fund (Series I of the Acquired Fund and NAV shares of the Acquiring Fund) over the last ten years or, if shorter, from the inception date of the fund. The Acquiring Fund will first issue Series I shares in connection with the Reorganization. A fund’s NAV share performance is higher than its Series I share performance because Series I shares are, and NAV shares are not, subject to Rule 12b-1 fees.

International Small Cap Trust
(Acquired Fund) (Series I shares)

84.92%	-29.16%	-31.10%	-16.73%	54.73%	21.23%	10.39%	27.34%	10.18%	-52.98%

1999	2000	2001	2002	2003	2004	2005	2006	2007	2008

Best quarter: Q4 ’99, 58.65%
Worst quarter:Q4 ’08, -32.50%

International Small Company Trust
(Acquiring Fund) (NAV shares)

5.43%	-45.35%

2007	2008

Best quarter: Q1 ’07, 7.85%
Worst quarter: Q3 ’08, -22.53%

Table.  The following table shows, for the indicated periods ended December 31, 2008, the annualized total returns of the Series I, Series II and NAV shares of the Acquired Fund and the NAV shares of the Acquiring Fund as well as the performance of certain indices that are broad measures of market performance. The Acquiring Fund will first issue Series I and Series II shares in connection with the Reorganization.

		One	Five	Ten	Since
		Year	Years	Years	Inception
International Small Cap Trust
(Acquired Fund)	Series I(1)	(52.98)%	(2.46)%	0.26%	N/A
	Series II(1)	(53.11)%	(2.65)%	0.15%	N/A
	NAV(2)	(53.00)%	(2.44)%	0.27%	N/A
Citigroup Global ex U.S. $2 Billion Index		(49.15)%	3.19%	5.95%	N/A
Combined Index (3)		(49.15)%	3.19%	2.96%	N/A
International Small Company Trust
(Acquiring Fund)	NAV(4)	(45.35)%	N/A	N/A	(16.85)%
MSCI EAFE Small Cap Index		(46.78)%	N/A	N/A	(18.11	)%(5)

(1)	Series I shares of the Acquired Fund commenced operations on March 4, 1996. Series II shares of the fund were first offered on January 28, 2002. Performance shown for periods prior to that date is the performance of Series I shares which have lower expenses than Series II shares. Had Series II performance for periods prior to January 28, 2002 reflected Series II expenses, the performance would be lower.

(2)	NAV shares of the Acquired Fund were first offered on February 28, 2005. Performance shown for periods prior to that date is the performance of Series I shares which have higher expenses than NAV shares. Had NAV performance for periods prior to February 28, 2005 reflected NAV share expenses, the performance would be higher.

(3)	The Combined Index is a blend of the MSCI World ex U.S. Index from inception through May 31, 2003 and the Citigroup Global ex U.S. $2 Billion Index from June 1, 2003 and thereafter.

(4)	The NAV shares of the Acquiring Fund were first offered on April 28, 2006.

(5)	“Since Inception” returns for the index begin on the month-end closest to the actual inception date of the fund.

Proposal 5

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION
PROVIDING FOR
THE COMBINATION OF THE MID CAP INTERSECTION TRUST
INTO THE MID CAP INDEX TRUST

Overview of the Reorganization

Shareholders of the Mid Cap Intersection Trust (the “Acquired Fund”) are being asked to approve the Reorganization providing for the Combination of that fund into the Mid Cap Index Trust (the “Acquiring Fund”). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see “Overview of the Reorganization.”

Comparison of Acquired and Acquiring Funds

As indicated in the chart below, both funds are mid-cap equity funds that invest in U.S. companies. However, the Acquired Fund is actively managed by its subadviser, which selects stocks based upon its fundamental and quantitative research, while the Acquiring Fund is an index fund that is passively managed and invests in companies included in the index whose performance it seeks to match or that its subadviser believes as a group will behave in a manner similar to the index. In addition, because the Acquired Fund defines mid-cap companies with reference to the market capitalization ranges of two indices while the Acquiring Fund’s definition references only its benchmark index, the Acquired Fund may have a broader universe of mid-cap companies in which to invest. The Acquired Fund, but not the Acquiring Fund, includes among its stated investment strategies investing in initial public offerings (“IPOs”) and exchange-traded funds (“ETFs”).

Each of the funds may be significantly affected by recent market developments, as described under “Additional Information about the Funds — Risks of Investing in Certain Types of Securities — Recent Events.”

The investment objective of each fund may be changed by the Board without shareholder approval.

Mid Cap Intersection Trust	Mid Cap Index Trust
(Acquired Fund)	(Acquiring Fund)

Approximate Net Assets as of June 30, 2009 (unaudited):

$11.1 million*	$808.7 million
*This figure reflects redemptions by JHT’s Lifestyle Trusts of approximately $60 million of assets subsequent to December 31, 2008.

Investment Adviser:

JHIMS

Investment Subadviser:

Wellington Management Company, LLP (“Wellington Management”)	MFC Global Investment Management (U.S.A.) Limited (“MFC Global (U.S.A.)”)

Investment Objective:

To seek long-term growth of capital.	To seek to approximate the aggregate total return of a mid cap U.S. domestic equity market index.

Principal Investment Strategies:

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the purposes of the fund, “medium-sized companies” are those with market capitalizations, at the time of investment, within the market capitalization range of companies represented in either the Russell MidCap Index ($41 million to $13.8 billion as of February 28, 2009) or the S&P 400 MidCap Index ($42 million to $4.6 billion as of February 28, 2009).	Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P Mid Cap 400 Index and (b) securities (which may or may not be included in the S&P 400 Mid Cap Index) that the subadviser believes as a group will behave in a manner similar to the index. As of February 28, 2009, the market capitalizations of companies included in the S&P 400 Mid Cap Index ranged

Mid Cap Intersection Trust	Mid Cap Index Trust
(Acquired Fund)	(Acquiring Fund)

The fund is constructed stock by stock, an investment approach the subadviser refers to as “bottom-up.” The fund combines the subadviser’s proprietary fundamental and quantitative research inputs to create a portfolio of holdings within a disciplined framework.
The fund invests primarily in a diversified portfolio of equity securities based on the combined ratings of the subadviser’s Global Industry Analysts and proprietary quantitative stock selection models. Global Industry Analyst ratings are based upon the subadviser’s fundamental analysis. The subadviser’s fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.
The subadviser then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive valuation and timeliness measures. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. The subadviser’s assessment of timeliness focuses on stocks with favorable earnings and stock price momentum.

from $42 million to $4.6 billion. An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indexes may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. In contrast to actively managed funds, which seek to outperform their respective benchmark indexes through research and analysis, index funds are passively managed funds that seek to mirror the performance of their target indexes, minimizing performance differences over time. The fund attempts to match the performance of the S&P 400 Mid Cap Index by: (a) holding all, or a representative sample, of the securities that comprise that index and/or (b) by holding securities (which may or may not be included in the index) that the subadviser believes as a group will behave in a manner similar to the index. However, the fund has operating expenses and transaction costs, while a market index does not. Therefore, the fund, while it attempts to track its target index closely, typically will be unable to match the performance of the target index exactly. The composition of an index changes from time to time, and the subadviser will reflect those changes in the composition of the fund’s portfolio as soon as practicable.

The fund may invest in futures contracts and Depository Receipts.

Mid Cap Intersection Trust	Mid Cap Index Trust
(Acquired Fund)	(Acquiring Fund)

In constructing the portfolio, the subadviser analyzes and monitors different sources of active management risk including stock-specific risk, industry risk and style risk. Risk analysis is conducted in order to minimize any unintended consequences of bottom-up stock picking. The portfolio seeks to be well diversified, not taking large industry and style positions relative to the market benchmark.
The fund may invest in IPOs and ETFs.

Hedging and Other Strategies:

Each fund is authorized to use all of the various investment strategies referred to below under “Additional Information about the Funds — Risks of Investing in Certain Types of Securities — Hedging, Derivatives and Other Strategic Transactions Risk.” More complete descriptions of options, futures, currency and other derivative transactions are set forth in the SAI.

Temporary Defensive Investing:

In abnormal market conditions, each fund may take temporary defensive measures, such as holding large amounts of cash and cash equivalents that are inconsistent with its primary investment strategy. In taking those measures, the fund may not achieve its investment goals.

Fees and Expenses of the Funds

The following table sets forth: (i) the ratios of expenses to average net assets attributable to the Series I, Series II and NAV shares of the Acquired and Acquiring Funds for the year ended December 31, 2008; and (ii) the pro forma expense ratios of such shares of the Acquiring Fund assuming that the Combination of the Acquired and Acquiring Funds had occurred at the commencement of the year ended December 31, 2008. The expense ratios and examples below do not reflect the fees and expenses of any variable contract that may use JHT as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses figures would be higher.

Annual Fund Operating Expenses
(As a percentage of average daily net assets)

							Mid Cap Index Trust
	Mid Cap Intersection Trust			Mid Cap Index Trust			(Acquiring Fund)
	(Acquired Fund)(1)			(Acquiring Fund)			(Pro Forma)
	Series I	Series II	NAV	Series I	Series II	NAV	Series I	Series II	NAV

Management Fees	0.87%	0.87%	0.87%	0.47%	0.47%	0.47%	0.47%	0.47%	0.47%
Distribution and Service (12b-1) Fees	0.05%	0.25%	0.00%	0.05%	0.25%	0.00%	0.05%	0.25%	0.00%
Other Expenses	0.06%	0.06%	0.06%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%
Total Operating Expenses (1)	0.98%	1.18%	0.93%	0.55%	0.75%	0.50%	0.55%	0.75%	0.50%

(1)	During the period January 1, 2009 through April 30, 2009, JHT’s Lifestyle Trusts, which operate as funds of funds, redeemed assets of approximately $60 million from the Acquired Fund. If these redemptions had occurred during the year ended December 31, 2008, “Total Operating Expenses” for the Acquired Fund would have been 1.01% for Series I, 1.21% for Series II and 0.96% for NAV shares; there would have been no change, however, in the pro forma “Total Operating Expenses” for each share class of the Acquiring Fund.

EXAMPLES:  The following examples are intended to help shareholders compare the costs of investing in the Series I, Series II and NAV shares of the Acquired and Acquiring Funds. The examples assume that a shareholder invests $10,000 in the particular fund for the time periods indicated and redeems all of the shares at the end of those periods. The examples also assume that a shareholder’s investment has a 5% return each year and that each fund’s operating expense levels remain the same as those set forth in the expense table above. The examples should not be considered a representation of future expenses of the Acquired or Acquiring Fund. Actual expenses may be greater or less than those shown.

							Mid Cap Index Trust (Acquiring Fund)
	Mid Cap Intersection Trust (Acquired Fund)			Mid Cap Index Trust (Acquiring Fund)			(Pro Forma)
	Series I	Series II	NAV	Series I	Series II	NAV	Series I	Series II	NAV

One Year	$100	$120	$95	$56	$77	$51	$56	$77	$51
Three Years	$312	$375	$296	$176	$240	$160	$176	$240	$160
Five Years	$542	$649	$515	$307	$417	$280	$307	$417	$280
Ten Years	$1,201	$1,432	$1,143	$689	$930	$628	$689	$930	$628

Comparison of Principal Investment Risks

In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because, as described above, the funds are both mid-cap equity funds that invest in U.S. companies, they have many of the same principal investment risks. They also have some different risks. The principal risks of investing in the funds include the following:

Risks applicable to both funds:

•	Equity securities risk

•	Issuer risk

•	Credit and counterparty risk

•	Medium and smaller company risk

•	Underlying funds risk

•	Hedging, derivatives and other strategic transactions risk

Additional risks applicable to Acquired Fund:

•	Active management risk

•	Exchange-traded funds risk

•	Initial public offerings risk

•	Liquidity risk

Additional risks applicable to Acquiring Fund:

•	Index management risk

Each of these risks is described below under “Additional Information About the Funds — Risks of Investing in Certain Types of Securities.” Additional information is also included in the SAI under “Risk Factors.”

Investment Management Fees/Subadvisory Arrangements

Under the Advisory Agreement, each of the Acquired and Acquiring Funds pays JHIMS a management fee that is computed separately for each fund and is accrued and paid daily. The fee is determined by applying the daily equivalent of an annual fee rate to the net assets of the fund. The annual fee rate is calculated each day by applying the annual percentage rates in the table below to the indicated portions of Aggregate Net Assets of the fund and dividing the sum so determined by Aggregate Net Assets. As indicated in the notes to the table below, for the purpose of calculating management fees “Aggregate Net Assets” may include, in addition to the net assets of the fund, the net assets of one or more other funds of JHT or corresponding series or funds of John Hancock Funds II (“JHF II”) that are also advised by JHIMS and subadvised by the same subadviser as the fund (but only for the period during which the subadviser serves as such to the fund and such other JHT or JHF II funds). As described in note 2 to the table below, the management fee for the Acquiring Fund is calculated separately with respect to “Affiliated Fund Assets” and “Other Assets.”

Investment Management Fees
(As a Percentage of Aggregate Net Assets) (1)(2)

Mid Cap Intersection Trust (1)	Mid Cap Index Trust (2)

(Acquired Fund)	(Acquiring Fund)
0.875% of the first $500 million; and	0.490% of the first $250 million;
0.850% of the excess over $500 million.	0.480% of the next $250 million; and
0.460% of the excess over $500 million.

(1)	The Aggregate Net Assets of the Acquired Fund include only the net assets of that fund. Prior to June 26, 2009, they also included the net assets of the JHF II Mid Cap Intersection Fund. The JHF II Mid Cap Intersection Fund was liquidated on June 25, 2009.

(2)	The Aggregate Net Assets of the Acquiring Fund include the net assets of that fund and the net assets of the JHF II Mid Cap Index Fund. As of April 30, 2009, such Aggregate Net Assets were approximately $339,294,146.

Wellington Management serves as subadviser to the Acquired Fund, and MFC Global (U.S.A.) serves as subadviser to the Acquiring Fund. The subadvisers are responsible for managing the investment and reinvestment of the funds’ assets. For its services, each subadviser receives a subadvisory fee from JHIMS that is determined by applying to the net assets of the applicable fund an annual percentage rate that is determined in a manner similar to that used for the advisory fee for the fund as described above. The subadvisory fee for each fund is paid by JHIMS and is not an additional charge to the fund.

The Combination will result in the transfer of the net assets of the Acquired Fund, which is managed by a subadviser that is not an affiliate of the Adviser, to the Acquiring Fund which is managed by a subadviser that is affiliated with the Adviser. Thus, the Combination may be expected to benefit the Adviser by increasing, with respect to such net assets, the amount of advisory fees that are retained by the Adviser and its affiliates rather than paid by the Adviser to an unaffiliated subadviser.

For additional information about the subadvisers and portfolio managers for the funds, see “Additional Information About the Funds — Subadvisers and Portfolio Managers.”

A discussion of the basis of the Board’s approval of advisory and subadvisory agreements for the Acquired and Acquiring Funds is available in JHT’s Semi-Annual Report to Shareholders for the period ended June 30, 2009.

Performance

Set forth below are a bar chart for each of the funds and a comparative performance table that provide some indication of the risks of investing in the funds.

Performance information in the bar charts and performance table reflects all fees charged to the respective funds (such as advisory fees) and all fund expenses. Neither fund charges a sales load or a surrender fee. The performance information does not reflect fees and expenses of any variable contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of a fund is not necessarily an indication of how the fund will perform in the future.

Bar Charts.  The bar charts show changes in the performance of the Series I shares of the funds over the last ten years or, if shorter, from the inception date of the fund.

Mid Cap Intersection Trust
(Acquired Fund) (Series I shares)

10% 0% -10% -20% -30% -40% -50%

-42.05%

2008

Best Quarter: Q2 ’08, 8.44%
Worst Quarter: Q4 ’08, -26.76%

Mid Cap Index Trust
(Acquiring Fund) (Series I shares)

50% 40% 30% 20% 10% 0% -10% -20% -30% -40%

	-1.73%	-15.16%	34.57%	15.83%	12.02%	9.72%	7.57%	-36.45%

	2001	2002	2003	2004	2005	2006	2007	2008

Best Quarter: Q4 ’01, 17.71%
Worst Quarter: Q4 ’08, -25.65%

Table.  The following table shows, for the indicated periods ended December 31, 2008, the annualized total returns of the Series I, Series II and NAV shares of the funds as well as the performance of certain indices that are broad measures of market performance.

		One	Five	Since
		Year	Years	Inception

Mid Cap Intersection Trust
(Acquired Fund)	Series I(1)	(42.05)%	N/A	(30.87)%
	Series II(1)	(42.17)%	N/A	(31.02)%
	NAV(1)	(42.00)%	N/A	(30.82)%
S&P 400 Mid Cap Index		(36.23)%	N/A	(24.04)%
Mid Cap Index Trust
(Acquiring Fund)	Series I(2)	(36.45)%	(0.54)%	1.83%
	Series II(2)	(36.56)%	(0.73)%	1.69%
	NAV(3)	(36.39)%	(0.50)%	1.85%
S&P 400 Mid Cap Index		(36.23)%	(0.08)%	2.52%

(1)	The Series I, Series II and NAV shares of the Acquired Fund commenced operations on May 1, 2007.

(2)	Series I shares of the Acquiring Fund were first offered on May 1, 2000. Series II shares of the fund were first offered on January 28, 2002. Performance shown for periods prior to that date is the performance of Series I shares which have lower expenses than Series II shares. Had Series II performance for periods prior to January 28, 2002 reflected Series II expenses, the performance would be lower.

(2)	NAV shares of the Acquiring Fund were first offered on April 29, 2005. Performance shown for periods prior to that date is the performance of Series I shares which have higher expenses than NAV shares. Had NAV performance for periods prior to April 29, 2005 reflected NAV share expenses, the performance would be higher.

INFORMATION ABOUT THE REORGANIZATION

Agreement and Plan of Reorganization

The following summary of the Plan is qualified in its entirety by reference to the form of the Plan attached to this Proxy Statement/Prospectus as Appendix A. The Plan provides, with respect to each Combination, that the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund. Subject to the satisfaction of the conditions described below, such acquisition will take place as of the close of regularly scheduled trading on the NYSE on November 13, 2009 or on such later date as may be determined by JHT (the “Exchange Date”). The net asset value per share of each class of shares of each Acquired and Acquiring Fund will be determined by dividing the Fund’s assets, less liabilities, attributable to that share class, by the total number of outstanding shares of that class. The assets of each fund will be valued in accordance with the valuation practices of that fund. See “Additional Information About the Funds — Purchase and Redemption of Shares (Calculation of Net Asset Value)” below.

The number of full and fractional shares of the Acquiring Fund received by a shareholder of the corresponding Acquired Fund will be equal in value to the value of that shareholder’s full and fractional shares of the Acquired Fund as of the close of regularly scheduled trading on the NYSE on the Exchange Date (the “Effective Time”). The Acquired Fund will liquidate and distribute pro rata to its shareholders of record as of the Effective Time the shares of the corresponding Acquiring Fund received by the Acquired Fund in the Reorganization. Holders of Series I, Series II and NAV shares of the Acquired Funds will receive, respectively, Series I, Series II and NAV shares of the Acquiring Funds. Such liquidation and distribution will be accomplished by the establishment of accounts on the share records of the Acquiring Fund in the names of the shareholders of the Acquired Fund, each account representing the respective pro rata number of shares of the Acquiring Fund due the shareholder. After such distribution, JHT will take all necessary steps under Massachusetts law, JHT’s Agreement and Declaration of Trust (the “Declaration of Trust”) and any other applicable law to effect a complete dissolution of the Acquired Fund.

The Board has determined, with respect to each of the Acquired and Acquiring Funds, that the interests of shareholders and variable contract owners whose contract values are invested in shares of such funds (“contract owners”) will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of such funds and such shareholders and contract owners.

The consummation of the Reorganization with respect to each Combination is subject to the conditions set forth in the Plan, including that the affirmative vote of the holders of at least a Majority of the Outstanding Voting Securities (as defined under “Voting Information” below) of the Acquired Fund entitled to vote approve the Reorganization. The Plan may be terminated and the Reorganization abandoned at any time prior to the Effective Time, before or after approval by the shareholders of the Acquired Fund, by JHT on behalf of either or both of the Acquired and Acquiring Funds if the Board or the officers of JHT determine that proceeding with the Reorganization is not in the best interests of either or both of the funds or their respective shareholders or contract owners. The Plan provides that JHT on behalf of the Acquired or Acquiring Fund may waive compliance with any of the covenants or conditions made therein for the benefit of the other fund, except for certain conditions regarding the receipt of regulatory approvals. The consummation of the Reorganization with respect to any Combination is not contingent upon its consummation as to any other Combination.

Under the Plan, the expenses of the Combination involving the Global Allocation Trust will be borne by this Acquired Fund because it is expected principally to benefit from the Combination; the expenses of the Combination involving the Emerging Small Company Trust will be allocated between the Acquired and Acquiring Funds on a relative net asset basis because both funds are expected to benefit from the Combination; and the expenses of the Combinations involving the Global Real Estate Trust,

International Small Cap Trust and Mid Cap Intersection Trust will be borne by the Adviser in view of the impact on these Acquired Funds of recent, significant asset redemptions by JHT’s Lifestyle Trusts. If the Reorganization is not consummated as to an Acquired Fund, the expenses of the Reorganization as to that fund will be paid by the Adviser.

If the Plan is not approved by the shareholders of an Acquired Fund or is not consummated for any other reason, the Board will consider other possible courses of action. The Board, including all the Independent Trustees, recommends that shareholders approve the Plan under Proposals 1 through 5.

Reasons for the Reorganization

The Board has unanimously approved the Reorganization and believes that it will benefit shareholders of the Acquired Funds. The Reorganization is intended to eliminate underperforming and in some cases relatively small Acquired Funds (the latter having experienced substantial recent redemptions) in favor of Acquiring Funds that have better performance records, are expected to have improved prospects for continued asset growth and in most cases have lower advisory fees and overall operating expenses. The Acquiring Funds have substantially the same or similar investment objectives and/or principal strategies as their corresponding Acquired Funds, albeit indirectly in the case of two Acquiring Funds: the Lifestyle Balanced Trust which operates as a fund of funds and invests in other funds; and the Mid Cap Index Trust which is an index fund that seeks to track its benchmark index. In addition, except for the Smaller Company Growth Trust, which currently would have higher overall operating expenses than its Acquired Fund but for a contractual fee waiver, each of the Acquiring Funds has lower advisory fee rates and lower overall operating expenses (in the case of the International Small Company Trust, lower advisory fee rates at current asset levels and expected lower total operating expenses following the Reorganization) than its corresponding Acquired Fund. Moreover, for the respective, indicated periods ended April 30, 2009, each of the Acquiring Funds has outperformed its corresponding Acquired Fund: the Lifestyle Balanced Trust for the one- three- and five-year periods; the Real Estate Securities and International Small Company Trusts for the one-and three-year periods; the Mid Cap Index Trust for the one-year period; and the Smaller Company Growth Trust for the period since its inception on October 7, 2008.

Board Consideration of the Reorganization

On the recommendation of management, the Board, including the Independent Trustees, considered the Reorganization and each Combination at its meeting held on June 24-26, 2009, and reviewed information and materials regarding the Reorganization presented or prepared by, among others, the Adviser. In its review of the

Reorganization, the Board was assisted by legal counsel, and the Independent Trustees were assisted by independent legal counsel. In reaching its decision at the June 24-26, 2009 meeting to recommend approval of the Reorganization, the Board concluded that the participation of each Acquired Fund and Acquiring Fund in the Reorganization is in the best interests of each such fund, as well as in the best interests of shareholders of and contract owners whose contract values are determined by investment in shares of the Acquired and Acquiring Funds, and that the interests of existing shareholders and contract owners will not be diluted as a result of the Reorganization.

In determining whether to approve the Reorganization and recommend its approval to shareholders of the Acquired Funds, the Board inquired into a number of matters and considered, with respect to each Combination, the following factors, among others: (1) the compatibility of the investment objectives, policies and risks of the Acquired and Acquiring Funds; (2) the comparative historical performance of the Acquired and Acquiring Funds; (3) any advantages to shareholders of the Acquired Fund of investing in a larger post-Reorganization asset pool having the potential for greater diversification; (4) the prospects for growth, and for achieving economies of scale, of the combined Acquired and Acquiring Funds; (5) the expense ratios and available information regarding the fees and expenses of the Acquired and Acquiring Funds; (6) the investment experience, expertise and financial resources of, and the nature and quality of the services provided by, the subadviser to the Acquiring Fund; (7) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder or contract owner interests; (8) any direct and indirect costs to be incurred by the Acquired and Acquiring Funds as a result of the Reorganization; (9) any direct or indirect benefits to the Adviser or its affiliates to be realized as a result of the Reorganization; (10) the tax consequences of the Reorganization; and (11) possible alternatives to the Reorganization.

Although this Proxy Statement/Prospectus, consistent with SEC form requirements, includes in the proposals information with respect to the fees and expenses of the Acquired and Acquiring Funds for the fiscal year ended December 31, 2008 and comparative performance information for the fiscal one-, five- and ten-year (or shorter “since inception”) periods ended December 31, 2008, the Board, at its at its June 24-26, 2009 meeting, also reviewed fees and expenses information through March 31, 2009 and comparative performance data for the one-, three-, five- and ten-year (or shorter “since inception”) periods ended April 30, 2009.

The Board’s decision to recommend approval of the Reorganization was based on a number of factors, including the following:

Proposal 1 — Emerging Small Company Trust (Acquired Fund) into Smaller Company Growth Trust (Acquiring Fund)

1.	The Acquired Fund is believed by management to be unlikely to attract significant new assets due to its long history of underperformance, and,

although the Acquiring Fund commenced operations in 2008 and thus has a limited operating history, it has attracted significant assets and is believed to have stronger prospects for growth;

2.	The Acquired Fund and the Acquiring Fund have the same investment objective, substantially the same principal strategy of investing in small-cap equity securities and substantially the same risks, and their Combination will afford shareholders of the Acquired Fund continuity in investment objectives;

3.	Frontier, Perimeter and MFC Global (U.S.A.) are the co-subadvisers to the Acquiring Fund, and the Board is generally satisfied with their management of, and the multi-manager strategy for, the Acquiring Fund;

4.	The Acquired Fund has underperformed its benchmark index and peer group average for the one-, three-, five- and ten-year periods ended April 30, 2009 (the three- and five-year performance partially reflects the performance of a previous subadviser);

5.	While the Acquiring Fund, absent the currently applicable expense cap, has a higher advisory fee and higher overall operating expenses than the Acquired Fund, the Board has determined that such higher expenses, although a negative factor, were outweighed by the expected faster asset growth and superior performance of the Acquiring Fund and other benefits of the Combination;

6.	The Reorganization will not result in any dilution of shareholder or contract owner values; and

7.	The Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes.

Proposal 2 — Global Allocation Trust (Acquired Fund) into Lifestyle Balanced Trust (Acquiring Fund)

1.	Although the investment strategies of the Acquired Fund and the Acquiring Fund are different insofar as the former invests directly in equity and fixed-income securities and the latter, as a fund of funds, invests indirectly in such securities through Underlying Funds, the Acquired and Acquiring Funds have similar investment objectives — both seek capital appreciation or growth as well as income — and both invest — the Acquired Fund directly and the Acquiring Fund indirectly — in similar types of equity and fixed-income securities, and the Combination will afford shareholders of the Acquired Fund reasonable continuity in investment objectives;

2.	MFC Global (U.S.A.) is the subadviser to the Acquiring Fund, and the Board is generally satisfied with MFC Global (U.S.A.)’s management of this fund;

3.	The Acquiring Fund has outperformed the Acquired Fund for the one-, three- and five-year periods ended April 30, 2009, and has outperformed its benchmark index for the five- and ten-year-periods (and underperformed for the one- and three-year periods) and its peer group average for the five- and ten-year periods (and underperformed for the one- and three-year periods) ended April 30, 2009;

4.	The Acquiring Fund has a lower advisory fee and lower overall operating expenses than the Acquired Fund;

5.	The Acquiring Fund has a significantly larger asset base and stronger prospects for growth and efficient management than the Acquired Fund;

6.	The Reorganization will not result in any dilution of shareholder or contract owner values; and

7.	Although the Reorganization is expected to be a taxable reorganization, it is not expected to be a taxable event for federal income tax purposes for contract owners.

Proposal 3 — Global Real Estate Trust (Acquired Fund) into Real Estate Securities Trust (Acquiring Fund)

1.	The Acquired Fund is believed by management to be unlikely to attract significant new assets due to its relatively small size (recent redemptions by the Lifestyle Trusts have significantly reduced the net assets of the Acquired Fund), and the Acquiring Fund has a larger asset base and is believed to have stronger prospects for growth; in addition, management has indicated that the Acquired Fund does not meet certain risk criteria for investment by variable annuity products;

2.	The Acquired Fund and the Acquiring Fund have the same investment objective, substantially the same principal strategy of investing in REITs and real estate companies and the same subadviser and sub-sub-adviser, and their Combination will afford shareholders of the Acquired Fund continuity in investment objectives;

3.	The Acquiring Fund has outperformed the Acquired Fund for the one- and three-year periods, and has outperformed its benchmark index for the one- three-, five- and ten-year periods and has outperformed its peer group average for the one- five-year periods (and underperformed for the three- and ten-year periods) ended April 30, 2009;

4.	DIMA and RREEF are the subadviser and sub-subadviser to the Acquiring Fund, and the Board is generally satisfied with their management of the Acquiring Fund;

5.	The Acquiring Fund has a lower advisory fee and lower overall operating expenses than the Acquired Fund;

6.	The Reorganization will not result in any dilution of shareholder or contract owner values;

7.	The Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes; and

8.	The expenses of the Reorganization as to this Combination will be paid by the Adviser.

Proposal 4 — International Small Cap Trust (Acquired Fund) into International Small Company Trust (Acquiring Fund)

1.	The Acquired Fund is believed by management to be unlikely to attract significant new assets due to its relatively small size (recent redemptions by the Lifestyle Trusts have significantly reduced the net assets of the Acquired Fund), and the Acquiring Fund is believed to offer shareholders more consistent returns versus the applicable benchmark; in addition, management has indicated that the Acquired Fund does not meet certain risk criteria for investment by variable annuity products;

2.	The Acquired Fund and the Acquiring Fund have the same investment objective, substantially the same principal strategy of investing in equity securities of smaller companies outside the U.S., and substantially the same risks, and their Combination will afford shareholders of the Acquired Fund continuity in investment objectives;

3.	Dimensional is the subadviser to the Acquiring Fund, and the Board is generally satisfied with its management of this fund;

4.	The Acquiring Fund, which commenced operations in 2006 and thus has a limited operating history, has outperformed the Acquired Fund for the one- and three-year periods ended April 30, 2009;

5.	The Acquiring Fund has outperformed its benchmark index for the three-year period (and underperformed for the one-year period) and has outperformed its peer group average for the one- and three-year periods ended April 30, 2009;

6.	While the Acquiring Fund had a higher advisory fee and higher overall operating expenses than the Acquired Fund for the year ended December 31, 2008, the Board noted that the Acquiring Fund has a lower advisory fee rate at current asset levels and is expected to have lower overall expenses than the Acquired Fund following the Reorganization;

7.	The Reorganization will not result in any dilution of shareholder or contract owner values;

8.	The Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes; and

9.	The expenses of the Reorganization as to this Combination will be paid by the Adviser.

Proposal 5 — Mid Cap Intersection Trust (Acquired Fund) into Mid Cap Index Trust (Acquiring Fund)

1.	The Acquired Fund is believed by management to be unlikely to attract significant new assets due to its relatively small size (recent redemptions by the Lifestyle Trusts have significantly reduced the net assets of the Acquired Fund), and the Acquiring Fund has significantly greater assets and is believed to have stronger prospects for growth;

2.	Although the Acquired Fund is actively managed by its subadviser and the Acquiring Fund is an index fund that is passively managed and seeks to track the performance of its benchmark index, both funds are mid-cap equity funds, and their Combination will afford shareholders of the Acquired Fund reasonable continuity in investment objectives;

3.	MFC Global (U.S.A.) is the subadviser to the Acquiring Fund, and the Board is generally satisfied with its service to this fund;

4.	Although the Acquired Fund commenced operations in 2007 and thus has a limited operating history, the Acquiring Fund has outperformed the Acquired Fund for the one-year period ended April 30, 2009, and has outperformed its peer group average for the one-, three- and five-year periods (and underperformed its benchmark index) ended April 30, 2009;

5.	The Acquiring Fund has a lower advisory fee and lower overall operating expenses than the Acquired Fund;

6.	The Reorganization will not result in any dilution of shareholder or contract owner values;

7.	Although the Reorganization is expected to be a taxable reorganization, it is not expected to be a taxable event for federal income tax purposes for contract owners; and

8.	The expenses of the Reorganization as to this Combination will be paid by the Adviser.

Description of the Securities to Be Issued

JHT has an unlimited number of authorized shares of beneficial interest. These authorized shares may be divided into series and classes thereof. The Declaration of

Trust authorizes the Board, without shareholder approval, to issue shares in different series, to create new series, to name the rights and preferences of the shareholders of each of the series, to approve mergers of series (to the extent consistent with applicable laws and regulations) and to designate a class of shares of a series as a separate series.

The Acquired and Acquiring Funds are separate series or funds of JHT. The shares of JHT may be issued in four classes: Series I, Series II, Series III and NAV shares. Not all JHT Funds are currently authorized to or offer all classes of shares, and additional classes may be offered in the future. Currently, each of the Acquired and Acquiring Funds has Series I, Series II and NAV shares issued and outstanding, except that the Global Real Estate Trust has issued only Series I and NAV shares and the International Small Company Trust will first issue Series I and Series II shares in connection with the Reorganization. The Acquiring Funds will issue Series I, Series II and NAV shares, as applicable, in connection with the Reorganization. Each such share, when issued, will be fully paid and non-assessable and will have no preemptive rights. Series I, Series II and NAV shares may not be converted into shares of any other class.

The Series I, Series II and NAV shares of the funds are the same except for differences in class expenses, including different Rule 12b-1 fees for the Series I and Series II shares (see “Additional Information About the Funds — Rule 12b-1 Fees” below), and, as described below, voting rights.

All shares of each fund have equal voting rights and are voted in the aggregate, and not by class, except that shares of each class have exclusive voting rights on any matter submitted to shareholders that relates solely to the arrangement of that class and have separate voting rights when any matter is submitted to shareholders in which the interests of one class differ from the interests of any other class or when voting by class is otherwise required by law.

Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective fund and upon liquidation in the net assets of the fund remaining after satisfaction of outstanding liabilities. Fractional shares have proportionate fractional rights to full shares. For these purposes and for purposes of determining the sale and redemption prices of shares, any assets or accrued liabilities that are not clearly allocable to a particular fund will be allocated in the manner determined by the Board.

The expenses of each fund are borne by its Series I, Series II, Series III and NAV shares (as applicable) based on the net assets of the fund attributable to shares of each class. Notwithstanding the foregoing, “class expenses” are allocated to each class. “Class expenses” for each fund include the Rule 12b-1 fees (if any) paid with respect to a class and other expenses which JHIMS as investment adviser to each Fund determines are properly allocable to a particular class. JHIMS will make such allocations in such manner and using such methodology as it determines to be reasonably appropriate. JHIMS’ determination is subject to ratification or approval by the Board. The kinds of expenses that JHIMS may determine are properly allocable to a particular class include the following: (i) printing and postage expenses related to preparing and distributing to the shareholders of a specific class (or owners of contracts funded by shares of such class) materials such as shareholder reports, prospectuses and proxies; (ii) professional fees relating solely to such class; (iii) Trustees’ fees, including independent counsel fees, relating specifically to one class; and (iv) expenses associated with meetings of shareholders of a particular class.

Federal Income Tax Consequences

As a condition to the consummation of the Reorganization, JHT will have received one or more opinions of Dykema Gossett PLLC to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

(A) with respect to each of the three transactions involving, respectively, (i) the Emerging Small Company Trust (Acquired Fund) and Smaller Company Growth Trust (Acquiring Fund), (ii) the Global Real Estate Trust (Acquired Fund) and Real Estate Securities Trust (the Acquiring Fund) and (iii) the International Small Cap Trust (Acquired Fund) and International Small Company Trust (Acquiring Fund): (1) the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code with respect to the Acquired and Acquiring Funds; (2) no gain or loss will be recognized by the Acquired or the Acquiring Fund upon the transfer of all of the assets and liabilities, if any, of the Acquired Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of such Fund’s shares solely for shares of the Acquiring Fund; (4) the tax basis of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will be the same as the tax basis of the shares of the Acquired Fund held by the shareholder immediately prior to the Reorganization; (5) the holding period of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will be the same as the holding period of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; (6) the tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of those assets of the Acquired Fund immediately prior to the Reorganization; and (7) the holding period of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the holding period of those assets of the Acquired Fund immediately prior to the Reorganization; and

(B) with respect to each of the two transactions involving, respectively, (i) the Global Allocation Trust (Acquired Fund) and Lifestyle Balanced Trust (Acquiring

Fund) and (ii) the Mid Cap Intersection Trust (Acquired Fund) and Mid Cap Index Trust (Acquiring Fund): (1) the transaction does not qualify as a tax-free reorganization under Section 368 of the Code, and will be treated as a taxable transaction; (2) the Acquired Fund will recognize gain or loss on each of its assets transferred to the Acquiring Fund equal to the difference between (i) the fair market value of the Acquiring Fund’s shares received in the exchange for such assets and (ii) the adjusted basis of such assets; (3) the Acquired Fund will be entitled to a deduction for dividends paid to its shareholders in an amount sufficient to offset its regulated investment company taxable income and its capital gains and therefore will not incur any federal income tax liability for its last complete year ending on the date of the Reorganization; (4) the Acquiring Fund will not recognize gain or loss upon the receipt of the assets of the Acquired Fund; (5) the basis of each of the assets acquired by the Acquiring Fund will be the fair market value of such assets as of the Effective Time of the Reorganization; (6) the Acquiring Fund’s holding period for the assets acquired from the Acquired Fund will start as of the Effective Time of the Reorganization; (7) the shareholders of the Acquired Fund will recognize any gain or loss upon the exchange of shares of the Acquired Fund for shares of the Acquiring Fund they received pursuant to the Reorganization; (8) the basis of the shares of the Acquiring Fund received by the former shareholders of the Acquired Fund will be the fair market value of the shares of the Acquiring Fund as of the Effective Time of the Reorganization; (9) the holding period of the former shareholders of the Acquired Fund for their shares of the Acquiring Fund will start as of the Effective Time of the Reorganization; and (10) if the variable contracts and the insurance companies issuing them are properly structured under the insurance company provisions of the Code, the Reorganization will not be a taxable event for contract owners whose contract values are determined by investment in shares of the Acquired Fund.

Neither JHT nor the Acquired or Acquiring Funds has sought a tax ruling from the Internal Revenue Service (“IRS”), but each is acting in reliance upon the opinion(s) of counsel discussed in the previous paragraphs. The opinion or opinions are not binding on the IRS and do not preclude the IRS from adopting a contrary position. Contract owners should consult their own tax advisors concerning the potential tax consequences, including state and local income taxes.

Capital Loss Carry Forwards.  As of December 31, 2008, four of the five Acquired Funds had capital loss carry forwards in the approximate amounts indicated: Emerging Small Company Trust — $23,030,035; Global Allocation Trust — $23,690,746; Global Real Estate Trust — $54,281,719; and Mid Cap Intersection Trust — $52,868,337. As of the Exchange Date, these capital loss carry forwards could be greater or less, and the remaining Acquired Fund (International Small Cap Trust) could also have a capital loss carry forward.

With respect to the transactions described in (A) above which are expected to be tax-free reorganizations, the amount of an Acquired Fund’s capital loss carry forward,

if any, as of the Exchange Date may be available to its corresponding Acquiring Fund to offset its capital gains, although the amount of offsetting losses available in any given year may be limited. As a result of this limitation, an Acquiring Fund may not be able to use these losses as rapidly as the Acquired Fund might have, and part of these losses may not be useable at all. The ability of an Acquiring Fund to use the accumulated capital loss carry forward in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. After the Reorganization, the benefits of any capital loss carry forward of an Acquired Fund that are available to its corresponding Acquiring Fund will inure to the benefit of all of the shareholders of the Acquiring Fund.

With respect to the two transactions described in (B) above, which are not expected to qualify as tax-free reorganizations, the amount of the Acquired Fund’s capital loss carry forward, if any, as of the Exchange Date will not be available to its corresponding Acquiring Fund to offset its capital gains.

CAPITALIZATION

The following tables show as of April 30, 2009 and with respect to each of Proposals 1 through 5: (1) the capitalization of the Acquired Fund; (2) the capitalization of the Acquiring Fund; and (3) the pro forma combined capitalization of the Acquiring Fund as if the Reorganization had occurred as of that date, adjusted to reflect the expenses of the Reorganization. The tables do not show the actual numbers of shares of the Acquiring Funds to be issued in connection with the Reorganization which will depend upon the net asset value and number of shares outstanding of each Acquired and Acquiring Fund at the time of the Reorganization.

Proposal 1 (1)

			Net Asset
			Value	Shares
Funds		Net Assets	Per Share	Outstanding

(1) Emerging Small Company Trust
(Acquired Fund)	— Series I	$78,642,197	$14.08	5,585,072
	— Series II	$20,071,662	$13.86	1,448,169
	— NAV	$1,742,425	$14.12	123,393

Total		$100,456,284		7,156,634

(2) Smaller Company Growth Trust
(Acquiring Fund)	— Series I	N/A	N/A	N/A
	— Series II	N/A	N/A	N/A
	— NAV	$100,487,378	$11.40	8,817,818

Total		$100,487,378		8,817,818

Reduction in net assets and decrease in net asset values per share to reflect the estimated expenses of the Reorganization, and increase in outstanding shares relative to net asset value upon the Reorganization	— Series I	$(27,977)	N/A	1,316,967
	— Series II	$(7,141)	N/A	313,422
	— NAV	$(36,369)	$(0.01)	29,531

Total		$(71,487)		1,659,920

(3) Smaller Company Growth Trust
(Acquiring Fund) (pro forma assuming Combination of (1) and (2))	— Series I	$78,614,220	$11.39	6,902,039
	— Series II	$20,064,521	$11.39	1,761,591
	— NAV	$102,193,434	$11.39	8,970,742

Total		$200,872,175		17,634,372

(1)	The expenses of the Combination under Proposal 1 will be allocated between the Acquired and Acquiring Funds on a relative net asset basis.

Proposal 2 (1)

			Net Asset
			Value	Shares
Funds		Net Assets	Per Share	Outstanding

(1) Global Allocation Trust
(Acquired Fund)	— Series I	$39,291,046	$6.83	5,753,211
	— Series II	$128,665,204	$6.79	18,942,455
	— NAV	$12,699,819	$6.81	1,865,069

Total		$180,656,069		26,560,735

(2) Lifestyle Balanced Trust
(Acquiring Fund)	— Series I	$577,829,436	$8.88	65,067,241
	— Series II	$7,502,574,864	$8.85	848,177,468
	— NAV	$1,021,414,956	$8.90	114,827,769

Total		$9,101,819,256		1,028,072,478

Reduction in net assets to reflect the estimated expenses of the Reorganization and estimated portfolio transitioning costs, and decrease in outstanding shares relative to net asset value upon the Reorganization	— Series I	$(17,886)	N/A	(1,330,558)
	— Series II	$(58,570)	N/A	(4,410,632)
	— NAV	$(5,781)	N/A	(438,773)

Total		$(82,237)		(6,179,963)

(3) Lifestyle Balanced Trust
(Acquiring Fund) (Proforma assuming Combination of (1) and (2))	— Series I	$617,102,596	$8.88	69,489,894
	— Series II	$7,631,181,498	$8.85	862,709,291
	— NAV	$1,034,108,994	$8.90	116,254,065

Total		$9,282,393,088		1,048,453,250

(1)	The expenses of the Combination under Proposal 2 will be borne by the Acquired Fund.

Proposal 3 (1)(2)

			Net Asset
			Value	Shares
Funds		Net Assets	Per Share	Outstanding

(1) Global Real Estate Trust
(Acquired Fund)	— Series I	$206,360	$5.34	38,649
	— NAV	$86,149,391	$5.33	16,149,930

Total		$86,355,751		16,188,579

(2) Real Estate Securities Trust
(Acquiring Fund)	— Series I	$74,698,851	$6.37	11,722,783
	— Series II	$55,071,014	$6.38	8,628,644
	— NAV	$133,586,204	$6.34	21,077,210

Total		$263,356,069		41,428,637

Decrease in outstanding shares relative to net asset value upon the Reorganization	— Series I	N/A	N/A	(6,253)
	— Series II	N/A	N/A	N/A
	— NAV	N/A	N/A	(2,561,698)

Total				(2,567,951)

(3) Real Estate Securities Trust
(Acquiring Fund) (pro forma assuming Combination of (1) and (2))	— Series I	$74,905,211	$6.37	11,755,179
	— Series II	$55,071,014	$6.38	8,628,644
	— NAV	$219,735,595	$6.34	34,665,442

Total		$349,711,820		55,049,265

(1)	The expenses of the Combination under Proposal 3 will be borne by the Adviser.

(2)	Subsequent to December 31, 2008 and prior to April 30, 2009, JHT’s Lifestyle Trusts redeemed approximately $383 million of assets from the Acquired Fund.

Proposal 4 (1)(2)

			Net Asset
			Value	Shares
Funds		Net Assets	Per Share	Outstanding

(1) International Small Cap Trust
(Acquired Fund)	— Series I	$47,433,030	$5.92	8,008,325
	— Series II	$22,268,353	$6.00	3,712,266
	— NAV	$8,756,646	$5.89	1,486,056

Total		$78,458,029		13,206,647

(2) International Small Company Trust
(Acquiring Fund)	— NAV	$84,877,492	$6.37	13,317,350

Total		$84,877,492		13,317,350

Decrease in outstanding shares relative to net asset value upon the Reorganization	— Series I	N/A	N/A	(562,009)
	— Series II	N/A	N/A	(216,449)
	— NAV	N/A	N/A	(111,386)

Total				(889,844)

(3) International Small Company Trust
(Acquiring Fund) (pro forma assuming Combination of (1) and (2))	— Series I	$47,433,030	$6.37	7,446,316
	— Series II	$22,268,353	$6.37	3,495,817
	— NAV	$93,634,138	$6.37	14,692,020

Total		$163,335,521		25,634,153

(1)	The expenses of the Combination under Proposal 4 will be borne by the Adviser.

(2)	Subsequent to December 31, 2008 and prior to April 30, 2009, JHT’s Lifestyle Trusts redeemed approximately $133 million of assets from the Acquired Fund and $130 million of assets from the Acquiring Fund.

Proposal 5 (1)(2)

			Net Asset
			Value	Shares
Funds		Net Assets	Per Share	Outstanding

(1) Mid Cap Intersection Trust
(Acquired Fund)	— Series I	$65,846	$6.75	9,757
	— Series II	$3,227,059	$6.75	477,803
	— NAV	$7,895,388	$6.74	1,171,063

Total		$11,188,293		1,658,623

(2) Mid Cap Index Trust
(Acquiring Fund)	— Series I	$246,055,127	$10.97	22,425,169
	— Series II	$67,455,359	$10.95	6,163,098
	— NAV	$495,206,618	$10.97	45,136,031

Total		$808,717,104		73,724,298

Reduction in net assets to reflect estimated transitioning costs, and decrease in outstanding shares relative to net asset value upon the Reorganization	— Series I	$(75)	$(0.01)	(3,761)
	— Series II	$(3,672)	$(0.00)	(183,430)
	— NAV	$(8,984)	$(0.01)	(452,157)

Total		$(12,731)		(639,348)

(3) Mid Cap Index Trust
(Acquiring Fund) (pro forma assuming Combination of(1) and(2))	— Series I	$246,120,898	$10.97	22,431,165
	— Series II	$70,678,746	$10.95	6,457,471
	— NAV	$503,093,022	$10.97	45,854,937

Total		$819,892,666		74,743,573

(1)	The expenses of the Combination under Proposal 5 will be borne by the Adviser.

(2)	Subsequent to December 31, 2008 and prior to April 30, 2009, JHT’s Lifestyle Trusts redeemed approximately $60 million of assets from the Acquired Fund.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Other Permitted Investments By the Funds of Funds

Certain funds of funds, including the Lifestyle Balanced Trust, the Acquiring Fund under Proposal 2, may directly:

•	Purchase U.S. government securities and short-term paper.

•	Purchase shares of other registered open-end investment companies (and registered unit investment trusts) within the same “group of investment companies” as that term is defined in Section 12 of the 1940 Act, subject to the limits set forth under the 1940 Act and rules thereunder.

•	Purchase shares of other registered open-end investment companies (and registered unit investment trusts) where the adviser is not the same as, or affiliated with, the Adviser, including Exchange Traded Funds, subject to the limits set forth under the 1940 Act and rules thereunder.

•	Purchase securities of registered closed-end investment companies.

•	Invest in equity securities that may include common and preferred stocks of large, medium and small capitalization companies in both developed (including the U.S.) and emerging markets.

•	Invest in fixed income securities that may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgage-backed securities, asset-backed securities and collateralized debt securities. Investments in fixed income securities may include securities of issuers in both developed (including the U.S.) and emerging markets and may include fixed income securities rated below investment grade (sometimes referred to as “junk bonds”).

•	Invest up to 15% of its net assets in illiquid securities, including securities issued by limited partnerships and other pooled investment vehicles, including hedge funds.

•	Make short sales of securities (borrow and sell securities not owned by the fund), either to realize appreciation when a security that the fund does not own declines in value or as a hedge against potential declines in the value of a fund security.

•	Invest in publicly traded partnerships, including publicly traded partnerships that invest principally in commodities or commodity-linked derivatives.

•	Purchase and sell commodities and enter into swap contracts and other commodity-linked derivative instruments including those linked to physical commodities.

A fund of funds may use various investment strategies such as hedging and other related transactions. For example, a fund of funds may use derivative instruments (such as options, futures and swaps) for hedging purposes, including hedging various market risks and managing the effective maturity or duration of debt instruments held by a fund of funds. In addition, these strategies may be used to gain exposure to a particular securities market. A fund of funds also may with prior approval of the Adviser’s Complex Securities Committee, purchase and sell commodities and may enter into swap contracts and other commodity-linked derivative instruments including those linked to physical commodities. Please refer to “Hedging and Other Strategic Transactions Risks” in the SAI.

Because of uncertainties under federal tax laws as to whether income from commodity-linked derivative instruments and certain other instruments would constitute “qualifying income” to a regulated investment company, a fund of funds is not permitted to invest in such instruments unless the subadviser obtains prior written approval from the Adviser’s Complex Securities Committee. See “Additional Information Concerning Taxes” in the SAI.

Risks of Investing in Certain Types of Securities

The risks of investing in certain types of securities in which the Acquired and Acquiring Funds may invest are described below. Unless otherwise indicated below or in the fund descriptions above, the Acquired and Acquiring Funds may invest in all the types of securities described. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Recent Events

Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to, the U.S. government’s placement of Fannie Mae and Freddie Mac under conservatorship (see “Investment Policies — U.S. Government and Government Agency Obligations — U.S. Instrumentality Obligations”), the bankruptcy filing of Lehman Brothers, the sale of Merrill Lynch to Bank of America, the U.S. Government support of American International Group and Citigroup, the sale of Wachovia to Wells Fargo, reports of credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. and foreign governments banning short-selling. Both domestic and foreign equity markets have been experiencing increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions will continue. In addition to the recent unprecedented volatility in financial markets, the reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continuing market volatility may have an adverse effect on the funds.

Active Management Risk

Funds that are not index funds are actively managed by their subadvisers. The performance of a fund that is actively managed will reflect in part the ability of its portfolio manager(s) to make investment decisions that are suited to achieving a fund’s investment objective. If the subadvisers’ investment strategies do not perform as expected, the funds could underperform other mutual funds with similar investment objectives or lose money.

Convertible Securities Risk

Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value also tends to reflect the market price of common stock of the issuing company, particularly when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security, Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, convertible securities generally entail less risk than its common stock. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and typically are unrated or rated lower than such debt obligations.

Credit and Counterparty Risk

This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an OTC derivatives contract (see “Hedging, derivatives and other strategic transactions risk”) or a borrower of a fund’s securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. The funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, corporation or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Banks (“FHLBs”), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a subadviser may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Funds that invest in below investment-grade securities (also called junk bonds), which are fixed-income securities rated lower than “Baa” by Moody’s or “BBB” by Standard & Poor’s (“S&P”), or determined by a subadviser to be of comparable quality to securities so rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Below investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers’ continuing ability to meet principal and interest payments is considered speculative and they are more susceptible to real or perceived adverse economic and competitive industry conditions and may be less liquid than higher-rated securities.

In addition, a fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can only be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

Equity Securities Risk

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the funds are invested in decline or if overall market and economic conditions deteriorate. Even funds that invest in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to changes in the marketplace.

The funds may maintain substantial exposure to equities and generally do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the funds to unpredictable declines in the value of their investments, as well as periods of poor performance.

Value Investing Risk.  Certain equity securities (generally referred to as “value securities”) are purchased primarily because they are selling at prices below what a subadviser believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the subadvisers to be under-priced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the subadviser investing in such securities, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. A fund’s strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

Growth Investing Risk.  Certain equity securities (generally referred to as “growth securities”) are purchased primarily because a subadviser believes that these securities will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall.

Exchange Traded Funds (ETFs) Risk

These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

Fixed-Income Securities Risk

Fixed-income securities are generally subject to two principal types of risks: (a) interest rate risk and (b) credit quality risk.

Interest Rate Risk.  Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest rate risk.

Credit Quality Risk.  Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Funds that may invest in lower rated fixed-income securities commonly referred to as “junk” securities are riskier than funds that may invest in higher rated fixed-income securities. Additional information on the risks of investing in investment grade fixed-income securities in the lowest rating category and lower rated fixed-income securities is set forth below.

Investment Grade Fixed-Income Securities in the Lowest Rating Category Risk.  Investment grade fixed-income securities in the lowest rating category (rated “Baa” by Moody’s or “BBB” by S&P and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Lower Rated Fixed-Income Securities Risk and High Yield Securities Risk.  Lower rated fixed- income securities are defined as securities rated below investment grade (rated “Ba” and below by Moody’s and “BB” and below by S&P) (also called junk bonds). The general risks of investing in these securities are as follows:

•	Risk to Principal and Income. Investing in lower rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

•	Price Volatility. The price of lower rated fixed-income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

•	Liquidity. The market for lower rated fixed-income securities may have more limited trading than the market for investment grade fixed-income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

•	Dependence on Subadviser’s Own Credit Analysis. While a subadviser may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed-income securities is more dependent on the subadviser’s evaluation than the assessment of the credit risk of higher rated securities.

Additional Risks Regarding Lower Rated Corporate Fixed-Income Securities.  Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional Risks Regarding Lower Rated Foreign Government Fixed-Income Securities.  Lower rated foreign government fixed-income securities are subject to the risks of investing in emerging market countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Prepayment of principal.  Many types of debt securities, including floating rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign Securities Risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation or other confiscation, a fund could lose its entire investment in a foreign security. All funds that invest in foreign securities are subject to these risks. Some of the foreign risks are also applicable to the other funds because they may invest a material portion of their assets in securities of foreign issuers traded in the U.S. In addition, funds that invest a significant portion of their assets in the securities of issuers based in countries with “emerging market” economies are subject to greater levels of foreign investment risk than funds investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

Currency Risk.  Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Hedging, Derivatives and Other Strategic Transactions Risk

The ability of a fund to utilize hedging and other strategic transactions successfully will depend in part on its subadviser’s ability to predict pertinent market movements, and market risk, counterparty risk, credit risk, interest risk, and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the subadviser only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful it could result in a significant loss to a fund. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.

A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. Funds may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Funds also may use derivatives as a way to adjust efficiently the exposure of the funds to various securities, markets and currencies without the funds actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. For a description of the various derivative instruments the funds may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives also are subject to a number of risks described elsewhere in this section, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets rates, or indexes they are designed to hedge or closely track. Suitable derivative transactions may not be available in all circumstances. In addition, a subadviser may determine not to use derivatives to hedge or otherwise reduce risk exposure.

A detailed discussion of various hedging and other strategic transactions, including applicable regulations of the Commodity Futures Trading Commission and the requirement to segregate assets with respect to these transactions, appears in the SAI. To the extent a fund utilizes hedging and other strategic transactions, it will be subject to the same risks.

High Portfolio Turnover Risk

A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs, which must be borne directly by a fund, and brokerage commissions and generating greater tax liabilities for shareholders. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.

Index Management Risk

Certain factors may cause a fund that is an index fund to track its target index less closely. For example, a subadviser may select securities that are not fully representative of the index, and the fund’s transaction expenses, and the size and timing of its cash flows, may result in the fund’s performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.

Industry or Sector Investing Risk

When a fund’s investments are concentrated in a particular industry or sector of the economy, they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. This means that concentrated funds tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund which invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory and other factors affecting that industry or sector.

Banking Risk.  Commercial banks (including “money center” regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

Financial Services Industry Risk.  A fund investing principally in securities of companies in the financial services industry is particularly vulnerable to events affecting that industry. Companies in the financial services industry include commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies. These companies compete with banks and thrifts to provide traditional financial service products, in addition to their traditional services, such as brokerage and investment advice. In addition, all financial service companies face shrinking profit margins due to new competitors, the cost of new technology and the pressure to compete globally. Insurance companies are engaged in underwriting, selling, distributing or placing of property and casualty, life or health insurance. Insurance company profits are affected by many factors, including interest rate movements, the imposition of premium rate caps, competition and pressure to compete globally. Property and casualty insurance profits may also be affected by weather catastrophes and other disasters. Life and health insurance profits may be affected by mortality rates. Already extensively regulated, insurance companies’ profits may also be adversely affected by increased government regulations or tax law changes.

Health Sciences Risk.  Companies in this sector are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, the uncertainty of governmental approval of a particular product, product liability or other litigation, patent expirations and the obsolescence of popular products. The prices of the securities of health sciences companies may fluctuate widely due to government regulation and approval of their products and services, which may have a significant effect on their price and availability. In addition, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a company’s market value or share price.

Insurance Risk.  Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or “junk” bond holdings) and failures of reinsurance carriers.

Other Financial Services Companies Risk.  Many of the investment considerations discussed in connection with banks and insurance also apply to financial services companies. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

Telecommunications Risk.  Companies in the telecommunications sector are subject to the additional risks of rapid obsolescence, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, and a dependency on patent and copyright protection. The prices of the securities of companies in the telecommunications sector may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.

Technology Related Risk.  A fund investing in technology companies, including companies engaged in Internet-related activities, is subject to the risk of short product cycles and rapid obsolescence of products and services and competition from new and existing companies. The realization of any one of these risks may result in significant earnings loss and price volatility. Some technology companies also have limited operating histories and are subject to the risks of a small or unseasoned company described under “Medium and smaller company risk.”

Utilities Risk.  Issuers in the utilities sector are subject to many risks, including the following: increases in fuel and other operating costs; restrictions on operations, increased costs and delays as a result of environmental and safety regulations; coping with the impact of energy conservation and other factors reducing the demand for services; technological innovations that may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval of rate increases; the high cost of obtaining financing, particularly during periods of inflation; increased competitions resulting from deregulation, overcapacity, and pricing pressures; and the negative impact of regulation. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions.

Initial Public Offerings (IPOs) Risk

Certain funds may invest a portion of their assets in shares of IPOs. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance likely will decrease as the fund’s asset size increases, which could reduce the fund’s returns. IPOs may not be consistently available to a fund for investing, particularly as the fund’s asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund and may lead to increased expenses for a fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Investment Company Securities Risk

A fund may invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.

Issuer Risk

An issuer of a security purchased by a fund may perform poorly, and, therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Large Company Risk

Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Liquidity Risk

A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund’s ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds which invest in emerging markets and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

Loan Participations Risk

A fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by a fund to receive scheduled interest or principal payments on a loan or a loan participation, because of a default, bankruptcy or any other reason, would adversely affect the income of the fund and would likely reduce the value of its assets. Even with secured loans, there is no assurance that the collateral securing the loan will be sufficient to protect a fund against losses in value or a decline in income in the event of a borrower’s non-payment of principal or interest, and in the event of a bankruptcy of a borrower, the fund could experience delays or limitations in its ability to realize the benefits of any collateral securing the loan. Furthermore, the value of any such collateral may decline and may be difficult to liquidate. Because a significant percent of loans and loan participations are not generally rated by independent credit rating agencies, a decision by a fund to invest in a particular loan or loan participation could depend exclusively on the subadviser’s credit analysis of the borrower, and in the case of a loan participation, the intermediary. A fund may have limited rights to enforce the terms of an underlying loan.

Medium and Smaller Company Risk

Market risk and liquidity risk may be pronounced for securities of companies with medium sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more sharply than the more widely-held securities. Medium and smaller companies may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller market capitalizations, each of which primarily makes investments in companies with smaller or medium sized market capitalizations.

Mortgage-Backed and Asset-Backed Securities Risk

Mortgage-Backed Securities.  Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a fund and not the purchase of shares of the fund.

Mortgage-backed securities are issued by lenders such as mortgage banks, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a “pass-through” of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates raise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed-income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if the fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments are likely to decline. Monthly interest payments received by a fund have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to their prepayment feature.

Collateralized Mortgage Obligations.  A fund may invest in mortgage-backed securities called collateralized mortgage obligations (“CMOs”). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a “tranche,” may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate. Each class of CMOs also has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis.

The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages to the various classes of a series of CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. In creating such tranches, other tranches may be subordinated to the interests of these tranches and receive payments only after the obligations of the more senior tranches have been satisfied. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity of these transactions to changes in prepayment rates on the underlying mortgages, the market prices of and yields on these tranches tend to be highly volatile. The market prices of and yields on tranches with longer terms to maturity also tend to be more volatile than tranches with shorter terms to maturity due to these same factors. To the extent the mortgages underlying a series of a CMO are so-called “subprime mortgages” (mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher, which increases the risk that one or more tranches of a CMO will not receive its predicted cash flows.

Asset-Backed Securities.  Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Non-Diversified Risk

Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. Certain funds are not “diversified” within the meaning of the 1940 Act. This means they are allowed to invest in the securities of a relatively small number of issuers resulting in a greater susceptibility to associated risks. As a result, credit, market and other risks associated with a fund’s investment strategies or techniques may be more pronounced for these funds than for funds that are “diversified.”

Real Estate Securities Risk

Investing in securities of companies in the real estate industry subjects a fund to the risks associated with the direct ownership of real estate. These risks include:

•	Declines in the value of real estate;

•	Risks related to general and local economic conditions;

•	Possible lack of availability of mortgage funds;

•	Overbuilding;

•	Extended vacancies of properties;

•	Increased competition;

•	Increases in property taxes operating expenses;

•	Losses due to costs resulting from the clean-up of environmental problems;

•	Liability to third parties for damages resulting from environmental problems;

•	Casualty or condemnation losses;

•	Limitations on rents;

•	Changes in neighborhood values and the appeal of properties to tenants;

•	Changes in interest rates; and

•	Changes in zoning laws.

Investments in mortgage-backed securities composed of subprime mortgages may be subject to a higher degree of credit risk, valuation risk and liquidity risk. Therefore, for a fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of the fund’s shares may change at different rates compared to the value of shares of a fund with investments in a mix of different industries.

Securities of companies in the real estate industry include equity real estate investment trusts (“REITs”) and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass-through of income under the

Internal Revenue Code of 1986, as amended (the “Code”), or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See “Medium and smaller company risk” for a discussion of the risks associated with investments in these companies. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements, than securities of larger issuers.

Securities Lending Risk

A fund’s loans of portfolio securities may not exceed 33 1/3% of the value of the fund’s total assets, measured at the time of the most recent loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower.

Short Sales Risk

Certain funds may make short sales of securities.  This means a fund may sell a security that it does not own in anticipation of a decline in the market value of the security. This transaction is commonly known as a “naked” short sale. A fund generally borrows the security to deliver to the buyer in a short sale. The fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security. A fund may also make short sales “against the box.” In a short sale against the box, at the time of sale, the fund owns or has the right to acquire the identical security, or one equivalent in kind or amount, at no additional cost.

Until a fund closes its short position or replaces a borrowed security, a fund will (i) segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the lender as collateral will equal the current market value of the security sold short or (ii) otherwise cover its short position.

Underlying Funds Risk

A fund that serves as an Underlying Fund for a fund that operate as funds of funds is subject to certain risks. Large redemptions from or investments in an Underlying Fund by a fund of funds in connection with the periodic rebalancing or reallocation of the fund of funds’ assets may adversely affect an Underlying Fund. The Underlying

Fund could be required to sell securities or to invest cash at times when it would not otherwise desire to do so, and rebalancings may increase brokerage and other transaction costs. A large redemption by a fund of funds owning a substantial portion of an Underlying Fund could cause the Underlying Fund’s expenses to increase and could result in its portfolio becoming too small to be economically viable.

Additional Information About the Funds’ Principal Investment Policies

Subject to certain restrictions and except as noted below or in the fund descriptions above, the Acquired and Acquiring Funds may use the following investment strategies and purchase the following types of securities.

Foreign Repurchase Agreements

A fund may enter into foreign repurchase agreements. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.

Illiquid Securities

A fund is precluded from investing in excess of 15% of its net assets in securities that are not readily marketable. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a fund may be forced to sell them at a discount from the last offer price.

Indexed/Structured Securities

Funds may invest in indexed/structured securities. These securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments. A fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Lending of Fund Securities

A fund may lend its securities so long as such loans do not represent more than 33 1/3% of the fund’s total assets. As collateral for the loaned securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the loaned securities. The collateral may consist of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

Loan Participations

The funds may invest in fixed-and floating-rate loans, which investments generally will be in the form of loan participations and assignments of such loans. Participations and assignments involve special types of risks, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. If a fund purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower.

Mortgage Dollar Rolls

The funds may enter into mortgage dollar rolls. Under a mortgage dollar roll, a fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

At the time a fund enters into a mortgage dollar roll, it will maintain on its records liquid assets such as cash or U.S. government securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings.

The funds may only enter into covered rolls. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the funds may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a fund’s NAV per share, the funds will cover the transaction as described above.

Repurchase Agreements

The funds may enter into repurchase agreements. Repurchase agreements involve the acquisition by a fund of debt securities subject to an agreement to resell them at an agreed-upon price. The arrangement is in economic effect a loan collateralized by securities. The fund’s risk in a repurchase transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible delays and expense in liquidating the instrument. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchased obligation, including the interest accrued thereon. Repurchases agreements maturing in more than seven days are deemed to be illiquid.

Reverse Repurchase Agreements

The funds may enter into “reverse” repurchase agreements. Under a reverse repurchase agreement, a fund may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price. The funds will maintain on their records liquid assets such as cash, Treasury bills or other U.S. government securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. While a reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a fund’s NAV per share, the funds will cover the transaction as described above.

U.S. Government Securities

The funds may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality, which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by the Government National Mortgage Association. Securities that are only supported by the credit of the issuing agency or instrumentality include Fannie Mae, FHLBs and Freddie Mac. See “Credit and counterparty risk” for additional information on Fannie Mae and Freddie Mac securities.

Warrants

The funds may, subject to certain restrictions, purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to their expiration dates.

When-Issued/Delayed-Delivery/Forward Commitment Securities

A fund may purchase or sell debt or equity securities on a “when-issued,” delayed-delivery or “forward commitment” basis. These terms mean that the fund will purchase or sell securities at a future date beyond customary settlement (typically trade date plus 30 days or longer) at a stated price and/or yield. At the time delivery is made, the value of when-issued, delayed-delivery or forward commitment securities may be more or less than the transaction price, and the yields then available in the market may be higher or lower than those obtained in the transaction.

These investment strategies and securities are described further in the SAI.

Subadvisers and Portfolio Managers

Set forth below, alphabetically by subadviser, is information about the subadvisers and the portfolio managers for the Acquired and Acquiring Funds, including a brief summary of the portfolio managers’ business careers over the past five years. The SAI includes additional details about the funds’ portfolio managers, including information about their compensation, accounts they manage other than the funds and their ownership of fund securities.

Pursuant to an order received from the SEC, the Adviser is permitted to appoint a new subadviser for a fund or change the terms of a subadvisory agreement without obtaining shareholder approval. As a result, a fund is able from time to time to change fund subadvisers or the fees paid to subadvisers without the expense and delays associated with holding a shareholders’ meeting. The SEC order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or a fund (other than by reason of serving as a subadviser) or change the subadvisory fee of an affiliated subadviser without shareholder approval.

Dimensional Fund Advisors LP (“Dimensional”)

Dimensional was organized in May 1981 as “Dimensional Fund Advisors, Inc.,” a Delaware corporation, and in November 2006 it converted its legal name and organizational form to “Dimensional Fund Advisors LP,” a Delaware limited partnership. Dimensional is located at 6300 Bee Cave Road, Building One, Austin, TX, 78746 and, since its organization, has provided investment management services primarily to institutional investors and mutual funds.

Dimensional uses a team approach. Dimensional’s portfolio managers and portfolio traders implement the policies and procedures established by its Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding fund management including running buy and sell programs based on the parameters established by the Investment Committee. Karen E. Umland coordinates the efforts of all portfolio managers with respect to international equity portfolios.

Fund	Portfolio Manager

International Small Company Trust	Karen E. Umland

•	Karen E. Umland. Senior Portfolio Manager and Vice President of Dimensional and a member of Dimensional’s Investment Committee. She joined Dimensional in 1993 and has been responsible as portfolio manager for management of the international equity funds at Dimensional since 1998. Ms. Umland has managed International Small Company Trust since April 2006.

Deutsche Investment Management Americas Inc. (“DIMA”) RREEF America L.L.C. (“RREEF”)

DIMA, located at 345 Park Avenue, New York, NY 10154, is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. DIMA provides a full range of investment advisory services to retail and institutional clients.

RREEF, located at 875 N. Michigan Ave, 41st Floor, Chicago, IL 60611, is an indirect wholly-owned subsidiary of Deutsche Bank AG. RREEF has provided real estate investment management services to institutional investors since 1975.

Fund	Portfolio Managers

Global Real Estate Trust	John F. Robertson
Daniel Elkins
John Hammond
William Leung
John W. Vojticek
Real Estate Securities Trust	Jerry W. Ehlinger
John F. Robertson
John W. Vojticek
Asad Kazim

•	Jerry W. Ehlinger, CFA. Managing Director and Portfolio Manager at RREEF where he oversees investments in the company’s public securities business. Before joining RREEF in 2004, Mr. Ehlinger was employed at Heitman Real Estate Investment Management for four years as a Senior Vice President and Portfolio Manager where he oversaw REIT assets of more than $2 billion. Mr. Ehlinger has managed Real Estate Securities Trust since inception.

•	Daniel Ekins. Managing Director, Portfolio Manager, Head of Asia Pacific Real Estate Securities. Mr. Ekins is the lead portfolio manager for Australian real estate securities portfolios based in Singapore and has investment oversight for RREEF’s broader Asia Pacific real estate securities investment activities. Mr. Ekins has over 22 years experience in the analysis and management of property investments. Mr. Ekins has managed Global Real Estate Trust since inception.

•	John Hammond. Managing Director, Portfolio Manager, Head of European Real Estate Securities. Mr. Hammond, Head of European Real Estate Securities, is based in London within RREEF (Deutsche Asset Management). Mr. Hammond joined RREEF in May 2004. He is co-chairman of the EPRA European Index Committee. He started his career with Hillier Parker (now CBRE) as a research analyst forecasting real estate market performance and providing investment strategy information. Mr. Hammond has managed Global Real Estate Trust since inception.

•	Asad Kazim. Director, Portfolio Manager, Real Estate Securities. He joined RREEF in March of 2002 as a Securities Analyst in the Securities Group. Prior to joining RREEF, Mr. Kazim spent approximately two years as a Financial Analyst at Clarion CRA Securities in Radnor, Pennsylvania. Mr. Kazim has managed Real Estate Securities Trust since inception.

•	William Leung. Director, Portfolio Manager, Real Estate Securities. Mr. Leung is responsible for real estate securities research across the Asian region. He joined Deutsche Asset Management in December 2000 after three years with Merrill Lynch and one year at UBS Warburg primarily focusing on equity research in Hong Kong and China. Mr. Leung has managed Global Real Estate Trust since inception.

•	John F. Robertson, CFA. Chief Executive Officer of the global real estate securities business and is a member of the RREEF Alternative Investments Executive Committee. He also has broad oversight over all sectors of the real estate securities market and leads RREEF’s global real estate securities portfolio management activities as chair of its Global Property Asset Allocation Committee. He joined RREEF in June 1997 after six years of industry experience. Mr. Robertson has managed Global Real Estate Trust and Real Estate Securities Trust since inception.

•	John W. Vojticek. Head of the Americas Portfolio Management team having oversight of all sectors of the Americas real estate securities market. Mr. Vojticek joined RREEF in June 1996 after 8 years of experience in the real estate securities area as a trader, analyst and portfolio manager. Mr. Vojticek has managed Global Real Estate Trust and Real Estate Securities Trust since inception.

In addition, DIMA provides consulting services to MFC Global (U.S.A.) in its management of the Lifestyle Trusts, including the Lifecycle Balanced Trust.

Franklin Templeton Investments Corp. (“Franklin Templeton”)

Franklin Templeton is located at 200 King Street West, Suite 1500, Toronto, Ontario, Canada M5H-3T4. It is a wholly owned subsidiary of Franklin Resources, Inc.

Fund	Portfolio Manager

International Small Cap Trust	Bradley A. Radin

•	Bradley A. Radin, CFA. Executive Vice President; joined Templeton in 1995. Mr. Radin has managed the fund since April 2008.

Frontier Capital Management Company (“Frontier”)

Frontier is a Massachusetts limited liability company having offices at 99 Summer Street, Boston, MA 02210. Frontier is an investment management firm which provides investment services to institutional clients. Affiliated Managers Group, Inc. (“AMG”), a Boston-based asset management holding company, holds a majority interest in Frontier. Shares of AMG are listed on the NYSE (Symbol: AMG).

A team of investment research analysts at Frontier selects investments for the fund. The portfolio managers listed below oversee this team and provide day-to-day management of the fund.

Fund	Portfolio Managers

Smaller Company Growth Trust	Michael A. Cavaretta
Christopher J. Scarpa

•	Michael A. Cavarretta (since 2008). Portfolio Manager; President of Frontier; employed in the investment area of Frontier since 1998.

•	Christopher J. Scarpa (since 2008). Portfolio Manager; Vice President of Frontier; employed in the investment area of Frontier since 2001.

MFC Global Investment Management (U.S.A.) Limited (“MFC Global (U.S.A.)”)

MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the funds of JHT for which it is the subadviser as well as other portfolios advised by the Adviser. MFC Global (U.S.A.) is an indirect, wholly-owned subsidiary of MFC based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, including Elliott & Page Limited and Manulife Asset Management (Hong Kong) Limited (“MAMHK”), collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

Fund	Portfolio Managers

Lifestyle Balanced Trust	Steve Orlich
Scott Warlow
Mid Cap Index Trust	Carson Jen
Narayan Ramani
Smaller Company Growth Trust	Carson Jen
Navaran Ramani

Carson Jen.  (Co-portfolio manager since inception) Vice President and Senior Portfolio Manager, Index Funds, at MFC Global Investment Management; joined MFC Global (U.S.A.) in 1997.

Narayan Ramani.  (Co-portfolio manager since inception) Assistant Vice President and Senior Portfolio Manager, Index Funds at MFC Global Investment Management; joined MFC Global (U.S.A.) in 1998.

Steve Orlich (since May 2006).  Vice President and Senior Portfolio Manager, Asset Allocation at MFC Global Investment Management. He joined MFC Global in 1998. He is an associate of the Society of Actuaries and has a M.A. in Theoretical Mathematics. Mr. Orlich has managed the Lifecycle Portfolios since their inception.

Scott Warlow.  (Co-portfolio manager since inception) Assistant Vice President and Portfolio Manager, Asset Allocation Portfolios; joined MFC in 2002. He is responsible for strategic asset allocations, style analysis of fund managers, and developing methods and models for tactical asset allocation.

Perimeter Capital Management LLC

Perimeter Capital Management is a Delaware corporation formed in 2006 and located at Five Concourse Parkway, Suite 2725, Atlanta, GA 30328. Perimeter is a majority employee-owned, registered investment adviser, which provides investment services to institutional clients and mutual funds.

Fund	Portfolio Managers

Smaller Company Growth Trust	Mark D. Garfinkel, CFA
James N. Behr

•	Mark D. Garfinkel, CFA. (portfolio manager since 2008). Mr. Garfinkel is the lead portfolio manager and is a founding partner of Perimeter. Prior to the formation of Perimeter in June 2006, Mr. Garfinkel spent eight years managing Trusco Capital Management’s small cap growth discipline.

•	James N. Behre. (portfolio manager since 2008). Mr. Behre is a founding partner of Perimeter and a member of the management team. Prior to the formation of Perimeter in June 2006. Mr. Behre worked with Mr. Garfinkel at Trusco Capital Management as the lead analyst of the firm’s small-cap growth investment process.

RCM Capital Management LLC (“RCM”)

RCM is located at Four Embarcadero Center, San Francisco, CA 94111. Established in 1998, and the successor to the business of its prior holding company, Dresdner RCM Global Investors US Holdings LLC, RCM provides advisory services to mutual funds and institutional accounts. RCM was originally formed as Rosenberg Capital Management in 1970. RCM was formerly known as Dresdner RCM Global Investors LLC. RCM is wholly owned by RCM US Holdings LLC (“US Holdings”). US Holdings is a Delaware limited liability company that is wholly owned by Allianz Global Investors AG (“AGI”). AGI, in turn, is owned by Allianz SE.

Fund	Portfolio Manager

Emerging Small Company Trust	Louise M. Laufersweiler

•	Louise M. Laufersweiler, CFA (portfolio manager since May 2006). Director, Deputy Chief Investment Officer and Senior Portfolio Manager of RCM. She has senior portfolio management responsibilities for both mid-cap and small-cap equity strategies and is Chief Investment Officer for RCM Mid-Cap and Deputy Chief Investment Officer for RCM U.S. Small Cap. Ms. Laufersweiler has managed the fund since April 28, 2006. Ms. Laufersweiler joined RCM in 1982.

UBS Global Asset Management (Americas) Inc. (“UBS”)

UBS, One North Wacker Drive, Chicago, IL 60606, is an indirect wholly owned asset management subsidiary of UBS AG and a member of the UBS Global Asset Management Division. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

Fund	Portfolio Manager

Global Allocation Trust	Curt Custard

•	Curt Custard. Mr. Custard is the lead portfolio manager for the Global Allocation Trust. Mr. Custard has access to certain members of the fixed-income and equities investment management teams, each of whom is allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the funds invest. Mr. Custard, as senior portfolio manager for the funds, has responsibility for allocating each portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team, reviewing the overall composition of each portfolio to ensure its compliance with its stated investment objectives and strategies.

Wellington Management Company, LLP (“Wellington Management”)

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, MA 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of February 28, 2009 Wellington Management had investment management authority with respect to approximately $378 billion in assets (excluding agency MBS pass-through accounts managed for the Federal Reserve).

Fund	Portfolio Manager

Mid Cap Intersection Trust	Mammen Chally, CFA

•	Mammen Chally, CFA. Vice President and Equity Portfolio Manager; joined Wellington Management in 1994 and has been an investment professional since 1996. Has served as Portfolio Manager of the fund since May 2008.

Rule 12b-1 Fees

JHT has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the Series I and Series II shares of each of the funds. NAV shares are not subject to Rule 12b-1 fees.

At present, Series I shares of the Acquired and Acquiring Funds are subject to a Rule 12b-1 fee of up to 0.05% of Series I share average daily net assets.

Series II shares of the Acquired and Acquiring Funds are subject to a Rule 12b-1 fee of up to 0.25% of Series II share average daily net assets.

Rule 12b-1 fees will be paid to the JHT’s Distributor, John Hancock Distributors, LLC, or any successor thereto (the “Distributor”). To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:

(i) for any expenses relating to the distribution of the shares of the class,

(ii) for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and

(iii) for the payment of “service fees” that come within Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority.

Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a fund to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the fund serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding sentence; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with JHT’s investment adviser and Distributor. However, payments may be made to nonaffiliated insurance companies in the future.

Rule 12b-1 fees are paid out of a fund’s assets on an ongoing basis. Therefore, these fees will increase the cost of an investment in a fund and may, over time, be greater than other types of sales charges.

Dividends and Distributions

The dividends and distributions procedures with respect to the Acquired and Acquiring Funds are the same. JHT intends to declare as dividends substantially all of the net investment income, if any, of each fund. Dividends from the net investment income and the net capital gain, if any, for each fund will be declared not less frequently than annually and reinvested in additional full and fractional shares of that fund or paid in cash.

Purchase and Redemption of Shares

Shares of each fund are offered continuously, without sales charge, at a price equal to their net asset value (NAV). The distributor of the shares is John Hancock Distributors LLC. Shares of each fund are sold and redeemed at their NAV next computed after a purchase payment or redemption request is received by the shareholder from the contract owner or after any other purchase or redemption order is received by JHT. Depending upon the NAV at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, JHT may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

•	trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than weekends and holidays;

•	an emergency exists, as determined by the SEC, as a result of which disposal by JHT of securities owned by it is not reasonably practicable or it is not reasonably practicable for JHT fairly to determine the value of its net assets; or

•	the SEC by order so permits for the protection of security holders of JHT.

Calculation of NAV.  The NAV of the shares of each fund is determined once daily as of the close of day-time trading of the NYSE, Monday through Friday, except that no determination is required on:

(i) days on which changes in the value of such fund’s portfolio securities will not materially affect the current NAV of the shares of the fund,

(ii) days during which no shares of such fund are tendered for redemption and no order to purchase or sell such shares is received by JHT, or

(iii) the following business holidays or the days on which such holidays are observed by the NYSE: New Year’s Day, Martin Luther King, Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The NAVs per share of all funds are computed by:

(i) adding the sum of the value of the securities held by each fund plus any cash or other assets it holds,

(ii) subtracting all its liabilities, and

(iii) dividing the result by the total number of shares outstanding of that fund at such time.

Valuation of Securities  Securities held by a fund (except shares of other open-end investment companies held by a fund of funds, and debt instruments with remaining maturities of 60 days or less) are valued at their market value if market quotations are readily available. Otherwise, fund portfolio securities are valued at fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to fair value securities to JHT’s Pricing Committee, and actual calculation of fair value may be made by persons acting pursuant to the direction of the Trustees. Shares of other open-end investment companies held by a fund are valued at NAV. Securities held by the Money Market Trusts and debt instruments with remaining maturities of 60 days or less are valued at amortized cost.

Generally, trading (i) in non-U.S. securities; (ii) U.S. government securities; and (iii) money market instruments is substantially completed each day at various times prior to the close of trading of the NYSE. The values of such securities used in computing a fund’s NAV are generally determined as of such times. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Trustees or their designee believe accurately reflects its fair value.

In deciding whether to make a fair value adjustment to the price of a security, the Trustees or their designee may review a variety of factors, including:

in the case of foreign securities:

•	developments in foreign markets,

•	the performance of U.S. securities markets,

•	the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities, and

•	the fact that JHT is calculating its NAV for its portfolios when a particular foreign market is closed.

In view of these factors, it is likely that funds investing significant amount of assets in securities in foreign markets will be fair valued more frequently than funds investing significant amount of assets in frequently traded, U.S. exchange listed securities of large capitalization U.S. issuers.

in the case of fixed income securities:

•	actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets. in the case of all securities:

•	political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded,

•	announcements concerning matters such as trading suspensions, acquisitions, recapitalizations, or litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry, and

•	events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the value of the fund’s portfolio securities as of the close of the NYSE (as opposed to a value that is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a fund’s assets that is invested in other open-end investment companies, that portion of the fund’s NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that other investment company.

If a fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the NAV of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

Disruptive Short Term Trading

None of the funds is designed for short-term trading (frequent purchases and redemption of shares) or market timing activities, which may increase portfolio transaction costs, disrupt management of a fund (affecting a subadviser’s ability to effectively manage a fund in accordance with its investment objective and policies) and dilute the interest in a fund held for long-term investment (“Disruptive Short-Term Trading”).

The Board has adopted procedures to deter Disruptive Short-Term Trading, and JHT seeks to deter and prevent such trading through several methods:

First, to the extent that there is a delay between a change in the value of a fund’s holdings, and the time when that change is reflected in the NAV of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. JHT seeks to deter and prevent this activity, sometimes referred to as “market timing” or “stale price arbitrage,” by the appropriate use of “fair value” pricing of the funds’ portfolio securities. See “Purchases and Redemption of Shares” above for further information on fair value pricing.

Second, management of JHT will monitor purchases and redemptions of JHT shares either directly or through procedures adopted by the affiliated insurance companies that use JHT as their underlying investment vehicle. If management of JHT becomes aware of short-term trading that it believes, in its sole discretion, is having or may potentially have the effect of materially increasing portfolio transaction costs, significantly disrupting portfolio management or significantly diluting the interest in a fund held for long-term investment, i.e., Disruptive Short-Term Trading, JHT may impose restrictions on such trading as described below.

Pursuant to Rule 22c-2 under the 1940 Act, JHT and each insurance company that uses JHT as an underlying investment vehicle have entered into information sharing agreements under which the insurance companies are obligated to: (i) adopt, and enforce during the term of the agreement, a short-term trading policy the terms of which are acceptable to JHT; (ii) furnish JHT, upon its request, with information regarding contract holder trading activities in shares of JHT; and (iii) enforce its short-term trading policy with respect to contract holders identified by JHT as having engaged in Disruptive Short-Term Trading. Further, when requested information regarding contract holder trading activities is in the possession of a financial intermediary rather than the insurance company, the agreement obligates the insurance company to undertake to obtain such information from the financial intermediary or, if directed by JHT, to cease to accept trading instructions from the financial intermediary for the contract holder.

Investors in JHT should note that insurance companies have legal and technological limitations on their ability to impose restrictions on Disruptive Short-Term Trading that the ability to restrict Disruptive Short-Term Trading and the restrictions on Trading may vary among insurance companies and by insurance product. Investors should also note that insurance company separate accounts and omnibus or other nominee accounts, in which purchases and sales of fund shares by multiple investors are aggregated for presentation to a fund on a net basis, inherently make it more difficult for JHT to identify short-term transactions in a fund and the investor who is effecting the transaction. Therefore, no assurance can be given that JHT will be able to impose uniform restrictions on all insurance companies and all insurance products or that it will be able to successfully impose restrictions on all Disruptive Short-Term Trading. If JHT is unsuccessful in restricting Disruptive Short-Term Trading, the affected funds may incur higher brokerage costs, may maintain higher cash levels (limiting their ability to achieve their investment objective and affecting the subadviser’s ability to effectively manage them) and may be exposed to dilution with respect to interests held for long-term investment.

Market timers may target funds with the following types of investments:

1. funds with significant investments in foreign securities traded on markets that close before the fund determines its NAV;

2. funds with significant investments in high yield securities that are infrequently traded; and

3. funds with significant investments in small cap securities.

Market timers may also target funds with other types of investments for frequent trading of shares.

Tax Matters

The following is a summary of some important tax issues that affect JHT and the funds. The summary is based on current tax laws which may be changed by legislative,

judicial or administrative action (possibly with retroactive effect). You should not consider this to be a detailed description of the tax treatment of JHT or the funds. More information about taxes is located in the SAI under the heading — “Additional Information Concerning Taxes”. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes and their impact on your personal tax liability.

Qualification as a Regulated Investment Company; Diversification Requirements Applicable to Insurance Company Separate Accounts  JHT intends to take the steps necessary to qualify each fund as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and believes that each fund will so qualify. As a result of qualifying as a regulated investment company, each fund will not be subject to U.S. Federal income tax on its net investment income and net capital gain that it distributes to its shareholders in each taxable year provided that it distributes to its shareholders at least 90% of its net investment income and 90% of its net tax exempt interest income for such taxable year. Net investment income is defined as investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid and excluding net capital gains. Net capital gain is defined as the excess of its net realized long-term capital gain over its net realized short-term capital loss. Each fund is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and capital gain net income. To the extent possible, each fund intends to make sufficient distributions to avoid the application of both corporate income and excise taxes.

Because JHT complies with the ownership restrictions of Treas. Reg. Section 1.817-5(f), Rev. Rul. 81-225, Rev. Rul. 2003-91, and Rev. Rul. 2003-92 (no direct ownership by the public), JHT expects each insurance company separate account to be treated as owning (as a separate investment) its proportionate share of each asset of any fund in which it invests, provided that the fund qualifies as a regulated investment company. Therefore, each fund intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a fund may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

If a fund failed to qualify as a regulated investment company, owners of contracts based on the portfolio:

•	would be treated as owning shares of the fund (rather than their proportionate share of the assets of such portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and

•	the fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification.

In addition, if a fund failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the subadvisers and it is intended that each fund will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a fund, since to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the subadvisers might otherwise believe to be desirable.

Tax-Qualified and Non-Qualified Contracts  Certain of MFC’s life insurance subsidiaries (the “Insurance Companies”) are taxed as life insurance companies. Under current tax law rules, they include the investment income (exclusive of capital gains) of the separate accounts in their taxable income and take deductions for investment income credited to their “policyholder reserves.” They are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. The Insurance Companies do not currently charge the separate accounts for any resulting income tax costs, other than a “DAC tax charge” they impose against certain life insurance separate accounts to compensate them for the finance costs attributable to the acceleration of their income tax liabilities by reason of a “DAC tax adjustment.” They also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the funds. These benefits can be material. They do not pass these benefits through to the separate accounts, principally because: (i) the deductions and credits are allowed to the Insurance Companies and not the contract holders under applicable tax law; and (ii) the deductions and credits do not represent investment return on the separate account assets that is passed through to contract holders.

The Insurance Companies’ contracts permit the Insurance Companies to deduct a charge for any taxes they incur that are attributable to the operation or existence of the contracts or the separate accounts. Currently, the Insurance Companies do not anticipate making any specific charge for such taxes other than the DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, the Insurance Companies reserve the right to make a charge in the future.

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in JHT, including the application of state and local taxes.

Foreign Investments  When investing in foreign securities or currencies, a fund may incur withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. The investment yield of any fund that invests in foreign securities or currencies will be reduced by these foreign taxes. The foreign tax credit, if any, allowable with respect to such foreign taxes will not benefit owners of variable annuity or variable life insurance contracts who allocate investments to a fund of JHT.

Tax Implications for Insurance Contracts With Investments Allocated to JHT  For information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a fund of JHT, please refer to the prospectus for the contract.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. The Code and Regulations are subject to change, possibly with retroactive effect. See “Additional Information Concerning Taxes” in the SAI for additional information on taxes.

Policy Regarding Disclosure of Fund Portfolio Holdings

The SAI contains a description of JHT’s policies and procedures regarding disclosure of JHT portfolio holdings. (See “Procedures Regarding Disclosure of Trust Portfolio Holdings”)

Each of JHT’s funds of funds, including the Lifestyle Balanced Trust, invests in shares of other funds. The holdings of each fund of funds in other funds will be posted to the website listed below within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of a fund of funds. In addition, the ten largest holdings of each fund will be posted to the website listed below 30 days after each calendar quarter end. The information described above will remain on the website until the date JHT files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. JHT’s Form N-CSR and Form N-Q will contain each fund’s entire portfolio holdings as of the applicable calendar quarter end.

www.johnhancockannuities.com/Marketing/Portfolio/PortfolioIndexPage.aspx

Broker Compensation and Revenue Sharing Arrangements

Insurance companies and their SEC registered separate accounts may use JHT as an underlying investment medium for their variable annuity contracts and variable life insurance policies (“Variable Products”). Distributors of such variable products pay compensation to authorized broker-dealers for the sale of the contracts and policies.

These distributors may also pay additional compensation to, and enter into revenue sharing arrangements with, certain authorized broker-dealers. For a description of these compensation and revenue sharing arrangements, see the prospectuses and statements of additional information of the Variable Products. The compensation paid to broker-dealers and the revenue sharing arrangements may be derived, in whole or in part, through 12b-1 distribution fees or through the Adviser’s profit on the advisory fee.

John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (the “John Hancock Insurance Companies”) and certain of their separate accounts that are exempt from SEC registration may use Series I shares of JHT as an underlying investment medium for exempt group annuity contracts (“Group Contracts”) issued to certain qualified retirement plans (the “Plans”). John Hancock Insurance Companies and their affiliates pay compensation to broker-dealers and insurance agents for the sale of the Group Contracts and also pay compensation to third party administrators (“TPAs”) for the services they provide in connection with the administration of the Plans. To the extent the Insurance Companies and their affiliates pay additional compensation to, and enter into revenue sharing arrangements with, certain broker-dealers, agents or TPAs, JHT understands that the John Hancock Insurance Companies disclose such compensation and arrangements to the Plans. JHT also understands that, in the case of Group Contracts issued by John Hancock Insurance Companies, any such compensation or amounts paid under revenue sharing arrangements may be derived, in whole or in part, through 12b-1 distribution fees or through the Adviser’s profit on the advisory fee.

SHAREHOLDERS AND VOTING INFORMATION

Shareholders of JHT

JHT does not sell its shares directly to the public but generally only to insurance companies and their separate accounts as the underlying investment media for variable contracts issued by such companies, to certain entities affiliated with the insurance companies and to the following funds of JHT that operate as funds of funds and invest in other JHT funds: the Lifestyle Trusts, Lifecycle Trusts, Absolute Return Trust, American Diversified Growth & Income Trust, American Fundamental Holdings Trust, American Global Diversification Trust, Franklin Templeton Founding Allocation Trust, Core Allocation Trust, Core Balanced Trust, Core Disciplined

Diversification Trust, Core Fundamental Holdings Trust, Core Global Diversification Trust and Core Strategy Trust (collectively, the “Funds of Funds”). Only shares of a particular fund are entitled to vote on matters that affect only the interests of that fund.

As of the Record Date, shares of JHT were legally owned by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA.)”), John Hancock Life Insurance Company of New York (“John Hancock NY”), John Hancock Life Insurance Company (“JHLICO”), John Hancock Variable Life Insurance Company (“JHVLICO”) (collectively, the “Insurance Companies”) and the Funds of Funds.

The Insurance Companies hold shares principally in their separate accounts. They may also hold shares directly. An Insurance Company may legally own in the aggregate more than 25% of the shares of a fund. For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding shares of a fund is presumed to “control” the fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. An Insurance Company has no power to exercise any discretion in voting or disposing of any of the shares that it legally owns, except that it may have the power to dispose of shares that it holds directly. Consequently, an Insurance Company would be presumed to control a fund only if it holds directly for its own account, and has the power to dispose of, more than 25% of the shares of the fund. The Funds of Funds, individually or collectively, may hold more than 25% of the shares of an Underlying Fund. As currently operated, the Funds of Funds have no power to exercise any discretion in voting these shares, and the power to dispose of the shares resides not with the Funds of Funds or with JHT but rather with the subadviser to each Fund of Funds as a result of its advisory arrangements. Under these circumstances, JHT does not view a Fund of Funds as being the beneficial owner of shares of Underlying Funds for purposes of the 1940 Act presumption of control. See “Solicitation of Proxies and Voting Instructions” below.

Each of John Hancock USA and John Hancock NY is a wholly-owned subsidiary of The Manufacturers Life Insurance Company (“Manulife”), a Canadian stock life insurance company. Each of JHLICO and JHVLICO is a wholly-owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”). The ultimate parent entity of Manulife and JHFS is Manulife Financial Corporation (“MFC”), the holding company of Manulife and its subsidiaries, collectively known as “Manulife Financial.” The principal offices of MFC are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

John Hancock USA is a stock life insurance company existing under the laws of Michigan and having its principal address at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. John Hancock NY is a stock life insurance company organized under the laws of New York and having its principal address at 100 Summit Lake Drive, Second Floor, Valhalla, NY 10595. JHLICO is a life insurance company organized under the laws of Massachusetts and having its principal offices at 200

Clarendon Street, Boston, MA 02117. JHVLICO is a life insurance company organized under the laws of Massachusetts and having its principal offices at 197 Clarendon Street, Boston, MA 02117.

The number of votes eligible to be cast at the Meeting or outstanding with respect to each fund, the percentage ownership of the outstanding shares of each fund by each of the Insurance Companies and by the Funds of Funds, and other share ownership information, as of the Record Date, are set forth below under “Outstanding Shares and Share Ownership.”

Voting Procedures

Proxies may be revoked at any time prior to the voting of the shares represented thereby by: (i) mailing written instructions addressed to the Secretary of JHT at 601 Congress Street, Boston, Massachusetts 02210; or (ii) signing and returning a new proxy, in each case if received by JHT by October 18, 2009. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of all applicable Proposals.

Quorum; Definition of a Majority of Outstanding Voting Securities.  Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of 30% of the outstanding shares of JHT (or of a fund or class of shares of a fund, as applicable) at the close of business on that date present in person or by proxy will constitute a quorum for the Meeting. A Majority of the Outstanding Voting Securities (defined below) of JHT (or of a fund or class of shares of a fund, as applicable) is required to approve a proposal. As used in this Proxy Statement/Prospectus, the vote of a “Majority of the Outstanding Voting Securities” means the affirmative vote of the lesser of:

(1) 67% or more of the voting securities of JHT or a fund, as applicable, present at the Meeting, if the holders of more than 50% of the outstanding voting securities of JHT or a fund, as applicable, are present in person or by proxy; or

(2) more than 50% of the outstanding voting securities of JHT or a fund, as applicable.

Shareholders are entitled to one vote for each Series I, Series II and NAV share held and fractional votes for fractional shares held. No shares have cumulative voting rights.

In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to one or more proposals in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting generally will require the affirmative vote of the holders of a majority of JHT’s shares cast at the Meeting, and any adjournment with respect to a proposal will require the affirmative vote of the holders of a majority of the shares entitled to vote on the proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

Abstentions.  Abstentions are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not count as votes cast with respect to a proposal. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions as if they were votes against a proposal.

Cost of Preparation and Distribution of Proxy Materials.  With respect to the Combination of each Acquired Fund and its corresponding Acquiring Fund, the costs of the preparation of these proxy materials and their distribution will be: (i) borne by the Acquired Fund in the case of the Combination involving the Global Allocation Trust; (ii) allocated on a relative net asset basis between the Acquired and Acquiring Funds in the case of the Combination involving the Emerging Small Company Trust; and (iii) borne by the Adviser in the case of the Combinations involving the Global Real Estate Trust, International Small Cap Trust and Mid Cap Intersection Trust. In addition to the solicitation of proxies by the use of the mails, proxies may be solicited by officers and employees of JHT, the Adviser or its agents or affiliates, personally or by telephone. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by the Adviser for their out-of-pocket expenses.

Fund Voting.  Shares of each Acquired Fund will vote separately, and in the aggregate and not by class of shares, with respect to the proposal applicable to that fund.

Solicitation of Proxies and Voting Instructions

JHT is soliciting proxies from the shareholders of the Acquired Funds, including the Insurance Companies, which have the right to vote upon matters that may be voted upon at a special shareholders’ meeting. The Insurance Companies will furnish this Proxy Statement/Prospectus to the owners of variable contracts participating in their separate accounts which are registered with the SEC under the 1940 Act (“Registered Accounts”) and that hold shares of the Acquired Funds to be voted at the Meeting and will solicit voting instructions from those contract owners.

Each Insurance Company will vote shares of the Acquired Funds held in its Registered Accounts: (i) for which timely voting instructions are received from contract owners, in accordance with such instructions; and (ii) for which no voting instructions are timely received, in the same proportion as the instructions received from contract owners participating in all its Registered Accounts. The Insurance Companies will vote all other shares of the Acquired Funds held by them in the same proportion as the voting instructions timely received by all the Insurance Companies from contract owners participating in all their Registered Accounts. In addition, JHT will vote shares of the Acquired Funds held by a Fund of Funds in the same proportion as the voting instructions timely received by all the Insurance Companies from contract owners participating in all their Registered Accounts that invest in that Acquired Fund. The effect of proportional voting as described above is that a small number of contract owners can determine the outcome of the voting.

OUTSTANDING SHARES AND SHARE OWNERSHIP

Acquired Funds

As of the Record Date, the number of votes eligible to be cast at the Meeting with respect to the Series I, Series II and NAV shares of each Acquired Fund, and the percentage ownership thereof by John Hancock USA, John Hancock NY, JHLICO, JHVLICO and collectively by the Funds of Funds are set forth below:

	Number of	Percentage of Shares Held by
	Eligible					Funds of
Acquired Fund	Votes	JH USA	JH NY	JHLICO	JHVLICO	Funds*

Emerging Small Company Trust
— Series I	5,338,132.98	97.45%	2.55%	0.00%	0.00%	0.00%
— Series II	1,408,039.66	89.61%	10.39%	0.00%	0.00%	0.00%
— NAV	152,312.38	74.20%	9.45%	0.10%	16.25%	0.00%
Global Allocation Trust
— Series I	5,580,922.77	95.03%	4.97%	0.00%	0.00%	0.00%
— Series II	18,359,468.86	91.26%	8.74%	0.00%	0.00%	0.00%
— NAV	1,844,589.24	17.04%	0.27%	0.00%	82.69%	0.00%
Global Real Estate Trust
— Series I	34,596.87	99.74%	0.26%	0.00%	0.00%	0.00%
— NAV	2,623,603.09	1.83%	0.09%	0.39%	1.10%	96.59%
International Small Cap Trust
— Series I	7,727,801.82	94.82%	5.18%	0.00%	0.00%	0.00%
— Series II	4,046,618.84	86.36%	13.64%	0.00%	0.00%	0.00%
— NAV	1,477,455.87	35.48%	1.93%	1.59%	61.00%	0.00%
Mid Cap Intersection Trust
— Series I	11,323.69	99.19%	0.81%	0.00%	0.00%	0.00%
— Series II	535,183.38	87.76%	12.24%	0.00%	0.00%	0.00%
— NAV	1,385,660.34	2.05%	0.01%	0.27%	16.17%	81.50%

*	Represents the aggregate percentage ownership of the Funds of Funds.

As of the Record Date, to the knowledge of JHT, no record owner of one or more variable contracts had voting authority with respect to 5% or more of the outstanding shares of any class of any of the Acquired Funds.

As of the Record Date, Trustees and officers of JHT, in the aggregate, beneficially owned or had the right to provide voting instructions for less than 1% of the outstanding shares of any class of any of the Acquired Funds.

Acquiring Funds

As of the Record Date, the number of shares outstanding with respect to the Series I, Series II, Series III and NAV shares (as applicable) of each Acquiring Fund, and the percentage ownership thereof by each of John Hancock USA., John Hancock NY, JHLICO, JHVLICO and collectively by the Funds of Funds are set forth below:

	Number of	Percentage of Shares Held by
	Shares	JH				Funds of
Acquiring Fund	Outstanding	U.S.A.	JH NY	JHLICO	JHVLICO	Funds*

Smaller Company Growth Trust
— NAV	8,082,786.80	0.00%	0.00%	0.00%	0.00%	100%
Lifestyle Balanced Trust
— Series I	66,258,297.75	95.37%	4.63%	0.00%	0.00%	0.00%
— Series II	877,149,862.04	91.47%	8.53%	0.00%	0.00%	0.00%
— NAV	111,330,365.52	9.21%	0.71%	37.18%	52.90%	0.00%
Real Estate Securities Trust
— Series I	10,954,653.06	96.82%	3.18%	0.00%	0.00%	0.00%
— Series II	8,191,498.46	87.31%	12.69%	0.00%	0.00%	0.00%
— NAV	20,287,652.25	6.30%	0.18%	31.84%	61.68%	0.00%
International Small Company Trust
— NAV	13,235,030.45	0.00%	0.00%	0.00%	0.00%	100%
Mid Cap Index Trust
— Series I	22,934,817.09	94.94%	5.06%	0.00%	0.00%	0.00%
— Series II	5,994,015.65	87.46%	12.54%	0.00%	0.00%	0.00%
— NAV	45,629,532.39	1.05%	0.02%	0.95%	3.47%	94.51%

*	Represents the aggregate percentage ownership of the Funds of Funds.

As of the Record Date, to the knowledge of JHT, no record owner of one or more variable contracts had voting authority with respect to 5% or more of the outstanding shares of any class of any of the Acquiring Funds.

As of the Record Date, Trustees and officers of JHT, in the aggregate, beneficially owned or had the right to provide voting instructions for less than 1% of the outstanding shares of any class of any of the Acquiring Funds.

FINANCIAL STATEMENTS

The financial statements of JHT included in its Annual Report to Shareholders for the fiscal year ended December 31, 2008, have been audited by PricewaterhouseCoopers LLP. These financial statements have been incorporated by reference into the SAI insofar as they relate to the Acquired and Acquiring Funds. The financial highlights of the Acquiring Funds as of December 31, 2008 are included in Appendix B to this Proxy Statement/Prospectus. The financial highlights of the Acquired Funds as of December 31, 2008 are incorporated herein by reference to the JHT Prospectus dated May 1, 2009.

JHT will furnish, without charge, a copy of its Annual Report for the fiscal year ended December 31, 2008 and, when available, its Semi-Annual Report for the six-month period ended June 30, 2009, to any shareholder or contract owner upon request. To obtain a report, please contact JHT by calling 1-800-344-1029 or by writing to JHT at 601 Congress Street, Boston, Massachusetts 02210, Attn.: Charles Rizzo.

LEGAL MATTERS

Certain matters concerning the issuance of shares of the Acquiring Funds will be passed upon by Betsy Anne Seel, Esq., Assistant Vice President and Senior Counsel, U.S. Operations Law Department, John Hancock. Certain tax consequences of the Reorganization will be passed upon by Dykema Gossett PLLC, 400 Renaissance Center, Detroit, Michigan 48243.

OTHER MATTERS

The Board does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement/Prospectus. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

JHT is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of JHT must be received by JHT a reasonable time before JHT’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF TRUSTEES

September 9, 2009
Boston, Massachusetts

It is important that proxies be returned promptly. Therefore, shareholders who do not expect to attend the Meeting in person are urged to complete, sign and date the proxy card and return it in the enclosed envelope.

Appendix A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Plan”) is made this       day of       , 2009, by John Hancock Trust (“JHT”), a Massachusetts business trust, on behalf of each “Acquired Fund” and its corresponding “Acquiring Fund” listed below, all of which are separate series or funds of JHT, and, for purposes of Sections 1(a)(ii) and 9 of the Plan only, by John Hancock Investment Management Services, LLC (“JHIMS”), the investment adviser to JHT:

Acquired Fund	Corresponding Acquiring Fund

Emerging Small Company Trust	Smaller Company Growth Trust
Global Allocation Trust	Lifestyle Balanced Trust
Global Real Estate Trust	Real Estate Securities Trust
International Small Cap Trust	International Small Company Trust
Mid Cap Intersection Trust	Mid Cap Index Trust

This Plan shall be deemed to be a separate agreement by JHT on behalf of each Acquired Fund and its corresponding Acquiring Fund. As used herein, unless otherwise stated or the context otherwise requires, each Acquired Fund and its corresponding Acquiring Fund are, respectively, the “Acquired Fund” and the “Acquiring Fund.”

WHEREAS, JHT intends to provide for the reorganization of the Acquired Fund through the acquisition by the Acquiring Fund of all or substantially all of the assets, subject to all of the liabilities, of the Acquired Fund in exchange for Series I, Series II and NAV (as applicable) voting shares of beneficial interest, par value $.01 per share, of the Acquiring Fund (the “Acquiring Fund Shares”), the liquidation of the Acquired Fund and the distribution to Acquired Fund shareholders of the Acquiring Fund Shares (the “Reorganization”); and

WHEREAS, the Board of Trustees of JHT has determined that the transfer of all or substantially all of the assets and all of the liabilities of the Acquired Fund to the Acquiring Fund is in the best interests of each such Fund, as well as the best interests of shareholders and owners of variable life and annuity contracts funded by shares of such Funds (“contract owners”), and that the interests of existing shareholders and contract owners will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the mutual promises herein contained, JHT on behalf of, respectively, the Acquired Fund and the Acquiring Fund, hereto agrees as follows:

1.	Transfer of Assets of the Acquired Fund in Exchange for Acquiring Fund Shares and Liquidation of the Acquired Fund

(a) Plan of Reorganization.

(i) JHT on behalf of the Acquired Fund, will convey, transfer and deliver to the Acquiring Fund all of the then existing assets of the Acquired Fund (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash and other assets). In consideration thereof, JHT on behalf of the Acquiring Fund will (A) assume and pay, to the extent that they exist on or after the Effective Time of the Reorganization (as defined in Section 1(b)(i) hereof), all of the obligations and liabilities of the Acquired Fund and (B) issue and deliver to the Acquired Fund that number of full and fractional Series I, Series II and NAV shares (as applicable) of the Acquiring Fund as determined in Section 1(c) hereof. Any Series I, Series II and NAV shares of capital stock (if any), par value $.01 per share, of the Acquired Fund (“Acquired Fund Shares”) held in the treasury of JHT at the Effective Time of the Reorganization shall thereupon be retired. Such transactions shall take place on the date provided for in Section 1(b)(i) hereof (the “Exchange Date”). All computations for the Acquired Fund and the Acquiring Fund shall be performed by State Street Bank and Trust Company (the “Custodian”), as custodian and pricing agent for the Acquired Fund and the Acquiring Fund. The determination of the Custodian shall be conclusive and binding on all parties in interest.

(ii) JHIMS has advised JHT that, because of significant differences between the investment strategies and portfolio securities of each of the Global Allocation Trust and the Mid Cap Intersection Trust (Acquired Funds) and their respective, corresponding Acquiring Funds, the Lifestyle Balanced Trust, which operates as a fund of funds, and the Mid Cap Index Trust, which is an index fund, substantially all of the portfolio securities of these Acquired Funds will be sold in connection with the Reorganization.

(iii) As of the Effective Time of the Reorganization, the Acquired Fund will liquidate and distribute pro rata to its shareholders of record (“Acquired Fund shareholders”) as of the Effective Time of the Reorganization the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1(a)(i) in actual or constructive exchange for the shares of the Acquired Fund held by the Acquired Fund shareholders. The holders of Series I, Series II and NAV shares (as applicable) of the Acquired Fund, will receive, respectively, Series  I, Series II and NAV shares of the Acquiring Fund. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro-rata number of the Acquiring Fund Shares due such shareholders. The Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

(iv) As soon as practicable after the Effective Time of the Reorganization, JHT shall take all the necessary steps under Massachusetts law, JHT’s Agreement and Declaration of Trust dated September 29, 1988, as amended (the “Declaration of Trust”) and any other applicable law to effect a complete dissolution of the Acquired Fund.

(b) Exchange Date and Effective Time of the Reorganization.

(i) Subject to the satisfaction of the conditions to the Reorganization specified in this Plan, the Reorganization shall occur as of the close of regularly scheduled trading on the New York Stock Exchange (the “Effective Time of the Reorganization”) on the day (the “Exchange Date”) which is the later of (A) the final adjournment of the meeting of the holders of Acquired Fund shares at which this Plan will be considered, (B) November 13, 2009 and (C) such later day as any one or more of the officers of JHT may determine.

(ii) All acts taking place on the Exchange Date shall be deemed to take place simultaneously as of the Effective Time of the Reorganization unless otherwise provided.

(iii) In the event that on the proposed Exchange Date (A) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (B) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate valuation of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

(iv) On the Exchange Date, portfolio securities of the Acquired Fund shall be transferred by the Custodian to the account of the Acquiring Fund duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.

(c) Valuation.

(i) The net asset value per share of the Series I, Series II and NAV shares (as applicable) of the Acquiring Fund and the net value of the assets of the Acquired Fund to be transferred in exchange for such Series I, Series II and NAV shares shall be determined as of the Effective Time of the Reorganization. The net asset value per share of the Series I, Series II and NAV shares of the Acquiring Fund shall be computed by the Custodian in the manner set forth in JHT’s Declaration of Trust or By-laws and then current prospectus and statement of additional information and shall be computed to not less than two decimal places. The net value of the assets of the Acquired Fund to be transferred shall be computed by the Custodian by calculating the value of the assets of the Acquired Fund and by subtracting therefrom the amount of the liabilities assigned and transferred to the Acquiring Fund, said assets and liabilities to be valued in the manner set forth in JHT’s Declaration of Trust or By-laws and then current prospectus and statement of additional information.

(ii) The number of Series I, Series II and NAV shares (as applicable) of the Acquiring Fund to be issued (including fractional shares, if any) by the Acquiring Fund in exchange for the Acquired Fund’s assets shall be determined by dividing the net value of the assets of the Acquired Fund attributable to shares of each class and to be transferred by the net asset value per share of the corresponding Series I, Series II and NAV shares (as applicable) of the Acquiring Fund, both as determined in accordance with Section 1(c)(i).

(iii) All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Acquiring Fund and the Acquired Fund.

2.	Representations and Warranties of JHT on Behalf of the Acquiring Fund

JHT on behalf of the Acquiring Fund represents and warrants as follows:

(a) Organization, Existence, etc.  JHT is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquiring Fund is a validly existing series of shares of such business trust representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of the Acquiring Fund and JHT has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b) Registration as Investment Company.  JHT is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

(c) Current Offering Documents.  The current prospectus of JHT dated May 1, 2009, as supplemented, and the current statement of additional information of JHT dated May 1, 2009, as supplemented, and as each may be further supplemented or amended, included in JHT’s registration statement on Form N-1A filed with the Securities and Exchange Commission (“Commission”), comply in all material respects with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) Capitalization.  JHT has an unlimited number of authorized shares of beneficial interest, par value $.01 per share. All of the outstanding shares of JHT have been duly authorized and are validly issued, fully paid and non-assessable (except as disclosed in JHT’s prospectus and recognizing that under Massachusetts law, shareholders of a Fund of JHT could, under certain circumstances, be held personally liable for the obligations of such Fund). All of the issued and outstanding shares of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

(e) Financial Statements.  The Financial Statements of the Acquiring Fund for the fiscal year ended December 31, 2008, which have been audited by the independent registered public accounting firm retained by JHT, fairly present the financial position of the Acquiring Fund as of the dates thereof and its results of operations and changes in net assets for each of the periods indicated in accordance with generally accepted accounting principles (“GAAP”).

(f) Shares to be Issued Upon Reorganization.  The Acquiring Fund Shares to be issued in connection with the Reorganization will be duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable (except as disclosed in the Acquiring Fund’s prospectus and recognizing that under Massachusetts law shareholders of a Fund of JHT could, under certain circumstances, be held personally liable for the obligations of such Fund).

(g) Authority Relative to this Plan.  JHT, on behalf of the Acquiring Fund, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by JHT’s Board of Trustees and no other proceedings by JHT other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. JHT is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

(h) Liabilities.  There are no liabilities of the Acquiring Fund, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquiring Fund’s Financial Statements and liabilities incurred in the ordinary course of business subsequent to December 31, 2008 or otherwise previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Fund.

(i) No Material Adverse Change.  Since December 31, 2008, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Fund, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to funds-of-funds reallocations or redemptions do not constitute a material adverse change).

(j) Litigation.  There are no claims, actions, suits or proceedings pending or, to the knowledge of JHT, threatened which would adversely affect the Acquiring Fund’s assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Acquiring Fund and, to the knowledge of JHT, there are no regulatory investigations of the Acquiring Fund, pending or threatened, other than routine inspections and audits.

(k) Contracts.  No default exists under any material contract or other commitment on behalf of the Acquiring Fund to which JHT is subject.

(l) Taxes.  All federal and other income tax returns of the Acquiring Fund required to be filed by JHT have been filed for all taxable years to and including December 31, 2008, and all taxes payable pursuant to such returns have been paid. To the knowledge of JHT, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Acquiring Fund have been paid so far as due. The Acquiring Fund currently is, at all times since its inception has been, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), and Treas. Reg. Section 1.817-5, as if those provisions applied directly to the Acquiring Fund, relating to the diversification requirements for variable annuity, endowment and life insurance contracts. The Acquiring Fund’s shares are (and since its inception have been) held only by (a) insurance company “segregated asset accounts” within the meaning of Treas. Reg. Section 1.817-5(e) and (b) other purchasers of the kind specified in Treas. Reg. Section 1.817-5(f)(3) as from time to time in effect. The Acquiring Fund is, and at all times since its inception has been, qualified as a “regulated investment company” under subchapter M of the Code.

(m) No Approvals Required.  Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Acquired Fund’s shareholders (referred to in Section 6(a) hereof), no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Acquiring Fund of the Reorganization, except such as have been obtained as of the date hereof.

3.	Representations and Warranties of JHT on Behalf of the Acquired Fund

JHT on behalf of the Acquired Fund represents and warrants as follows:

(a) Organization, Existence, etc.  JHT is a business trust that is duly organized, validly existing and in good standing under the laws of the

Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquired Fund is a validly existing series of shares of such business trust representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of the Acquired Fund and JHT has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b) Registration as Investment Company.  JHT is registered under the Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

(c) Current Offering Documents.  The current prospectus of JHT dated May 1, 2009, as supplemented, and the current statement of additional information of JHT dated May 1, 2009, as supplemented, and as each may be further supplemented or amended, included in JHT’s registration statement on Form N-1A filed with the Commission, comply in all material respects with the requirements of the Securities Act and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) Capitalization.  JHT has an unlimited number of authorized shares of beneficial interest, par value $.01 per share. All of the outstanding shares of JHT have been duly authorized and are validly issued, fully paid and non-assessable (except as disclosed in JHT’s prospectus and recognizing that under Massachusetts law, shareholders of a Fund of JHT could, under certain circumstances, be held personally liable for the obligations of such Fund). All such shares of the Acquired Fund will, at the Effective Time of the Reorganization, be held by the shareholders of record of the Acquired Fund as set forth on the books and records of JHT in the amounts set forth therein, and as set forth in any list of shareholders of record provided to the Acquiring Fund for purposes of the Reorganization, and no such shareholders of record will have any preemptive rights to purchase any Acquired Fund shares, and the Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund shares (other than any existing dividend reinvestment plans of the Acquired Fund or as set forth in this Plan), nor are there outstanding any securities convertible into any shares of the Acquired Fund (except pursuant to any existing exchange privileges described in the current prospectus and statement of additional information of JHT). All of the Acquired Fund’s issued and outstanding shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

(e) Financial Statements.  The Financial Statements of the Acquired Fund for the fiscal year ended December 31, 2008, which have been audited by the independent registered public accounting firm retained by JHT, fairly present the financial position of the Acquired Fund as of the dates thereof and its results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

(f) Authority Relative to this Plan.  JHT, on behalf of the Acquired Fund, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by JHT’s Board of Trustees and no other proceedings by JHT other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. JHT is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

(g) Liabilities.  There are no liabilities of the Acquired Fund, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquired Fund’s Financial Statements and liabilities incurred in the ordinary course of business subsequent to December 31, 2008 or otherwise previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquired Fund.

(h) No Material Adverse Change.  Since December 31, 2008, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquired Fund, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to funds-of-funds’ reallocations or redemptions do not constitute a material adverse change).

(i) Litigation.  There are no claims, actions, suits or proceedings pending or, to the knowledge of JHT, threatened which would adversely affect the Acquired Fund’s assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Acquired Fund and, to the knowledge of JHT, there are no regulatory investigations of the Acquired Fund, pending or threatened, other than routine inspections and audits.

(j) Contracts.  JHT is not subject to any contracts or other commitments on behalf of the Acquired Fund (other than this Plan) which will not be terminated with respect to the Acquired Fund without liability to JHT or the Acquired Fund as of or prior to the Effective Time of the Reorganization.

(k) Taxes.  All federal and other income tax returns of the Acquired Fund required to be filed by JHT with respect to the Acquired Fund have been filed for all taxable years to and including December 31, 2008, and all taxes payable pursuant to such returns have been paid. To the knowledge of JHT, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Acquired Fund have been paid so far as due. The Acquired Fund currently is, at all times since its inception has been, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h)(1) of the Code and Treas. Reg. Section 1.817-5, as if those provisions applied directly to the Acquired Fund, relating to the diversification requirements for variable annuity, endowment and life insurance contracts. The Acquired Fund’s shares are (and since its inception have been) held only by (a) insurance company “segregated asset accounts” within the meaning of Treas. Reg. Section 1.817-5(e) and (b) other purchasers of the kind specified in Treas. Reg. Section 1.817-5(f)(3) as from time to time in effect. The Acquired Fund is, and at all times since its inception has been, qualified as a “regulated investment company” under subchapter M of the Code.

(l) No Approvals Required.  Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Acquired Fund’s shareholders referred to in Section 6(a) hereof, no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Acquired Fund of the Reorganization, except such as have been obtained as of the date hereof.

4.	Covenants of JHT on Behalf of the Acquiring Fund

JHT on behalf of the Acquiring Fund covenants to the following:

(a) Registration Statement.  On behalf of the Acquiring Fund, JHT shall file with the Commission a Registration Statement on Form N-14 (the “Registration Statement”) under the Securities Act relating to the Acquiring Fund Shares issuable hereunder and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund’s shareholders referred to in Section 5(a) herein. At the time the Registration Statement becomes effective, the Registration Statement (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the “Regulations”) and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Acquired Fund’s shareholders meeting referred to in Section 5(a) hereof, and at the Effective Time of the Reorganization, the proxy statement/prospectus (the “Prospectus”) and statement of additional information (the “Statement of Additional Information”) included therein, as amended or supplemented by any amendments or supplements filed by JHT, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b) Cooperation in Effecting Reorganization.  JHT on behalf of the Acquiring Fund agrees to use all reasonable efforts to effectuate the Reorganization, to continue in operation thereafter, and to obtain any necessary regulatory approvals for the Reorganization.

(c) Operations in the Ordinary Course.  Except as otherwise contemplated by this Plan, JHT with respect to the Acquiring Fund shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

5.	Covenants of JHT on Behalf of the Acquired Fund

JHT on behalf of the Acquired Fund covenants to the following:

(a) Meeting of the Acquired Fund’s Shareholders.  JHT shall call and hold a meeting of the shareholders of the Acquired Fund for the purpose of acting upon this Plan and the transactions contemplated herein.

(b) Portfolio Securities.  With respect to the assets to be transferred in accordance with Section 1(a), the Acquired Fund’s assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned, and any deferred or prepaid expenses shown as an asset on the Acquired Fund’s books. At least five (5) business days prior to the Exchange Date, the Acquired Fund will provide the Acquiring Fund with a list of its assets and a list of its stated liabilities. The Acquired Fund shall have the right to sell any of the securities or other assets shown on the list of assets prior to the Exchange Date but will not, without the prior approval of JHT, on behalf of the Acquiring Fund, acquire any additional securities other than securities which the Acquiring Fund is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). In the event that the Acquired Fund holds any investments that the Acquiring Fund would not be permitted to hold, the Acquired Fund will dispose of such securities prior to the Exchange Date to the extent practicable and to the extent that its shareholders would not be materially affected in an adverse manner by such a disposition. In addition, JHT will prepare and deliver, on the Exchange Date, immediately prior to the Effective Time of the Reorganization, a Statement of Assets and Liabilities of the Acquired Fund as of the Effective Time of the Reorganization and prepared in accordance with GAAP (the “Schedule”). All securities to be listed in the Schedule for the Acquired Fund as of the Effective Time of the Reorganization will be owned by the Acquired Fund free and clear of any liens, claims, charges, options and encumbrances, except as indicated in the Schedule, and, except as so indicated, none of such securities is or, after the Reorganization as contemplated hereby, will be subject to any restrictions, legal or contractual, on the disposition thereof (including restrictions as to the public offering or sale thereof under the Securities Act) and, except as so indicated, all such securities are or will be readily marketable.

(c) Registration Statement.  In connection with the preparation of the Registration Statement, JHT on behalf of the Acquired Fund will furnish the information relating to the Acquired Fund required by the Securities Act and the Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Acquired Fund, (i) will comply in all material respects with the provisions of the Securities Act and the Regulations and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Acquired Fund’s shareholders meeting referred to in Section 5(a) and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by JHT, insofar as they relate to the Acquired Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement, Prospectus or Statement of Additional Information made in reliance upon and in conformity with information furnished by JHT with respect to the Acquired Fund for use in the Registration Statement, Prospectus or Statement of Additional Information as provided in this Section 5(c).

(d) Cooperation in Effecting Reorganization.  JHT on behalf of the Acquired Fund agrees to use all reasonable efforts to effectuate the Reorganization and to obtain any necessary regulatory approvals for the Reorganization.

(e) Operations in the Ordinary Course.  Except as otherwise contemplated by this Plan, JHT with respect to the Acquired Fund shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

(f) Statement of Earnings and Profits.  As promptly as practicable, but in any case within 60 days after the Exchange Date, JHT on behalf of the Acquired Fund shall prepare a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code.

6.	Conditions Precedent to Obligations of JHT on Behalf of the Acquired Fund

The obligations of JHT on behalf of the Acquired Fund with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a) Approval by the Acquired Fund’s Shareholders.  This Plan and the transactions contemplated by the Reorganization shall have been approved by the requisite vote of the shares of the Acquired Fund entitled to vote on the matter (“Acquired Shareholder Approval”).

(b) Covenants, Warranties and Representations.  With respect to the Acquiring Fund, JHT shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 2(i)) in the financial condition, results of operations, business, properties or assets of the Acquiring Fund since December 31, 2008.

(c) Regulatory Approval.  The Registration Statement shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued and all other approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained (collectively, the “Regulatory Approvals”).

(d) Tax Opinions.  JHT shall have received one or more opinions of Dykema Gossett PLLC, dated on or before the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to JHT, as to certain of the federal income tax consequences under the Code of the Reorganization insofar as it relates each Acquired Fund and its corresponding Acquiring Fund (the “Tax Opinions’’). For purposes of rendering its opinion, Dykema Gossett PLLC may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the Prospectus and Statement of Additional Information, and on such other written representations as a senior officer of JHT will have verified as of the Effective Time of the Reorganization. The opinion(s) will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

(A) with respect to each of the three transactions involving, respectively, (i) the Emerging Small Company Trust (Acquired Fund) and the Smaller Company Growth Trust (Acquiring Fund), (ii) the Global Real Estate Trust (Acquired Fund) and the Real Estate Securities Trust

(Acquiring Fund) and (iii) the International Small Cap Trust (Acquired Fund) and the International Small Company Trust (Acquiring Fund): (1) the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code with respect to the Acquired and Acquiring Funds; (2) no gain or loss will be recognized by the Acquired or the Acquiring Fund upon the transfer of all of the assets and liabilities, if any, of the Acquired Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of such Fund’s shares solely for shares of the Acquiring Fund; (4) the tax basis of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will be the same as the tax basis of the shares of the Acquired Fund held by the shareholder immediately prior to the Reorganization; (5) the holding period of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will be the same as the holding period of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; (6) the tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of those assets of the Acquired Fund immediately prior to the Reorganization; and (7) the holding period of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the holding period of those assets of the Acquired Fund immediately prior to the Reorganization; and

(B) with respect to each of the two transactions involving, respectively, (i) the Global Allocation Trust (Acquired Fund) and the Lifestyle Balanced Trust (Acquiring Fund) and (ii) the Mid Cap Intersection Trust (Acquired Fund) and the Mid Cap Index Trust (Acquiring Fund): (1) the transaction does not qualify as a tax-free reorganization under Section 368 of the Code, and will be treated as a taxable transaction; (2) the Acquired Fund will recognize gain or loss on each of its assets transferred to the Acquiring Fund equal to the difference between (i) the fair market value of the Acquiring Fund’s shares received in exchange for such assets and (ii) the adjusted basis of such assets; (3) the Acquired Fund will be entitled to a deduction for dividends paid to its shareholders in an amount sufficient to offset its regulated investment company taxable income and its capital gains and therefore will not incur any federal income tax liability for its last complete year ending on the date of the Reorganization; (4) the Acquiring Fund will not recognize gain or loss upon the receipt of the assets of the Acquired Fund; (5) the basis of each of the assets acquired by the Acquiring Fund will be the fair market value of such assets as of the Effective Time of the

Reorganization; (6) the Acquiring Fund’s holding period for the assets acquired from the Acquired Fund will start as of the Effective Time of the Reorganization; (7) the shareholders of the Acquired Fund will recognize any gain or loss upon the exchange of shares of the Acquired Fund for shares of the Acquiring Fund they received pursuant to the Reorganization; (8) the basis of the shares of the Acquiring Fund received by the former shareholders of the Acquired Fund will be the fair market value of the shares of the Acquiring Fund as of the Effective Time of the Reorganization; (9) the holding period of the former shareholders of the Acquired Fund for their shares of the Acquiring Fund will start as of the Effective Time of the Reorganization; and (10) if the variable contracts and the insurance companies issuing them are properly structured under the insurance company provisions of the Code, the Reorganization will not be a taxable event for contract owners whose contract values are determined by investment in shares of the Acquired Fund.

7.	Conditions Precedent to Obligations of JHT on Behalf of the Acquiring Fund

The obligations of JHT on behalf of the Acquiring Fund with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a) Approval by the Acquired Fund’s Shareholders.  The Acquired Shareholder Approval shall have been obtained with respect to the Acquired Fund.

(b) Covenants, Warranties and Representations.  With respect to the Acquired Fund, JHT shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 3(h)) in the financial condition, results of operations, business, properties or assets of the Acquired Fund since December 31, 2008.

(c) Portfolio Securities.  All securities to be acquired by the Acquiring Fund in the Reorganization shall have been approved for acquisition by JHIMS (or, at its discretion, by the subadviser for the Acquiring Fund) as consistent with the investment policies of the Acquiring Fund.

(d) Regulatory Approval.  The Regulatory Approvals shall have been obtained.

(e) Distribution of Income and Gains.  JHT on behalf of the Acquired Fund shall have distributed to the shareholders of the Acquired Fund all of the Acquired Fund’s investment company taxable income (without regard to the deductions for dividends paid) as defined in Section 852(b)(2) of the Code for its taxable year ending on the Exchange Date and all of its net capital gain as such term is used in

Section 852(b)(3) of the Code, after reduction by any capital loss carry forward, for its taxable year ending on the Exchange Date.

(f) Tax Opinions.  JHT shall have received the Tax Opinions.

8.	Amendments; Terminations; No Survival of Covenants, Warranties and Representations

(a) Amendments.  JHT may, by an instrument in writing authorized by the Board of Trustees, amend this Plan at any time before or after approval hereof by the shareholders of the Acquired Fund, but after such approval, no amendment shall be made which substantially changes the terms hereof. Notwithstanding the foregoing, this Agreement may be deemed to be amended as provided in Section 12 hereof.

(b) Waivers.  At any time prior to the Effective Time of the Reorganization, JHT, on behalf of either or both of the Acquired and Acquiring Funds, may by written instrument signed by a principal officer of JHT (i) waive any inaccuracies in the representations and warranties made to it or such Fund or Funds contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit or the benefit of such Fund or Funds contained herein, except that conditions set forth in Sections 6(a), 6(c), 7(a) and 7(d) may not be waived.

(c) Termination.  This Plan may be terminated by JHT at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Acquired Fund, without liability on the part of any party hereto, its Trustees, officers or shareholders, in the event that the Board of Trustees or the officers of JHT determine that proceeding with this Plan is not in the best interests of the shareholders or contract owners of either or both of the Acquired and Acquiring Funds or for any other reason.

(d) Unless JHT shall otherwise determine by written instrument, this Plan shall terminate without liability as of the close of business on March 31, 2010 if the Effective Time of the Reorganization is not on or prior to such date.

(e) Survival.  No representations, warranties or covenants in or pursuant to this Plan, except for the provisions of Section 5(f) and Section 9 of this Plan, shall survive the Reorganization.

9.	Expenses

With respect to each Acquired Fund and its corresponding Acquiring Fund, the expenses of the Reorganization: (i) will be borne by the Acquired Fund in the case of the Reorganization as to the Global Allocation Trust; (ii) will be allocated between the Acquired and Acquiring Funds on a relative net asset basis in the case of the Reorganization as to the Emerging Small Company Trust; and (iii) will be paid by JHIMS in the case of the Reorganization as to each of the Global Real Estate Trust, International Small Cap Trust and Mid Cap Intersection Trust. If the Reorganization is not consummated as to an Acquired Fund, the expenses of the Reorganization as to that fund will be paid by the Adviser. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Plan; (ii) expenses associated with the preparation and filing of the Registration Statement (other than registration fees payable to the Commission in respect of the registration of the Acquiring Fund shares registered thereby, which shall be payable by the Acquiring Fund); (iii) fees and expenses of preparing and filing such forms as are necessary under any applicable state securities laws in connection with the Reorganization; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees and (viii) solicitation costs relating to the Reorganization.

10.	Reliance

All covenants and agreements made under this Plan shall be deemed to have been material and relied upon by the Acquired Funds, the Acquiring Funds and JHT notwithstanding any investigation made by such party or on its behalf.

11.	Headings; Counterparts; Governing Law; Assignment

(a) The section and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

(b) This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

(c) This Plan shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

(d) This Plan shall bind and inure to the benefit of JHT, the Acquired Fund and the Acquiring Fund and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

(e) The name “John Hancock Trust” is the designation of the Trustees under the Declaration of Trust, and all persons dealing with JHT must look solely to JHT’s property for the enforcement of any claims against JHT, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of JHT. No Fund of JHT shall be liable for claims against any other Fund of JHT.

12.	Conversion to Limited Liability Company.

In the event that, prior to the filing of the Registration Statement with the Commission, the effective date thereof or the Effective Time of the Reorganization, JHT converts from a Massachusetts business trust to a Delaware limited liability company, to be known as John Hancock Variable Insurance Portfolios, LLC (“JHVIP”), pursuant to a Plan of Conversion approved by shareholders of JHT and in accordance with the provisions of Section 18-214 of the Delaware Limited Liability

Company Act, then this Plan shall be deemed to be the Plan of JHVIP and to be amended as necessary or appropriate for such purpose, including as follows:

(a) References to, representations by and covenants of JHT (including representations by JHT that it is a Massachusetts business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts) shall be deemed to be, respectively, references to, representations by and covenants of JHVIP (including representations by JHVIP that it is a Delaware limited liability company that is duly organized, validly existing and in good standing under the laws of the State of Delaware);

(b) The Acquired Funds and their corresponding Acquiring Funds shall be deemed to be the following:

Acquired Fund	Corresponding Acquiring Fund

Emerging Small Company Fund	Smaller Company Growth Fund
Global Allocation Fund	Lifestyle Balanced Fund
Global Real Estate Fund	Real Estate Securities Fund
International Small Cap Fund	International Small Company Fund
Mid Cap Intersection Fund	Mid Cap Index Fund

(c) References to the “shares” or “shares of beneficial interest, par value $.01 per share,” of JHT or the Acquired or Acquiring Funds shall be deemed to be references to “shares” or “shares of limited liability company interest, without par value,” of JHVIP or the Acquired or Acquiring Funds;

(d) References to the Board of Trustees and officers of JHT shall be deemed to be references to, respectively, the Board of Directors and officers of JHVIP;

(e) References to the Declaration of Trust and By laws of JHT and to the “laws of Massachusetts” (or the “laws of the Commonwealth of Massachusetts”) or “Massachusetts law” shall be deemed to be, respectively, references to the Limited Liability Company Operating Agreement of JHVIP and to the “laws of Delaware” (or the “laws of the State of Delaware”) or “Delaware law,” including for purposes of Section 11(c) of the Plan;

(f) Section 11(e) of the Plan shall be deemed to be deleted; and

(g) the individuals executing this Plan in their capacities as authorized officers of JHT shall be deemed to have executed this Plan in their capacities as authorized officers of JHVIP.

IN WITNESS WHEREOF, the undersigned have executed this Plan as of the date first above written.

JOHN HANCOCK TRUST,
on behalf of each Acquired Fund

BY:
Name:

Title:

JOHN HANCOCK TRUST,
on behalf of each Acquiring Fund

BY:
Name:

Title:
For purposes of Sections 1(a)(ii) and 9 of this Agreement only:

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC

BY:
Name:

Title:

Appendix B

FINANCIAL HIGHLIGHTS OF THE ACQUIRING FUNDS

The financial highlights tables for the Acquiring Funds are intended to help investors understand the financial performance of each fund for the past five years (or since inception in the case of a fund in operation for less than five years). Certain information reflects financial results for a single share of a fund. The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in the particular fund (assuming reinvestments of all dividends and distributions). The financial statements of JHT included in its Annual Report to Shareholders for the fiscal year ended December 31, 2008 have been audited by PricewaterhouseCoopers LLP. These financial statements have been incorporated by reference into the SAI insofar as they relate to the Acquiring Funds. Copies of the Annual Report are available on request as described above.

The performance information included in the “Financial Highlights” does not reflect fees and expenses of any variable insurance contract that may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

INTERNATIONAL SMALL COMPANY TRUST

John Hancock Trust
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

	Series NAV
Period Ended	12-31-2008	12-31-2007		12-31-2006[18]

Per Share Operating Performance
Net asset value, beginning of period ($)	12.18	13.24		12.50
Income (loss) from investment operations
Net investment income (loss) ($)	0.18 [2]	0.15	[2]	0.08	[2]
Net realized and unrealized gain (loss) on investments ($)	(5.71)	0.52		0.66
Total from investment operations ($)	(5.53)	0.67		0.74
Less Distributions
From net investment income ($)	(0.12)	(0.22)		—
From net realized gain ($)	—	(1.51)		—
Tax return of capital ($)	—	—		—
Total distributions ($)	(0.12)	(1.73)		—
Net asset value, end of period ($)	6.53	12.18		13.24
Total return (%)	(45,35)[3,9]	5.43	[3,10]	5.92	[8,10]
Ratios and Supplemental Data
Ratios to Average Net Assets
Ratio of gross expenses to average net assets (%)	1.11 [11]	1.11	[11]	1.12	[9,11]
Ratio of net expenses to average net assets (%)	1.11	1.10		1.12	[9]
Ratio of net investment income (loss) to average net assets (%)	1.89	1.08		0.96	[9]
Net assets, end of period (in millions)	238	227		235
Portfolio turnover (%)	10	29		51	[8]

The accompanying notes are an integral part of the financial statements.

LIFESTYLE BALANCED TRUST

John Hancock Trust
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

	Series I									Series II									Series NAV
Period ended	12-31-2008	12-31-2007		12-31-2006		12-31-2005		12-31-2004		12-31-2008	12-31-2007		12-31-2006		12-31-2005		12-31-2004		12-31-2008	12-31-2007		12-31-2006		12-31-2005[6]
Per Share Operating Performance
Net asset value, beginning of period ($)	13.61	13.84		13.91		13.79		12.43		13.56	13.79		13.89		13.78		12.43		13.63	13.86		13.92		12.67
Income (loss) from investment operations
Net investment income (loss) ($)	0.34 [1,2]	0.60	[1,2]	0.26	[1,2]	0.27	[1,2]	0.24	[1]	0.36 [1,2]	0.60	[1,2]	0.21	[1,2]	0.18	[1,2]	0.24	[1]	1.43 [1,2]	0.65	[1,2]	0.21	[1,2]	—	[1,2,7]
Net realized and unrealized gain (loss) on investments ($)	(4.46)	0.27		1.36		0.62		1.40		(4.49)	0.24		1.38		0.70		1.39		(5.56)	0.23		1.42		1.26
Total from investment operations ($)	(4.12)	0.87		1.62		0.89		1.64		(4.13)	0.84		1.59		0.88		1.63		(4.13)	0.88		1.63		1.26
Less distributions
From net investment income ($)	(0.37)	(0.62)		(0.25)		(0.28)		(0.24)		(0.34)	(0.59)		(0.25)		(0.28)		(0.24)		(0.37)	(0.63)		(0.25)		—	[7]
From net realized gain ($)	(0.53)	(0.48)		(1.40)		(0.49)		(0.04)		(0.53)	(0.48)		(1.40)		(0.49)		(0.04)		(0.53)	(0.48)		(1.40)		(0.01)
From capital paid-in ($)	—	—		(0.04)		—		—		—	—		(0.04)		—		—		—	—		(0.04)		—
Total distributions ($)	(0.90)	(1.10)		(1.69)		(0.77)		(0.28)		(0.87)	(1.07)		(1.69)		(0.77)		(0.28)		(0.90)	(1.11)		(1.69)		(0.01)
Net asset value, end of period ($)	8.59	13.61		13.84		13.91		13.79		8.56	13.56		13.79		13.89		13.78		8.60	13.63		13.86		13.92
Total return(%)	(31.30)[3]	6.47	[3]	12.73	[3]	6.88	[3]	13.49	[3]	(31.45)[3]	6.26	[3]	12.51	[3]	6.80	[3]	13.41	[3]	(31.28)[3]	6.52	[2]	12.80	[3]	9.94	[3,8]
Ratios and supplemental data
Ratios to average net assets
Ratio of gross expenses to average net assets (%)	0.12 [4]	0.11	[4]	0.10	[4]	0.12	[4]	0.07	[4]	0.32 [4]	0.31	[4]	0.30	[4]	0.30	[4]	0.07	[4]	0.08 [4]	0.06	[4]	0.05	[4]	0.06	[4,9]
Ratio of net expenses to average net assets (%)	0.12 [4,5]	0.11	[4,5]	0.10	[4]	0.12	[4]	0.07	[4]	0.32 [4,5]	0.31	[4,5]	0.30	[4]	0.30	[4]	0.07	[4]	0.08 [4,5]	0.06	[4,5]	0.05	[4]	0.06	[4,9]
Ratio of net investment income (loss) to average net assets (%)	2.94 [1]	4.28	[1]	1.96	[1]	2.08	[1]	1.75	[1]	3.11 [1]	4.30	[1]	1.60	[1]	1.34	[1]	1.39	[1]	14.44 [1]	4.67	[1]	1.61	[1]	(0.03)[1,9]
Net assets, end of period (in millions)	581	1,065		1,132		1,031		1,846		6,959	9,496		7,318		4,538		2,101		1,035	103		52		12
Portfolio turnover(%)	36	13		19		99		51		36	13		19		99		51		36	13		19		99

The accompanying notes are an integral part of the financial statements.

MID CAP INDEX TRUST

John Hancock Trust
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

	Series I							Series II							Series NAV
Period Ended	12-31-2008	12-31-2007		12-31-2006		12-31-2005	12-31-2004	12-31-2008	12-31-2007		12-31-2006		12-31-2005	12-31-2004	12-31-2008	12-31-2007		12-31-2006		12-31-2005[6]

Per Share Operating Performance
Net asset value, beginning of period ($)	17.42	18.84		18.05		16.78	14.56	17.36	18.75		17.98		16.72	14.52	17.42	18.85		18.06		15.40
Income (loss) from Investment Operations
Net investment income (loss) ($)	0.16 [2]	0.20	[2,12]	0.20	[2]	0.16 [2]	0.09 [2]	0.14 [2]	0.15	[2,12]	0.16	[2]	0.13 [2]	0.06 [2]	0.18 [2]	0.22	[2,12]	0.22	[2]	0.12	[2]
Net realized and unrealized gain (loss) on investments ($)	(6.36)	1.22		1.53		1.77	2.21	(6.34)	1.23		1.51		1.76	2.21	(6.37)	1.21		1.51		2.54
Total from investment operations ($)	(6.20)	1.42		1.73		1.93	2.30	(6.20)	1.38		1.67		1.89	2.27	(6.19)	1.43		1.73		2.66
Less Distributions
From net investment income ($)	(0.15)	(0.27)		(0.12)		(0.09)	(0.06)	(0.11)	(0.20)		(0.08)		(0.06)	(0.05)	(0.16)	(0.29)		(0.12)		—
From net realized gain ($)	(0.40)	(2.57)		(0.82)		(0.57)	(0.02)	(0.40)	(2.57)		(0.82)		(0.57)	(0.02)	(0.40)	(2.57)		(0.82)		—
From capital paid-in ($)	—	—		—		—	—	—	—		—		—	—	—	—		—		—
Total distributions ($)	(0.55)	(2.84)		(0.94)		(0.66)	(0.08)	(0.51)	(2.77)		(0.90)		(0.63)	(0.07)	(0.56)	(2.86)		(0.94)		—
Net asset value, end of period ($)	10.67	17.42	[13]	18.84		18.05	16.78	10.65	17.36	[13]	18.75		17.98	16.72	10.67	17.42	[13]	18.85		18.06
Total return (%)	(36.45)[3,10]	7.57	[3,10,13]	9.72	[3,10]	12.02 [3]	15.83 [3]	(36.56)[3,10]	7.39	[3,10,13]	9.44	[3,10]	11.79 [3]	15.65 [3]	(36.39)[3,10]	7.61	[3,10,13]	9.74	[3,10]	17.27	[8]
Ratios and Supplemental Data
Ratios to Average Net Assets
Ratio of gross expenses to average net assets (%)	0.55 [11]	0.55	[11]	0.57	[11]	0.57	0.57	0.75 [11]	0.75	[11]	0.77	[11]	0.77	0.77	0.50 [11]	0.50	[11]	0.52	[11]	0.54	[9]
Ratio of net expenses to average net assets (%)	0.55	0.54		0.57		0.57	0.57	0.75	0.74		0.77		0.77	0.77	0.50	0.49		0.52		0.54	[9]
Ratio of net investment income (loss) to average net assets (%)	1.10	0.99	[12]	1.09		0.95	0.63	0.91	0.73	[12]	0.86		0.74	0.43	1.23	1.08	[12]	1.21		1.01	[9]
Net assets, end of period (in millions)	240	397		377		220	187	68	103		81		63	59	389	430		603		74
Portfolio turnover (%)	41	29		15	[14]	19	16	41	29		15	[14]	19	16	41	29		15	[14]	19

The accompanying notes are an integral part of the financial statements.

REAL ESTATE SECURITIES TRUST

John Hancock Trust
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

	Series I								Series II								Series Nav
Period Ended	12-31-2008	12-31-2007	12-31-2006		12-31-2005		12-31-2004		12-31-2008	12-31-2007	12-31-2006		12-31-2005		12-31-2004		12-31-2008	12-31-2007	12-31-2006		12-31-2005[17]

Per Share Operating Performance
Net asset value, beginning of period ($)	12.40	27.64	24.87		26.81		20.85		12.40	27.59	24.84		26.69		20.79		12.34	27.58	24.83		25.30
Income (loss) from investment operations
Net investment income (loss) ($)	0.27 [2]	0.35 [2]	0.62	[2]	0.79	[2]	0.76	[2]	0.25 [2]	0.32 [2]	0.57	[2]	0.71	[2]	0.74	[2]	0.28 [2]	0.37 [2]	0.59	[2]	0.78	[2]
Net realized and unrealized gain (loss)on investments ($)	(5.03)	(3.13)	7.42		1.61		5.74		(5.03)	(3.14)	7.41		1.65		5.69		(5.01)	(3.13)	7.44		3.14
Total from investment operations ($)	(4.76)	(2.78)	8.04		2.40		6.50		(4.78)	(2.82)	7.98		2.36		6.43		(4.73)	(2.76)	8.03		3.92
Less distributions
From net investment income ($)	(0.38)	(0.63)	(0.50)		(0.55)		(0.54)		(0.35)	(0.54)	(0.46)		(0.42)		(0.53)		(0.39)	(0.65)	(0.51)		(0.60)
From net realized gain ($)	(0.16)	(11.83)	(4.77)		(3.79)		—		(0.16)	(11.83)	(4.77)		(3.79)		—		(0.16)	(11.83)	(4.77)		(3.79)
Tax return of capital ($)	—	—	—		—		—		—	—	—		—		—		—	—	—		—
Total distributions ($)	(0.54)	(12.46)	(5.27)		(4.34)		(0.54)		(0.51)	(12.37)	(5.23)		(4.21)		(0.53)		(0.55)	(12.48)	(5.28)		(4.39)
Net asset value, end of period ($)	7.10	12.40	27.64		24.87		26.81		7.11	12.40	27.59		24.84		26.69		7.06	12.34	27.58		24.83
Total return (%)	(39.42)[3,10]	(15.61)[3,10]	38.10	[3,10,16]	11.85	[3]	32.04	[3]	(39.58)[3,10]	(15.77)[3,10]	37.82	[3,10,16]	11.65	[3]	31.77	[3]	(39.39)[3,10]	(15.56)[3,10]	38.17	[3,10,16]	18.62	[3,8]
Ratios and supplemental data
Ratios to average net assets
Ratio of gross expenses to average net assets (%)	0.08 [11]	0.78 [11]	0.78	[11]	0.81		0.80		1.00 [11]	0.98 [11]	0.98	[11]	1.00		1.00		0.75 [11]	0.73 [11]	0.73	[11]	0.75	[9]
Ratio of net expenses to average net assets (%)	0.80	0.78	0.78		0.81		0.80		1.00	0.98	0.98		1.00		1.00		0.75	0.73	0.73		0.75	[9]
Ratio of net investment income (loss) to average net assets (%)	2.45	1.68	2.48		3.31		3.38		2.26	1.55	2.30		2.92		3.29		2.52	1.79	2.31		3.87	[9]
Net assets, end of period (in millions)	89	188	313		265		612		61	123	169		131		374		153	301	437		828
Portfolio turnover (%)	84	77	67		92	[14]	82		84	77	67		92	[14]	82		84	77	67		92	[14]

The accompanying notes are an integral part of the financial statements.

SMALLER COMPANY GROWTH TRUST

John Hancock Trust
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

Series NAV
Period Ended	12-31-2008[15]

Per Share Operating Performance
Net asset value, beginning of period ($)	12.50
Income (loss) from Investment Operations
Net investment income (loss) ($)	(0.01)[2]
Net realized and unrealized gain (loss) on investments ($)	(1.88)
Total from investment operations ($)	(1.89)
Less Distributions
From net investment income ($)	—
From net realized gain ($)	—
Tax return of capital ($)	—
Total distributions ($)	—
Net asset value, end of period ($)	10.61
Total return (%)	(15.12)[8,10]
Ratios and Supplemental Data
Ratios to Average Net Assets
Ratio of gross expenses to average net assets (%)	1.30 [9,11]
Ratio of net expenses to average net assets (%)	1.18 [9]
Ratio of net investment income (loss) to average net assets (%)	(0.30)[9]
Net assets, end of period (in millions)	93
Portfolio turnover (%)	16 [8]

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL HIGHLIGHTS

1.	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.

2.	Based on the average of the shares outstanding.

3.	Assumes dividend reinvestment.

4.	Does not include expenses of the underlying affiliated funds in which the Portfolio invests.

5.	Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios was as follows:

Period Ended	Lifestyle Balanced Trust

12/31/2008	0.49%–1.17%
12/31/2007	0.49%–1.12%

6.	Series NAV shares began operations on 4-29-05.

7.	Less than $0.01 per share.

8.	Not annualized.

9.	Annualized.

10.	Total returns would have been lower had certain expenses not been reduced during the periods shown.

11.	Does not take into consideration expense reductions during the periods shown.

12.	Net investment income/loss per share and ratio of net investment income/loss to average net assets reflects special dividends received by the Portfolio which amounted to the following amounts:

			Percentage of
Portfolio	Series	Per share	average net assets

Mid Cap Index	I	$0.04	0.21%
	II	$0.04	0.16%
	NAV	$0.05	0.25%

13.	Payments from Affiliates increased the end of period net asset value by less than $0.01 for Series II and Series NAV and by $0.01 per share for Series I and the total return by less than 0.01% for Series II and Series NAV and by 0.05% for Series I. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $17.42, $17.36 and $17.42 and 7.57%, 7.39% and 7.61% for Series I, Series II and Series NAV, respectively.

14.	Excludes merger activity.

15.	Series NAV shares began operations on 10-7-08.

16.	John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%.

17.	Series NAV shares began operations on 2-28-05.

18.	Series NAV shares began operations on 4-28-06.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

VOTE BY MAIL
• Read the Proxy Statement/Prospectus and the Proxy Card.
• Please mark, sign and date your Proxy Card.
• Return promptly in the postage-paid envelope provided.

JOHN HANCOCK TRUST
PROXY CARD
FUND NAME PRINTS HERE
FUND NAME PRINTS HERE
The undersigned hereby appoints Keith Hartstein, Charles Rizzo, Greg D’Angelo, Thomas Kinzler and Betsy Anne Seel, and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of John Hancock Trust (“JHT”) that the undersigned is entitled in any capacity to vote at the Special Meeting of Shareholders of JHT to be held at 601 Congress Street, Boston, Massachusetts 02210 at 10:00 a.m. Eastern Time, on October 19, 2009, and any adjournments thereof, as indicated below and in their discretion upon such other matters as may properly come before the Meeting.

PROXY CARDS MUST BE RECEIVED BY OCTOBER 18, 2009 TO BE VOTED AT THE MEETING TO BE HELD ON OCTOBER 19, 2009.

THIS PROXY CARD IS SOLICITED BY THE BOARD OF TRUSTEES OF JHT.	PLEASE MARK YOUR PROXY CARD, DATE AND SIGN IT,
AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE
WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

Date: , 2009

Signature(s), Title(s), if applicable (Please sign in box)

If shares are held jointly, each owner should sign. If only one signs, his or her signature will be binding. If the shareholder is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the shareholder is a partnership, a partner should sign his or her own name, indicating that he or she is a “Partner.” If the shareholder is a trust, the trustee should sign in his or her own name, indicating that he or she is a “Trustee.”

JHT 09 - (dc)

This proxy card, if properly executed, will be voted in the manner directed.
IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED “FOR” ALL PROPOSALS.
Please refer to the Proxy Statement/Prospectus for a discussion of the proposals.
Please fill in box as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.      ☑

		FOR	AGAINST	ABSTAIN

Proposal 1	Approval of Agreement and Plan of Reorganization providing for the combination of the Emerging Small Company Trust into the Smaller Company Growth Trust.	☐	☐	☐
(Only shareholders of the Emerging Small Company Trust will vote on Proposal 1)

Proposal 2	Approval of Agreement and Plan of Reorganization providing for the combination of the Global Allocation Trust into the Lifestyle Balanced Trust.	☐	☐	☐
(Only shareholders of the Global Allocation Trust will vote on Proposal 2)

Proposal 3	Approval of Agreement and Plan of Reorganization providing for the combination of the Global Real Estate Trust into the Real Estate Securities Trust.	☐	☐	☐
(Only shareholders of the Global Real Estate Trust will vote on Proposal 3)

Proposal 4	Approval of Agreement and Plan of Reorganization providing for the combination of the International Small Cap Trust into the International Small Company Trust.	☐	☐	☐
(Only shareholders of the International Small Cap Trust will vote on Proposal 4)

Proposal 5	Approval of Agreement and Plan of Reorganization providing for the combination of the Mid Cap Intersection Trust into the Mid Cap Index Trust.	☐	☐	☐
(Only shareholders of the Mid Cap Intersection Trust will vote on Proposal 5)

Any other business that may properly come before the Meeting.
PLEASE SIGN AND DATE ON THE REVERSE SIDE
JHT 09 - (dc)

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

VOTE BY PHONE
•	Read the Proxy Statement/Prospectus and the Voting Instructions Form.

•	Call toll-free 1-888-221-0697.

•	Follow the recorded instructions.

•	Do not return this paper ballot.

VOTE ON THE INTERNET
•	Read the Proxy Statement/Prospectus and the Voting Instructions Form.

•	Log on to www.proxyweb.com.

•	Follow the on-line directions provided.

•	do not return this paper ballot.

VOTE BY MAIL
•	Read the Proxy Statement/Prospectus and the Voting Instructions Form.

•	Please mark, sign and date your Voting Instructions Form.

•	Return promptly in the postage-paid envelope provided.

999 999 999 999 99
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
JOHN HANCOCK LIFE INSURANCE COMPANY
JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

FUND NAME PRINTS HERE	VOTING INSTRUCTIONS FORM
FUND NAME PRINTS HERE
The undersigned hereby instructs John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, and John Hancock Variable Life Insurance Company to vote all shares of John Hancock Trust attributable to his or her variable annuity or variable life contract at the Special Meeting of Shareholders to be held at 601 Congress Street, Boston, Massachusetts 02210 at 10:00 a.m., Eastern Time, October 19, 2009, and any adjournments thereof, as indicated below and in their discretion upon such other matters as may properly come before the Meeting. Voting pursuant to these instructions will be as specified. If no specification is made as to an item, voting will be “FOR” such item. This voting instruction form is provided for the shares of the above referenced fund attributable to your contract values as of August 21, 2009. Please sign, date, and return the voting instructions form in the enclosed postage-paid envelope. VOTING INSTRUCTIONS MUST BE RECEIVED BY OCTOBER 18, 2009 TO BE VOTED AT THE MEETING TO BE HELD ON OCTOBER 19, 2009.
THESE VOTING INSTRUCTIONS ARE SOLICITED BY JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK, JOHN HANCOCK LIFE INSURANCE COMPANY, AND JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF JOHN HANCOCK TRUST.

PLEASE MARK YOUR VOTING INSTRUCTIONS FORM, DATE AND SIGN
IT, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE
WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
Date:                                         , 2009

Signature(s), Title(s), if applicable	(Please sign in box)
If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign his or her own name, indicating that he or she is a “Partner.” If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a “Trustee.”
JHT 09 VIF(dc)

These voting instructions, if properly executed, will be voted in the manner directed by the contract owner.
IF NO DIRECTION IS MADE, THESE VOTING INSTRUCTIONS WILL BE VOTED “FOR” ALL PROPOSALS.
Please refer to the Proxy Statement/Prospectus for a discussion of the proposals.
Please fill in box as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.     ☑

		FOR	AGAINST	ABSTAIN

Proposal 1	Approval of Agreement and Plan of Reorganization providing for the combination of the Emerging Small Company Trust into the Smaller Company Growth Trust.	☐	☐	☐
(Only shareholders of the Emerging Small Company Trust will vote on Proposal 1)

Proposal 2	Approval of Agreement and Plan of Reorganization providing for the combination of the Global Allocation Trust into the Lifestyle Balanced Trust.	☐	☐	☐
(Only shareholders of the Global Allocation Trust will vote on Proposal 2)

Proposal 3	Approval of Agreement and Plan of Reorganization providing for the combination of the Global Real Estate Trust into the Real Estate Securities Trust.	☐	☐	☐
(Only shareholders of the Global Real Estate Trust will vote on Proposal 3)

Proposal 4	Approval of Agreement and Plan of Reorganization providing for the combination of the International Small Cap Trust into the International Small Company Trust.	☐	☐	☐
(Only shareholders of the International Small Cap Trust will vote on Proposal 4)

Proposal 5	Approval of Agreement and Plan of Reorganization providing for the combination of the Mid Cap Intersection Trust into the Mid Cap Index Trust.	☐	☐	☐
(Only shareholders of the Mid Cap Intersection Trust will vote on Proposal 5)

Any other business that may properly come before the Meeting.
PLEASE SIGN AND DATE ON THE REVERSE SIDE
JHT 09 VIF (dc)